                     AIM ASIA PACIFIC GROWTH FUND

                     March 3, 2003

                     Prospectus

                     AIM Asia Pacific Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of companies in the Asia Pacific region (except Japanese companies). The fund considers various factors when determining whether a company is in the Asia Pacific region, including whether (1) it is organized under the laws of a country in the Asia Pacific region, (2) it has a principal office in a country in the Asia Pacific region, (3) it derives 50% or more of its total revenues from business in a country in the Asia Pacific region, or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in a country in the Asia Pacific region.

    In complying with the 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund will normally invest in companies located in at least three countries in the Asia Pacific region. The fund may also invest up to 100% of its total assets in companies in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of Asia Pacific companies. The fund may also invest up to 20% of its assets in securities of non-Asia Pacific companies. The fund may also invest up to 20% of its assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   -8.54%
1999...................................................................   67.98%
2000...................................................................  -22.44%
2001...................................................................   -5.77%
2002...................................................................  -10.80%


    During the periods shown in the bar chart, the highest quarterly return was 40.89% (quarter ended June 30, 1999) and the lowest quarterly return was -25.67% (quarter ended June 30, 1998).

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------
(for the periods ended                                   SINCE         INCEPTION
December 31, 2002)                        1 YEAR       INCEPTION(2)      DATE
---------------------------------------------------------------------------------
Class A                                                                 11/03/97
  Return Before Taxes                      (15.70)%        (3.80)%
  Return After Taxes on Distributions      (15.70)         (3.85)
  Return After Taxes on Distributions
    and Sale of Fund Shares                 (9.64)         (3.01)
Class B                                                                 11/03/97
  Return Before Taxes                      (15.74)         (3.60)
Class C                                                                 11/03/97
  Return Before Taxes                      (12.30)         (3.46)
---------------------------------------------------------------------------------
MSCI AC Asia Pacific Free ex-Japan
  Index(3)                                  (5.11)         (2.93)(4)    10/31/97(4)
  (reflects no deduction for fees,
    expenses, or taxes)
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(3) The Morgan Stanley Capital International All Country Asia Pacific Free ex-Japan Index measures the performance of 11 developed and emerging countries in the Pacific rim, excluding Japan. The index excludes shares that are not readily purchased by non-local investors.
(4) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)          None(1,2)  5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.95%      0.95%      0.95%

Distribution and/or Service (12b-1) Fees            0.35       1.00       1.00

Other Expenses                                      1.19       1.19       1.19

Total Annual Fund Operating Expenses(4,5)           2.49       3.14       3.14
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2002 for Class A, Class B and Class C shares were 2.25%, 2.90% and 2.90%, respectively.
(5) The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the Total Annual Operating Expenses of Class A shares to 2.25% (e.g., if AIM waives 0.24% of Class A expenses, AIM will also waive 0.24% of Class B and Class C expenses). This agreement may be terminated at any time.

You may be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $788    $1,283    $1,803     $3,221
Class B                                      817     1,269     1,845      3,298
Class C                                      417       969     1,645      3,448
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $788    $1,283    $1,803     $3,221
Class B                                      317       969     1,645      3,298
Class C                                      317       969     1,645      3,448
--------------------------------------------------------------------------------

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.71% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Barrett K. Sides (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the advisor and/or its affiliates since 1990.

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997.

    They are assisted by the Asia Pacific Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Asia Pacific Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

    A significant portion of the fund's returns was attributable to its investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended 2000, which had a magnified impact on the fund due to its relatively small asset base during this period. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,                        COMMENCED) TO
                                                     ----------------------------------------------------          OCTOBER 31,
                                                      2002           2001           2000           1999                1998
                                                     -------        -------        -------        -------        ----------------
Net asset value, beginning of period                 $  8.59        $ 10.70        $ 10.76        $  7.69            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.04)(a)      (0.01)(a)      (0.07)(a)      (0.03)(a)           0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.02)         (2.06)          0.01           3.14              (2.36)
=================================================================================================================================
    Total from investment operations                   (0.06)         (2.07)         (0.06)          3.11              (2.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    --             --             --          (0.04)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --          (0.04)            --             --                 --
=================================================================================================================================
Net asset value, end of period                       $  8.53        $  8.59        $ 10.70        $ 10.76            $  7.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        (0.70)%       (19.46)%        (0.56)%        40.66%            (23.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $62,806        $61,729        $93,755        $25,420            $ 7,716
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.25%(c)       2.02%          1.92%          1.92%              1.92%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.49%(c)       2.37%          2.06%          2.72%              4.88%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.41)%(c)     (0.06)%        (0.57)%        (0.50)%             0.70%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  114%            73%            64%           142%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $72,974,141 .
(d) Annualized.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,                       COMMENCED) TO
                                                     ----------------------------------------------------        OCTOBER 31,
                                                      2002           2001           2000           1999             1998
                                                     -------        -------        -------        -------        ----------------
Net asset value, beginning of period                 $  8.38        $10.50         $10.65         $ 7.63             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.10)(a)     (0.07)(a)      (0.17)(a)      (0.13)(a)           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.01)        (2.01)          0.02           3.16               (2.36)
=================================================================================================================================
    Total from investment operations                   (0.11)        (2.08)         (0.15)          3.03               (2.37)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    --            --             --          (0.01)                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --         (0.04)            --             --                  --
=================================================================================================================================
Net asset value, end of period                       $  8.27        $ 8.38         $10.50         $10.65             $  7.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        (1.31)%      (19.92)%        (1.41)%        39.76%             (23.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $19,916        $25,479        $39,852        $12,070            $ 3,030
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.90%(c)      2.67%          2.67%          2.79%               2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   3.14%(c)      3.02%          2.76%          3.59%               5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.06)%(c)    (0.72)%        (1.32)%        (1.37)%             (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  114%           73%            64%           142%                 79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $25,275,824 .
(d) Annualized.

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE SALES
                                                                     YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                        -------------------------------------------------        OCTOBER 31,
                                                         2002          2001           2000          1999            1998
                                                        ------        -------        ------        ------        ----------------
Net asset value, beginning of period                    $ 8.37        $ 10.49         10.63        $ 7.61            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.10)(a)      (0.07)(a)     (0.17)(a)     (0.13)(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                          (0.02)         (2.01)         0.03          3.16              (2.38)
=================================================================================================================================
    Total from investment operations                     (0.12)         (2.08)        (0.14)         3.03              (2.39)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --             --            --         (0.01)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --          (0.04)           --            --                 --
=================================================================================================================================
Net asset value, end of period                          $ 8.25        $  8.37        $10.49        $10.63            $  7.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (1.43)%       (19.94)%       (1.32)%       39.86%            (23.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $6,019        $ 4,692        $6,797        $5,008            $   686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.90%(c)       2.67%         2.67%         2.79%              2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     3.14%(c)       3.02%         2.76%         3.59%              5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (1.06)%(c)     (0.72)%       (1.32)%       (1.37)%            (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    114%            73%           64%          142%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $6,928,235.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                          ----------------------------
                          AIM ASIA PACIFIC GROWTH FUND
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM ASIA PACIFIC GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               APG-PRO-1

                     AIM EUROPEAN GROWTH FUND

                     March 3, 2003

                     Prospectus

                     AIM European Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of European companies. The fund considers various factors when determining whether a company is in Europe, including whether (1) it is organized under the laws of a country in Europe, (2) it has a principal office in a country in Europe; (3) it derives 50% or more of its total revenues from business in a country in Europe; or (4) its equity securities are traded principally in a stock exchange, or in an over-the-counter market, in a country in Europe.

    In complying with the 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 65% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its assets in securities of non-European companies. The fund may invest up to 20% of its assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The fund's investments may include investments in companies with market capitalizations of less than $1 billion. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small and micro-cap companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small and micro-cap companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1998...................................................................   40.62%
1999...................................................................   66.62%
2000...................................................................   -3.28%
2001...................................................................  -24.72%
2002...................................................................   -9.71%


    During the periods shown in the bar chart, the highest quarterly return was 54.69% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended March 31, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended December 31,                   SINCE         INCEPTION
2002)                                     1 YEAR    INCEPTION(1)      DATE
----------------------------------------------------------------------------
Class A                                                             11/03/97
  Return Before Taxes                     (14.69)%       7.86%
  Return After Taxes on Distributions     (14.69)        7.86
  Return After Taxes on Distributions
    and Sale of Fund Shares                (9.02)        6.47
Class B                                                             11/03/97
  Return Before Taxes                     (14.78)        8.15
Class C                                                             11/03/97
  Return Before Taxes                     (11.23)        8.30
Class R(2)                                                          11/03/97
  Return Before Taxes                      (9.88)        8.88
----------------------------------------------------------------------------
MSCI Europe Index(3)                      (18.38)       (1.21)(4)   10/31/97(4)
  (reflects no deduction for fees,
    expenses, or taxes)
----------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Morgan Stanley Capital International Europe Index is an unmanaged index that is designed to represent the performance of developed stock markets in Europe.
(4) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                         CLASS A   CLASS B   CLASS C   CLASS R
-------------------------------------------------------------------------------
Management Fees                            0.95%     0.95%     0.95%     0.95%

Distribution and/or Service (12b-1) Fees   0.35      1.00      1.00      0.50

Other Expenses(5)                          0.63      0.63      0.63      0.63

Total Annual Fund Operating Expenses       1.93      2.58      2.58      2.08
-------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses for Class R shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $735    $1,123    $1,535     $2,680
Class B                                      761     1,102     1,570      2,757
Class C                                      361       802     1,370      2,915
Class R                                      211       652     1,119      2,410
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $735    $1,123    $1,535     $2,680
Class B                                      261       802     1,370      2,757
Class C                                      261       802     1,370      2,915
Class R                                      211       652     1,119      2,410
--------------------------------------------------------------------------------

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.95% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1997 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Europe/Canada Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes any long-term and short-term capital gains, if any, annually.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,                        COMMENCED) TO
                                                      ---------------------------------------------------          OCTOBER 31,
                                                        2002            2001          2000         1999                1998
                                                      --------        --------      --------      -------        ----------------
Net asset value, beginning of period                  $  16.52        $  23.59      $  16.42      $ 12.96            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.07)(a)       (0.06)(a)     (0.21)(a)    (0.11)             (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.85)          (7.01)         7.38         3.58               3.04
=================================================================================================================================
    Total from investment operations                     (0.92)          (7.07)         7.17         3.47               2.96
=================================================================================================================================
Less dividends from net investment income                   --              --            --        (0.01)                --
=================================================================================================================================
Net asset value, end of period                        $  15.60        $  16.52      $  23.59      $ 16.42            $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (5.57)%        (29.97)%       43.67%       26.81%             29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $283,812        $157,651      $273,605      $99,148            $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.93%(c)        1.83%         1.69%        1.88%              1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.42)%(c)      (0.32)%       (0.82)%      (0.69)%            (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     94%             99%          112%         122%                93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $169,250,130.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e) Annualized.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                       YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                                         --------------------------------------------------        OCTOBER 31,
                                                          2002            2001          2000         1999              1998
                                                         -------        --------      --------      -------      ----------------
Net asset value, beginning of period                     $ 16.07        $  23.11      $  16.20      $ 12.87          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.18)(a)       (0.19)(a)     (0.38)(a)    (0.22)           (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.81)          (6.85)         7.29         3.55             3.05
=================================================================================================================================
    Total from investment operations                       (0.99)          (7.04)         6.91         3.33             2.87
=================================================================================================================================
Net asset value, end of period                           $ 15.08        $  16.07      $  23.11      $ 16.20          $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (6.16)%        (30.46)%       42.65%       25.87%           28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $97,436        $105,324      $169,614      $67,074          $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     2.58%(c)        2.50%         2.39%        2.63%            2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.07)%(c)      (0.98)%       (1.52)%      (1.44)%          (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       94%             99%          112%         122%              93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $102,408,283.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                         ------------------------------------------------          OCTOBER 31,
                                                          2002           2001         2000         1999                1998
                                                         -------        -------      -------      -------        ----------------
Net asset value, beginning of period                     $ 16.09        $ 23.13      $ 16.21      $ 12.88             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.18)(a)      (0.19)(a)    (0.38)(a)    (0.23)             (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.82)         (6.85)        7.30         3.56               3.06
=================================================================================================================================
    Total from investment operations                       (1.00)         (7.04)        6.92         3.33               2.88
=================================================================================================================================
Net asset value, end of period                           $ 15.09        $ 16.09      $ 23.13      $ 16.21             $12.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (6.22)%       (30.44)%      42.69%       25.85%             28.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $27,323        $32,604      $54,164      $11,938             $9,639
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     2.58%(c)       2.50%        2.39%        2.63%              2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.07)%(c)     (0.98)%      (1.52)%      (1.44)%            (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       94%            99%         112%         122%                93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $31,005,315.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e) Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
                                                              -------------
Net asset value, beginning of period                             $ 18.35
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.72)
===========================================================================
    Total from investment operations                               (2.76)
===========================================================================
Net asset value, end of period                                   $ 15.59
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (15.04)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    15
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             2.08%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.57)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               94%
___________________________________________________________________________
===========================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $13,328.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                            ------------------------
                            AIM EUROPEAN GROWTH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM EUROPEAN GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------


AIMinvestments.com               EGR-PRO-1

                     AIM GLOBAL AGGRESSIVE GROWTH FUND
                     March 3, 2003

                     Prospectus

                     AIM Global Aggressive Growth Fund seeks to provide above-average long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is above-average long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The fund will normally invest in the securities of small- and medium-sized growth companies located in at least four countries, including the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.

    The fund may also invest up to 35% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                        ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             -------
1995..................................................................   32.15%
1996..................................................................   23.53%
1997..................................................................    4.03%
1998..................................................................    3.93%
1999..................................................................   70.58%
2000..................................................................  -21.98%
2001..................................................................  -25.59%
2002..................................................................  -16.55%


    During the periods shown in the bar chart, the highest quarterly return was 49.33% (quarter ended December 31, 1999) and the lowest quarterly return was -21.50% (quarter ended September 30, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------
                                                                                    SINCE        INCEPTION
(for the periods ended December 31, 2002)                 1 YEAR      5 YEARS      INCEPTION(1)    DATE
--------------------------------------------------------------------------------------------------------------
Class A                                                                                            09/15/94
  Return Before Taxes                                      (20.52)%     (3.94)%       4.13%
  Return After Taxes on Distributions                      (20.52)      (4.93)        3.46
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                (12.60)      (2.58)        3.75
Class B                                                                                            09/15/94
  Return Before Taxes                                      (21.16)      (3.81)        4.20
Class C                                                                                            08/04/97
  Return Before Taxes                                      (17.83)      (3.51)       (4.91)
--------------------------------------------------------------------------------------------------------------
MSCI AC World Free Index(2)                                (18.98)      (1.94)        3.72(3)      08/31/94(3)
  (reflects no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Morgan Stanley Capital International All Country World Free Index measures the performance of securities available to foreign investors listed on the major world stock exchanges of 47 markets, including both developed and emerging markets.
(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------
(fees paid directly from
your investment)                                          CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                            4.75%                None                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)                     None(1,2)            5.00%                1.00%
--------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                         CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.90%                0.90%                0.90%

Distribution and/or Service (12b-1) Fees                       0.50                 1.00                 1.00

Other Expenses(4)                                              0.61                 0.61                 0.61

Total Annual Fund Operating Expenses                           2.01                 2.51                 2.51
--------------------------------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other expenses have been restated to reflect expense arrangements in effect as of March 4, 2002.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
Class A                                                 $669          $1,076         $1,506         $2,702
Class B                                                  754           1,082          1,535          2,723
Class C                                                  354             782          1,335          2,846
-------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                                       1 YEAR        3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------------------
Class A                                                 $669          $1,076         $1,506         $2,702
Class B                                                  254             782          1,335          2,723
Class C                                                  254             782          1,335          2,846
-------------------------------------------------------------------------------------------------------------

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.90% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1994 and has been associated with the advisor and/or its affiliates since 1989.

- Barrett K. Sides, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

    They are assisted by the Mid Cap Growth, Asia Pacific and Europe/Canada Teams. More information on the fund's management team may be found on our website (http://aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Aggressive Growth Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                     CLASS A
                                                    --------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------------
                                                      2002            2001             2000             1999            1998
                                                    --------        --------        ----------        --------        --------
Net asset value, beginning of period                $  12.58        $  25.87        $    21.95        $  15.87        $  17.28
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.15)(a)       (0.13)            (0.28)(a)       (0.17)(a)       (0.10)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.43)          (8.42)             5.56            6.25           (1.31)
==============================================================================================================================
    Total from investment operations                   (1.58)          (8.55)             5.28            6.08           (1.41)
==============================================================================================================================
Less distributions from net realized gains                --           (4.74)            (1.36)             --              --
==============================================================================================================================
Net asset value, end of period                      $  11.00        $  12.58        $    25.87        $  21.95        $  15.87
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                       (12.56)%        (38.87)%           24.27%          38.31%          (8.16)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $405,360        $563,828        $1,103,740        $852,198        $937,587
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                 2.00%(c)        1.87%             1.65%           1.80%           1.75%
==============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.19)%(c)      (0.75)%           (0.96)%         (0.95)%         (0.55)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                   73%             87%               62%             60%             50%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c) Ratios are based on average daily net assets of $512,168,129.

                                                                                     CLASS B
                                                    --------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------------
                                                      2002            2001             2000             1999            1998
                                                    --------        --------        ----------        --------        --------
Net asset value, beginning of period                $  11.97        $  24.98        $    21.35        $  15.52        $  17.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.20)(a)       (0.21)            (0.42)(a)       (0.27)(a)       (0.19)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.35)          (8.06)             5.41            6.10           (1.29)
==============================================================================================================================
    Total from investment operations                   (1.55)          (8.27)             4.99            5.83           (1.48)
==============================================================================================================================
Less distributions from net realized gains                --           (4.74)            (1.36)             --              --
==============================================================================================================================
Net asset value, end of period                      $  10.42        $  11.97        $    24.98        $  21.35        $  15.52
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                       (12.95)%        (39.19)%           23.56%          37.56%          (8.71)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $388,101        $583,933        $1,158,979        $926,972        $947,293
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                 2.51%(c)        2.39%             2.19%           2.37%           2.32%
==============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.70)%(c)      (1.27)%           (1.50)%         (1.52)%         (1.11)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                   73%             87%               62%             60%             50%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $516,175,698.

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                  CLASS C
                                                    -------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                    -------        -------        -------        -------        -------
Net asset value, beginning of period                $ 11.98        $ 24.99        $ 21.35        $ 15.52        $ 17.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.20)(a)      (0.21)         (0.42)(a)      (0.27)(a)      (0.19)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   (1.36)         (8.06)          5.42           6.10          (1.29)
=======================================================================================================================
    Total from investment operations                  (1.56)         (8.27)          5.00           5.83          (1.48)
=======================================================================================================================
Less distributions from net realized gains               --          (4.74)         (1.36)            --             --
=======================================================================================================================
Net asset value, end of period                      $ 10.42        $ 11.98        $ 24.99        $ 21.35        $ 15.52
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                      (13.02)%       (39.17)%        23.61%         37.56%         (8.71)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $19,099        $28,260        $50,908        $16,325        $13,186
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                2.51%(c)       2.39%          2.19%          2.37%          2.34%
=======================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.70)%(c)     (1.28)%        (1.50)%        (1.52)%        (1.13)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                  73%            87%            62%            60%            50%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $25,011,592.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                       ---------------------------------
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                       ---------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM GLOBAL AGGRESSIVE GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               GLA-PRO-1

                     AIM GLOBAL GROWTH FUND

                     March 3, 2003

                     Prospectus

                     AIM Global Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                         --Servicemark--

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in marketable equity securities of domestic and foreign issuers. The fund will normally invest in the securities of medium- and large-sized growth companies located in at least four countries, including the United States, and will usually maintain at least 20% of its total assets in U.S. dollar denominated securities. The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.

    The fund may also invest up to 35% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................   30.09%
1996...................................................................   19.87%
1997...................................................................   13.85%
1998...................................................................   22.08%
1999...................................................................   52.20%
2000...................................................................  -22.15%
2001...................................................................  -30.05%
2002...................................................................  -19.87%


    During the periods shown in the bar chart, the highest quarterly return was 38.05% (quarter ended December 31, 1999) and the lowest quarterly return was -25.90% (quarter ended March 31, 2001).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                   SINCE         INCEPTION
December 31, 2002)                1 YEAR     5 YEARS    INCEPTION(1)     DATE
--------------------------------------------------------------------------------
Class A                                                                09/15/94
  Return Before Taxes              (23.66)%   (5.04)%       3.58%
  Return After Taxes on
    Distributions                  (23.66)    (5.35)        3.20
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                    (14.53)    (3.77)        2.99
Class B                                                                09/15/94
  Return Before Taxes              (24.23)    (4.98)        3.65
Class C                                                                08/04/97
  Return Before Taxes              (21.03)    (4.61)       (4.93)
--------------------------------------------------------------------------------
MSCI World Index(2)                (19.89)    (2.11)        3.92(3)    08/31/94(3)
  (reflects no deduction for
    fees, expenses, or taxes)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Morgan Stanley Capital International World Index measures the performance of 1,578 securities listed on major world stock exchanges.
(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                 CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                    4.75%       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                 None(1,2)   5.00%      1.00%
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Management Fees                                    0.85%       0.85%      0.85%

Distribution and/or Service (12b-1) Fees           0.50        1.00       1.00

Other Expenses                                     0.60        0.60       0.60

Total Annual Fund
Operating Expenses                                 1.95        2.45       2.45
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.

You may be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $664    $1,058    $1,477     $2,642
Class B                                      748     1,064     1,506      2,663
Class C                                      348       764     1,306      2,786
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $664    $1,058    $1,477     $2,642
Class B                                      248       764     1,306      2,663
Class C                                      248       764     1,306      2,786
--------------------------------------------------------------------------------

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.85% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

    They are assisted by the Large Cap Growth, Asia Pacific and
Europe/Canada Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Growth Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.


                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                           2002            2001            2000            1999            1998
                                                         --------        --------        --------        --------        --------
Net asset value, beginning of period                     $  14.58        $  24.83        $  23.43        $  17.91        $  16.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.11)(a)       (0.13)          (0.03)(a)       (0.10)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (1.81)         (10.08)           2.77            6.12            1.74
=================================================================================================================================
    Total from investment operations                        (1.92)         (10.21)           2.74            6.02            1.69
=================================================================================================================================
Less distributions from net realized gains                     --           (0.04)          (1.34)          (0.50)          (0.43)
=================================================================================================================================
Net asset value, end of period                           $  12.66        $  14.58        $  24.83        $  23.43        $  17.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (13.17)%        (41.17)%         11.52%          34.43%          10.43%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $335,954        $439,612        $796,992        $388,549        $219,050
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.95%(c)        1.68%           1.62%           1.67%           1.70%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.95%(c)        1.79%           1.63%           1.67%           1.70%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.75)%(c)      (0.66)%         (0.10)%         (0.57)%         (0.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        98%            134%            110%             93%             97%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)Ratios are based on average daily net assets of $417,706,798.

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           CLASS B
                                                                --------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------------------
                                                                  2002           2001         2000         1999         1998
                                                                --------       ---------    ---------    ---------    --------
Net asset value, beginning of period                            $  14.00       $  23.98     $  22.78     $  17.52     $  16.39
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.17)(a)      (0.24)       (0.17)(a)    (0.23)(a)    (0.15)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.74)         (9.70)        2.71         5.99         1.71
==============================================================================================================================
    Total from investment operations                               (1.91)         (9.94)        2.54         5.76         1.56
==============================================================================================================================
Less distributions from net realized gains                            --          (0.04)       (1.34)       (0.50)       (0.43)
==============================================================================================================================
Net asset value, end of period                                  $  12.09       $  14.00     $  23.98     $  22.78     $  17.52
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                   (13.64)%       (41.50)%      10.95%       33.69%        9.78%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $206,189       $369,171     $806,409     $425,345     $282,456
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.45%(c)       2.19%        2.16%        2.23%        2.26%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.45%(c)       2.30%        2.17%        2.23%        2.26%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.25)%(c)     (1.16)%      (0.64)%      (1.13)%      (0.83)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                               98%           134%         110%          93%          97%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $299,294,766.


                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002           2001         2000         1999        1998
                                                              -------       ---------    ---------    ---------    -------
Net asset value, beginning of period                          $ 14.01        $ 23.98      $ 22.79      $ 17.52     $ 16.39
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)      (0.22)       (0.17)(a)    (0.23)(a)   (0.15)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.74)         (9.71)        2.70         6.00        1.71
==========================================================================================================================
    Total from investment operations                            (1.91)         (9.93)        2.53         5.77        1.56
==========================================================================================================================
Less distributions from net realized gains                         --          (0.04)       (1.34)       (0.50)      (0.43)
==========================================================================================================================
Net asset value, end of period                                $ 12.10        $ 14.01      $ 23.98      $ 22.79     $ 17.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.63)%       (41.46)%      10.90%       33.69%       9.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,778        $51,624      $88,810      $31,356     $11,765
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)       2.19%        2.16%        2.23%       2.26%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.45%(c)       2.30%        2.17%        2.23%       2.26%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.25)%(c)     (1.16)%      (0.64)%      (1.13)%     (0.83)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            98%           134%         110%          93%         97%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $46,777,551.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                             ----------------------
                             AIM GLOBAL GROWTH FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


------------------------------------------------------------

BY MAIL:                      A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

BY TELEPHONE:                 (800) 347-4246

ON THE INTERNET:              You can send us a request
                              by e-mail or download
                              prospectuses, annual or
                              semiannual reports via
                              our website:
                              http://www.aiminvestments.com

------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM GLOBAL GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               GLG-PRO-1

                     AIM GLOBAL INCOME FUND

                     March 3, 2003

                     Prospectus

                     AIM Global Income Fund seeks to provide high current income, with a secondary objective of protection of principal and growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--
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                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.
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                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is high current income. Its secondary objective is protection of principal and growth of capital. The investment objectives of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objectives by investing at least 65% of its total assets in government and non-convertible corporate debt securities, both foreign and domestic, including securities issued by supranational organizations, such as the World Bank. The fund emphasizes investment in securities issued by governments and companies in developed countries such as the United States, the countries of Western Europe, Canada, Japan, Australia and New Zealand. The fund may also invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the United States, and will normally maintain at least 20% of its total assets in securities of U.S. issuers. The fund may invest up to 10% of its total assets in common stocks, preferred stocks and similar equity securities of foreign and domestic issuers and up to 10% of its total assets in convertible debt securities of foreign and domestic issuers. The fund may also invest up to 35% of its total assets in lower-quality debt securities, i.e., "junk bonds." For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer. However, the fund will invest no more than 5% of its total assets in the securities of any one corporate issuer, and will invest no more than 25% of its total assets in securities of any one foreign government or supranational organization.

    The portfolio managers focus on debt securities throughout the world that they believe have favorable prospects for current income or growth of capital. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Interest rate increases can cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer and because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

    Because it is non-diversified, the fund may invest in fewer issuers than if it was a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1995...................................................................  19.39%
1996...................................................................  10.30%
1997...................................................................   7.68%
1998...................................................................   4.76%
1999...................................................................  -3.62%
2000...................................................................   0.85%
2001...................................................................   4.07%
2002...................................................................   3.12%


    During the periods shown in the bar chart, the highest quarterly return was 6.26% (quarter ended March 31, 1995) and the lowest quarterly return was -2.40% (quarter ended June 30, 1999).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------
(for the periods ended December                          SINCE       INCEPTION
31, 2002)                           1 YEAR   5 YEARS   INCEPTION(1)       DATE
---------------------------------------------------------------------------------
Class A                                                               09/15/94
  Return Before Taxes               (1.80)%    0.81%      4.85%
  Return After Taxes on
     Distributions                  (4.05)    (1.20)      2.29
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                    (1.16)    (0.35)      2.61
Class B                                                               09/15/94
  Return Before Taxes               (2.23)     0.97       4.95
Class C                                                               08/04/97
  Return Before Taxes                1.76      1.29       1.91
---------------------------------------------------------------------------------
Salomon Bros. World Gov't Bond
  Index(2)                          19.49      5.82       6.27(3)     08/31/94(3)
  (reflects no deduction for fees,
     expenses, or taxes)
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The Salomon Brothers World Government Bond Index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US $25 million. The index measures the performance of the domestic government bond markets in fourteen countries combined.
(3) The average annual total return given is since the date closest to the inception date of the classes with the longest performance history.

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                             AIM GLOBAL INCOME FUND
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FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                              CLASS A      CLASS B    CLASS C
-------------------------------------------------------------------------------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                  4.75%       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                               None(1,2)   5.00%      1.00%
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
-------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                   CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
Management Fees                                       0.70%     0.70%     0.70%

Distribution and/or
Service (12b-1) Fees                                  0.50      1.00      1.00

Other Expenses                                        0.49      0.49      0.49

Total Annual Fund
Operating Expenses                                    1.69      2.19      2.19

Fee Waivers(4,5)                                      0.19      0.19      0.19

Net Expenses                                          1.50      2.00      2.00
-------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) The investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.50% (e.g. if AIM waives 0.19% of Class A expenses, AIM will also waive 0.19% of Class B and Class C shares expenses). The expense limitation agreement is in effect from July 1, 2002 through June 30, 2003.
(5) Further, the advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A shares to 1.25%. Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2002 for Class A, Class B and Class C shares were 1.25%, 1.75% and 1.75%, respectively. This agreement may be terminated at any time.

You may be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A                                    $639     $982     $1,349     $2,378
Class B                                     722      985      1,375      2,397
Class C                                     322      685      1,175      2,524
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A                                    $639     $982     $1,349     $2,378
Class B                                     222      685      1,175      2,397
Class C                                     222      685      1,175      2,524
-------------------------------------------------------------------------------

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                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.26% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Investment Grade and High Yield Taxable Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Global Income Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of ordinary income.

DIVIDENDS

The fund generally declares dividends daily and pays dividends, if any, monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

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                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                             2002            2001            2000           1999           1998
                                                            -------        --------        --------        -------        -------
Net asset value, beginning of period                        $  9.05        $   8.91        $   9.72        $ 10.60        $ 10.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.52(a)(b)      0.61            0.66           0.67           0.71
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.82)           0.14           (0.79)         (0.86)         (0.27)
=================================================================================================================================
    Total from investment operations                          (0.30)           0.75           (0.13)         (0.19)          0.44
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.52)          (0.60)          (0.13)         (0.61)         (0.61)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --              --              --             --          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                          (0.03)          (0.01)          (0.55)         (0.08)         (0.09)
=================================================================================================================================
    Total distributions                                       (0.55)          (0.61)          (0.68)         (0.69)         (0.77)
=================================================================================================================================
Net asset value, end of period                              $  8.20        $   9.05        $   8.91        $  9.72        $ 10.60
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               (3.33)%          8.64%          (1.38)%        (1.94)%         3.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $99,211        $110,579        $105,636        $51,077        $58,115
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.25%(d)        1.25%           1.25%          1.25%          1.23%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.69%(d)        1.66%           1.71%          1.67%          1.73%
=================================================================================================================================
Ratio of net investment income to average net assets           6.05%(a)(d)     6.75%           6.97%          6.54%          6.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          73%             92%            184%            93%            47%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.53 and the ratio of net investment income to average net assets would have been 6.26%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d) Ratios are based on average daily net assets of $106,186,539.

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                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                           2002               2001           2000           1999           1998
                                                          -------            -------        -------        -------        -------
Net asset value, beginning of period                      $  9.05            $  8.91        $  9.72        $ 10.59        $ 10.92
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.47(a)(b)         0.56           0.61           0.62           0.65
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.82)              0.14          (0.79)         (0.85)         (0.27)
=================================================================================================================================
    Total from investment operations                        (0.35)              0.70          (0.18)         (0.23)          0.38
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.48)             (0.55)         (0.12)         (0.56)         (0.55)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                 --             --             --          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                        (0.03)             (0.01)         (0.51)         (0.08)         (0.09)
=================================================================================================================================
    Total distributions                                     (0.51)             (0.56)         (0.63)         (0.64)         (0.71)
=================================================================================================================================
Net asset value, end of period                            $  8.19            $  9.05        $  8.91        $  9.72        $ 10.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             (3.93)%             8.08%         (1.94)%        (2.37)%         3.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $26,348            $45,510        $60,391        $34,423        $36,525
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.75%(d)           1.75%          1.75%          1.75%          1.75%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        2.19%(d)           2.16%          2.21%          2.17%          2.25%
=================================================================================================================================
Ratio of net investment income to average net assets         5.55%(a)(d)        6.25%          6.47%          6.04%          5.87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        73%                92%           184%            93%            47%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.49 and the ratio of net investment income to average net assets would have been 5.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d) Ratios are based on average daily net assets of $33,533,039.

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
                                                              ------        ------        ------        ------        ------
Net asset value, beginning of period                          $ 9.05        $ 8.91        $ 9.71        $10.59        $10.92
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.47(a)(b)    0.56          0.60          0.62          0.66
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.82)         0.14         (0.77)        (0.86)        (0.28)
============================================================================================================================
    Total from investment operations                           (0.35)         0.70         (0.17)        (0.24)         0.38
============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.48)        (0.55)        (0.12)        (0.56)        (0.55)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --            --            --            --         (0.07)
----------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.03)        (0.01)        (0.51)        (0.08)        (0.09)
============================================================================================================================
    Total distributions                                        (0.51)        (0.56)        (0.63)        (0.64)        (0.71)
============================================================================================================================
Net asset value, end of period                                $ 8.19        $ 9.05        $ 8.91        $ 9.71        $10.59
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                (3.93)%        8.08%        (1.84)%        2.47%         3.39%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,609        $2,212        $1,780        $1,884        $1,785
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.75%(d)      1.75%         1.75%         1.75%         1.73%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.19%(d)      2.16%         2.21%         2.17%         2.22%
============================================================================================================================
Ratio of net investment income to average net assets            5.55%(a)(d)   6.25%         6.47%         6.04%         5.88%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           73%           92%          184%           93%           47%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.49 and the ratio of net investment income to average net assets would have been 5.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d) Ratios are based on average daily net assets of $2,391,664.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                             ----------------------
                             AIM GLOBAL INCOME FUND
                             ----------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM GLOBAL INCOME FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               GLI-PRO-1

                     AIM INTERNATIONAL GROWTH FUND

                     March 3, 2003

                     Prospectus

                     AIM International Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-3

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                  A-9

Taxes                                             A-10

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

    At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1993...................................................................   45.78%
1994...................................................................   -3.34%
1995...................................................................   16.41%
1996...................................................................   18.98%
1997...................................................................    5.70%
1998...................................................................   13.42%
1999...................................................................   55.08%
2000...................................................................  -25.69%
2001...................................................................  -22.36%
2002...................................................................  -14.23%


    During the periods shown in the bar chart, the highest quarterly return was 43.09% (quarter ended December 31, 1999) and the lowest quarterly return was -19.18% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------
(for the periods ended December                                     SINCE         INCEPTION
31, 2002)                         1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
-------------------------------------------------------------------------------------------
Class A                                                                           04/07/92
  Return Before Taxes              (18.96)%   (3.83)%     5.43%          --
  Return After Taxes on
     Distributions                 (18.96)    (4.34)      4.85           --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                   (11.64)    (2.83)      4.52           --
Class B                                                                           09/15/94
  Return Before Taxes              (19.06)    (3.80)        --         1.45%
Class C                                                                           08/04/97
  Return Before Taxes              (15.64)    (3.44)        --        (4.51)
Class R(2)                                                                        04/07/92
  Return Before Taxes              (14.37)    (2.92)      5.82           --
-------------------------------------------------------------------------------------------
MSCI EAFE Index(3)                 (15.94)    (2.89)      4.00           --
  (reflects no deduction for
     fees, expenses, or taxes)
-------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                    CLASS A      CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                                 5.50%       None       None       None

Maximum Deferred Sales Charge
(Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever
is less)                               None(1,2)   5.00%      1.00%      None(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.93%     0.93%     0.93%     0.93%

Distribution and/or Service (12b-1) Fees    0.30      1.00      1.00      0.50

Other Expenses(5)                           0.51      0.51      0.51      0.51

Total Annual Fund Operating Expenses        1.74      2.44      2.44      1.94

Fee Waiver(6)                               0.04      0.04      0.04      0.04

Net Expenses                                1.70      2.40      2.40      1.90
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses for Class R shares are based on estimated average net assets for the current fiscal year.
(6) The investment advisor has contractually agreed to waive 0.05% on average net assets in excess of $500 million. The expense limitation agreement is in effect from July 1, 2002 through June 30, 2003.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $717    $1,068    $1,442     $2,489
Class B                                      747     1,061     1,501      2,604
Class C                                      347       761     1,301      2,776
Class R                                      197       609     1,047      2,264
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $717    $1,068    $1,442     $2,489
Class B                                      247       761     1,301      2,604
Class C                                      247       761     1,301      2,776
Class R                                      197       609     1,047      2,264
--------------------------------------------------------------------------------

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.89% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Clas G. Olsson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

    They are assisted by the Asia Pacific and Europe/Canada Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

    Effective May 1, 2003, the following portfolio manager will be added to the members of the team who are primarily responsible for the management of the fund's portfolio:

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2002 and 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.


                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999              1998
                                               ----------        ----------        ----------        ----------        ----------
Net asset value, beginning of period           $    14.45        $    21.60        $    21.73        $    17.59        $    16.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.03)(a)         (0.01)             0.08(a)          (0.03)             0.05(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.73)            (5.66)             0.72              4.49              0.96
=================================================================================================================================
    Total from investment operations                (1.76)            (5.67)             0.80              4.46              1.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --                --                --             (0.11)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --             (1.48)            (0.93)            (0.21)               --
=================================================================================================================================
    Total distributions                                --             (1.48)            (0.93)            (0.32)            (0.06)
=================================================================================================================================
Net asset value, end of period                 $    12.69        $    14.45        $    21.60        $    21.73        $    17.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (12.18)%          (27.96)%            3.16%            25.73%             6.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,093,344        $1,404,269        $2,325,636        $2,058,419        $1,724,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.70%(c)          1.57%             1.44%             1.48%             1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.74%(c)          1.61%             1.48%             1.52%             1.49%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.21)%(c)        (0.04)%            0.30%            (0.14)%            0.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                77%               85%               87%               86%               78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c) Ratios are based on average daily net assets of $1,288,787,374.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
                                                               2002           2001        2000            1999            1998
                                                             --------       --------    ---------       ---------       ---------
Net asset value, beginning of period                         $  13.78       $  20.81    $  21.11        $  17.13        $  16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)      (0.13)      (0.11)(a)       (0.17)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.64)         (5.42)       0.74            4.36            0.95
=================================================================================================================================
    Total from investment operations                            (1.76)         (5.55)       0.63            4.19            0.86
=================================================================================================================================
Less distributions from net realized gains                         --          (1.48)      (0.93)          (0.21)             --
=================================================================================================================================
Net asset value, end of period                               $  12.02       $  13.78    $  20.81        $  21.11        $  17.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                (12.77)%       (28.48)%      2.42%          24.72%           5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $401,288       $612,125    $997,843        $887,106        $744,987
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.40%(c)       2.27%       2.18%           2.27%           2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.44%(c)       2.31%       2.22%           2.31%           2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.91)%(c)     (0.75)%     (0.44)%         (0.93)%         (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            77%            85%         87%             86%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $528,787,574.


                                                                                         CLASS C
                                                        -------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
                                                        ---------       ---------       ---------       ---------       ---------
Net asset value, beginning of period                    $  13.79        $  20.82        $  21.13        $  17.14         $ 16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (1.64)          (5.42)           0.73            4.37            0.96
=================================================================================================================================
    Total from investment operations                       (1.76)          (5.55)           0.62            4.20            0.87
=================================================================================================================================
Less distributions from net realized gains                    --           (1.48)          (0.93)          (0.21)             --
=================================================================================================================================
Net asset value, end of period                          $  12.03        $  13.79        $  20.82        $  21.13         $ 17.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           (12.76)%        (28.47)%          2.37%          24.76%           5.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $114,070        $165,857        $253,998        $118,208         $58,579
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.40%(c)        2.27%           2.18%           2.27%           2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.44%(c)        2.31%           2.22%           2.31%           2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%         (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       77%             85%             87%             86%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $146,796,937.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.27
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.56)
===========================================================================
    Total from investment operations                               (2.58)
===========================================================================
Net asset value, end of period                                   $ 12.69
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.90)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    49
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.89%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.93%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.40)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               77%
___________________________________________________________________________
===========================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $17,496.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below:

CLASS A(1)            CLASS A3              CLASS B               CLASS C               CLASS R
------------------------------------------------------------------------------------------------------------
- Initial sales       - No initial sales    - No initial sales    - No initial sales    - No initial sales
  charge                charge                charge                charge                charge

- Reduced or waived   - No contingent       - Contingent          - Contingent          - Generally, no
  initial sales         deferred sales        deferred sales        deferred sales        contingent
  charge for certain    charge                charge on             charge on             deferred sales
  purchases(2,3)                              redemptions within    redemptions within    charge(2)
                                              six years             one year(5)

- Generally, lower    - 12b-1 fee of 0.35%  - 12b-1 fee of 1.00%  - 12b-1 fee of 1.00%  - 12b-1 fee of 0.50%
  distribution and
  service (12b-1)
  fee than Class B,
  Class C or Class R
  shares (See "Fee
  Table and Expense
  Example")

                      - Does not convert    - Converts to Class   - Does not convert    - Does not convert
                        to Class A shares     A shares at the       to Class A shares     to Class A shares
                                              end of the month
                                              which is eight
                                              years after the
                                              date on which
                                              shares were
                                              purchased along
                                              with a pro rata
                                              portion of its
                                              reinvested
                                              dividends and
                                              distributions(4)

- Generally more      - Generally more      - Purchase orders     - Generally more      - Generally, only
  appropriate for       appropriate for       limited to amounts    appropriate for       available to the
  long-term             short-term            less than $250,000    short-term            following types of
  investors             investors                                   investors             retirement plans:
                                                                                          (i) all section
                                                                                          401 and 457 plans,
                                                                                          (ii) section 403
                                                                                          plans sponsored by
                                                                                          section 501(c)(3)
                                                                                          organizations, and
                                                                                          (iii) IRA
                                                                                          rollovers from
                                                                                          such plans if an
                                                                                          AIM Fund was
                                                                                          offered
------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



    AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY I INITIAL SALES CHARGES
---------------------------------------------------------------
                                            INVESTOR'S
                                           SALES CHARGE
                                    ---------------------------
AMOUNT OF INVESTMENT                AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)            OFFERING PRICE   INVESTMENT
---------------------------------------------------------------
               Less than $   25,000      5.50%          5.82%
  $ 25,000 but less than $   50,000      5.25           5.54
  $ 50,000 but less than $  100,000      4.75           4.99
  $100,000 but less than $  250,000      3.75           3.90
  $250,000 but less than $  500,000      3.00           3.09
  $500,000 but less than $1,000,000      2.00           2.04
---------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $   50,000    4.75%        4.99%
  $ 50,000 but less than $  100,000    4.00         4.17
  $100,000 but less than $  250,000    3.75         3.90
  $250,000 but less than $  500,000    2.50         2.56
  $500,000 but less than $1,000,000    2.00         2.04
------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                   -------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION              OFFERING PRICE INVESTMENT
------------------------------------------------------------
               Less than $  100,000    1.00%        1.01%
  $100,000 but less than $  250,000    0.75         0.76
  $250,000 but less than $1,000,000    0.50         0.50
------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

    If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares.) The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

    Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                            CLASS B   CLASS C
----------------------------------------------------------
First                                      5%       1%
Second                                     4       None
Third                                      3       None
Fourth                                     3       None
Fifth                                      2       None
Sixth                                      1       None
Seventh and following                    None      None
----------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Automatic Investment Plans                                       50                                             25

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500                                             50
-------------------------------------------------------------------------------------------------------------------------


The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank Connection(SM)
                                       methods described above.                   option on your completed account
                                                                                  application or complete an AIM Bank
                                                                                  Connection form. Mail the application
                                                                                  or form to the transfer agent. Once the
                                                                                  transfer agent has received the form,
                                                                                  call the transfer agent to place your
                                                                                  purchase order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a contingent deferred sales charge (CDSC) upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

    You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

    The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

    If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

    If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

    You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B and Class C shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

    If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund).

    You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another AIM Fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) one another;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (c) Class A shares of another AIM Fund, but only if

        (i)  you acquired the original shares before May 1, 1994; or

        (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

     (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

        (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

        (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares; or

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash

                                                                      MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market

MCF--03/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--03/03

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM INTERNATIONAL GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               IGR-PRO-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM INTERNATIONAL FUNDS, INC.
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF EACH PORTFOLIO (EACH A "FUND", COLLECTIVELY THE "FUNDS") OF AIM INTERNATIONAL FUNDS, INC. LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 3, 2003, RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES, AS APPLICABLE, OF THE FOLLOWING
PROSPECTUSES:

                           FUND                                   DATED
                           ----                                   -----
               AIM ASIA PACIFIC GROWTH FUND                   MARCH 3, 2003
             AIM GLOBAL AGGRESSIVE GROWTH FUND                MARCH 3, 2003
                  AIM GLOBAL GROWTH FUND                      MARCH 3, 2003
                  AIM GLOBAL INCOME FUND                      MARCH 3, 2003

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 3, 2003, ALSO RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF THE FOLLOWING PROSPECTUSES:

                           FUND                                   DATED
                           ----                                   -----
                 AIM EUROPEAN GROWTH FUND                     MARCH 3, 2003
              AIM INTERNATIONAL GROWTH FUND                   MARCH 3, 2003

                          AIM INTERNATIONAL FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                  PAGE
GENERAL INFORMATION ABOUT THE COMPANY..........................................................................      1
            Fund History.......................................................................................      1
            The Company and its Shares.........................................................................      1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.......................................................      3
            Classification.....................................................................................      3
            Investment Strategies and Risks....................................................................      3
                        Equity Investments.....................................................................      5
                        Foreign Investments....................................................................      6
                        Debt Investments.......................................................................      9
                        Other Investments......................................................................     11
                        Investment Techniques..................................................................     12
                        Derivatives............................................................................     16
                        Additional Securities or Investment Techniques.........................................     22
            Fund Policies......................................................................................     22
            Temporary Defensive Positions......................................................................     25
            Portfolio Turnover.................................................................................     25

MANAGEMENT OF THE COMPANY......................................................................................     25
            Board of Directors.................................................................................     25
            Management Information.............................................................................     25
                        Director Ownership of Fund Shares......................................................     26
                        Factors Considered in Approving the Investment Advisory Agreement......................     26
            Compensation.......................................................................................     27
                        Retirement Plan For Directors..........................................................     27
                        Deferred Compensation Agreements.......................................................     28
                        Purchases of Class A Shares of the Funds at Net Asset Value............................     28
            Codes of Ethics....................................................................................     28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................................     29

INVESTMENT ADVISORY AND OTHER SERVICES.........................................................................     29
            Investment Advisor.................................................................................     29
            Previous Investment Sub-Advisor....................................................................     30
            Service Agreements.................................................................................     31
            Other Service Providers............................................................................     31

BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................................     32
            Brokerage Transactions.............................................................................     32
            Commissions........................................................................................     33
            Brokerage Selection................................................................................     33
            Directed Brokerage (Research Services).............................................................     34
            Regular Brokers or Dealers.........................................................................     34
            Allocation of Portfolio Transactions...............................................................     34
            Allocation of Initial Public Offering ("IPO") Transactions.........................................     35

PURCHASE, REDEMPTION AND PRICING OF SHARES.....................................................................     35
            Purchase and Redemption of Shares..................................................................     35
            Offering Price.....................................................................................     51
            Redemption In Kind.................................................................................     52
            Backup Withholding.................................................................................     52

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS......................................................................     53
            Dividends and Distributions.......................................................................     53
            Tax Matters.......................................................................................     54

DISTRIBUTION OF SECURITIES....................................................................................     61
            Distribution Plans................................................................................     61
            Distributor.......................................................................................     63

CALCULATION OF PERFORMANCE DATA...............................................................................     64

APPENDICES:

RATINGS OF DEBT SECURITIES....................................................................................    A-1

DIRECTORS AND OFFICERS........................................................................................    B-1

DIRECTOR COMPENSATION TABLE...................................................................................    C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................................................    D-1

MANAGEMENT FEES...............................................................................................    E-1

ADMINISTRATIVE SERVICES FEES..................................................................................    F-1

BROKERAGE COMMISSIONS.........................................................................................    G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS..............    H-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.......................................    I-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS.................................................    J-1

TOTAL SALES CHARGES...........................................................................................    K-1

PERFORMANCE DATA..............................................................................................    L-1

FINANCIAL STATEMENTS..........................................................................................     FS

                      GENERAL INFORMATION ABOUT THE COMPANY

FUND HISTORY

      AIM International Funds, Inc. (the "Company") was organized in 1991 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company currently consists of six separate portfolios: AIM Asia Pacific Growth Fund, AIM European Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Growth Fund, (each a "Fund" and collectively, the "Funds"). Under the Articles of Incorporation of the Company, dated October 30, 1991, as supplemented and amended, the Board of Directors is authorized to create new series of shares without the necessity of a vote of shareholders of the Company.

      Prior to July 1, 2002, AIM Asia Pacific Growth Fund, AIM European Growth Fund and AIM International Growth Fund were known as AIM Asian Growth Fund, AIM European Development Fund and AIM International Equity Fund, respectively.

THE COMPANY AND ITS SHARES

      Shares of the Company are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Company in certain circumstances.

      The Company allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Company's books of account, and are charged with the expenses of such Fund and its respective classes. The Company allocates any general expenses of the Company not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM European Growth Fund and AIM International Growth Fund, offers three separate classes of shares: Class A shares, Class B shares and Class C shares. AIM European Growth Fund offers four separate classes of shares:
Class A shares, Class B shares, Class C shares and Class R shares. AIM International Growth Fund offers five separate classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. This Statement of Additional Information relates solely to the Class A, Class B, Class C and Class R shares, if applicable, of the Funds. The Institutional Class shares of AIM International Growth Fund are intended for use by certain eligible institutional investors. Shares of the Institutional Class of AIM International Growth Fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), retirement plans and platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement.

      Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Company, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

      The Articles of Incorporation of the Company authorize the issuance of 8.1 billion shares with a par value of $.001 each, of which 720 million shares represent an interest in AIM Asia Pacific Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM European Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Aggressive Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Income Fund (or the classes thereof), and
1.2 billion shares represent an interest in AIM International Growth Fund (or the classes thereof).

      The Articles of Incorporation provide that no director or officer of the Company shall be liable to the Company or its shareholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Company against any liability to the Company or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Company shall indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Company to the fullest extent permitted by the Maryland General Corporation Law.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Company to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Company is an open-end management investment company. Each of the Funds other than AIM Global Income Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                          AIM INTERNATIONAL FUNDS, INC.
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


            FUND                  AIM ASIA      AIM EUROPEAN GROWTH      AIM GLOBAL      AIM GLOBAL    AIM GLOBAL          AIM
                               PACIFIC GROWTH           FUND             AGGRESSIVE      GROWTH FUND     INCOME        INTERNATIONAL
                                    FUND                                GROWTH FUND                       FUND          GROWTH FUND
SECURITY/INVESTMENT
TECHNIQUE
--------------------------     --------------   -------------------     -----------      -----------   ----------      -------------
EQUITY INVESTMENTS
Common Stock                          X                  X                   X                X             X               X

Preferred Stock                       X                  X                   X                X             X               X

Convertible Securities                X                  X                   X                X             X               X

Alternative Entity
Securities                            X                  X                   X                X             X               X

FOREIGN INVESTMENTS

Foreign Securities                    X                  X                   X                X             X               X

Foreign Government                                                                                          X
Obligations

Foreign Exchange
Transactions                          X                  X                   X                X             X               X

DEBT INVESTMENTS

U.S. Government Obligations           X                  X                   X                X             X               X

Rule 2a-7 Requirements

Mortgage-Backed and                                                                                         X
Asset-Backed Securities

Collateralized Mortgage
Obligations

                          AIM INTERNATIONAL FUNDS, INC.
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


            FUND                  AIM ASIA      AIM EUROPEAN GROWTH      AIM GLOBAL      AIM GLOBAL    AIM GLOBAL          AIM
                               PACIFIC GROWTH           FUND             AGGRESSIVE      GROWTH FUND     INCOME        INTERNATIONAL
                                    FUND                                GROWTH FUND                       FUND          GROWTH FUND
SECURITY/ INVESTMENT
TECHNIQUE
--------------------------     --------------   -------------------     -----------      -----------   ----------      -------------
Bank Instruments

Commercial Instruments

Participation Interests

Municipal Securities

Municipal Lease
Obligations

Investment Grade Corporate            X                  X                   X                X             X               X
Debt Obligations

Junk Bonds                                                                                                  X

Liquid Assets                         X                  X                   X                X             X               X

OTHER INVESTMENTS

REITs                                 X                  X                   X                X             X               X

Other Investment                      X                  X                   X                X             X               X
Companies

Defaulted Securities                                                                                        X

Municipal Forward Contracts

Variable or Floating Rate
Instruments

Indexed Securities

Zero-Coupon and Pay-in-Kind
Securities

Synthetic Municipal
Instruments

INVESTMENT TECHNIQUES

Delayed Delivery Transactions         X                  X                   X                X             X               X

When-Issued Securities                X                  X                   X                X             X               X

Short Sales                           X                  X                   X                X             X               X

Margin Transactions

Swap Agreements                       X                  X                   X                X             X               X

Interfund Loans                       X                  X                   X                X             X               X

Borrowing                             X                  X                   X                X             X               X

Lending Portfolio Securities          X                  X                   X                X             X               X

Repurchase Agreements                 X                  X                   X                X             X               X

Reverse Repurchase Agreements         X                  X                   X                X             X               X

Dollar Rolls                                                                                                X

                          AIM INTERNATIONAL FUNDS, INC.
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


            FUND                  AIM ASIA      AIM EUROPEAN GROWTH      AIM GLOBAL      AIM GLOBAL    AIM GLOBAL          AIM
                               PACIFIC GROWTH           FUND             AGGRESSIVE      GROWTH FUND     INCOME        INTERNATIONAL
                                    FUND                                GROWTH FUND                       FUND          GROWTH FUND
SECURITY/INVESTMENT
TECHNIQUE
--------------------------     --------------   -------------------     -----------      -----------   ----------      -------------
Illiquid Securities                   X                  X                   X                X             X               X

Rule 144A Securities                  X                  X                   X                X             X               X

Unseasoned Issuers                    X                  X                   X                X             X               X

Portfolio Transactions

Sale of Money Market
Securities

Standby Commitments

DERIVATIVES

Equity-Linked Derivatives             X                  X                   X                X                             X

Put Options                           X                  X                   X                X             X               X

Call Options                          X                  X                   X                X             X               X

Straddles                             X                  X                   X                X             X               X

Warrants                              X                  X                   X                X             X               X

Futures Contracts and                 X                  X                   X                X             X               X
Options on Futures Contracts

Forward Currency Contracts            X                  X                   X                X             X               X

Cover                                 X                  X                   X                X             X               X

ADDITIONAL SECURITIES OR
INVESTMENT TECHNIQUES

Privatized Enterprises                                   X

Supranational Organization                                                                                  X
Securities

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

      AIM Global Income Fund will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that AIM Global Income Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Junk Bonds" below.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      Each of AIM Asia Pacific Growth Fund, AIM European Growth Fund and AIM International Growth Fund may invest all of its total assets in foreign securities. Each of AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund may invest a significant amount of its total assets in foreign securities.

      Geographic Asset Distribution for AIM Asia Pacific Growth Fund and AIM European Growth Fund. There are no prescribed limits on asset distribution within the Asia Pacific region for AIM Asia Pacific Growth Fund or within Europe for AIM European Growth Fund. AIM Asia Pacific Growth Fund intends to invest in securities of issuers in the Asia Pacific region, and may invest in "developing" countries or "emerging markets" without limit. AIM European Growth Fund intends to invest in securities of issuers in Western Europe and Eastern Europe. Many of the countries in Eastern Europe are "developing" countries or "emerging markets". AIM European Growth Fund may invest up to 65% of its total assets in securities of European issuers located in "developing" countries or "emerging markets".

      AIM Asia Pacific Growth Fund considers issuers of securities located in the following countries to be Asian issuers:

      Bangladesh(1)             South Korea(1)              Taiwan(1)
      China(1)                  Malaysia(1)                 Thailand(1)
      Hong Kong                 Philippines(1)
      India(1)                  Singapore
      Indonesia(1)              Sri Lanka(1)

      AIM Asia Pacific Growth Fund considers issuers of securities located in the following countries to be Pacific issuers:

      Australia                 New Zealand

      AIM European Growth Fund considers issuers of securities located in the following countries to be European issuers:

      Austria                   Germany            Netherlands    Slovenia(1)
      Belgium                   Greece             Norway         Spain
      Croatia(1)                Hungary(1)         Poland(1)      Sweden
      Czech Republic(1)         Ireland            Portugal       Switzerland
      Denmark                   Italy              Romania(1)     Turkey(1)
      Finland                   Liechtenstein(1)   Russia(1)      Ukraine(1)
      France                    Luxembourg         Slovakia(1)    United Kingdom

      (1)   This country is considered to be a developing country.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002.

      Risks of Developing Countries. AIM Asia Pacific Growth Fund, AIM Global Aggressive Growth Fund and AIM Global Growth Fund may each invest without limit in securities of companies located in developing countries. AIM Global Income Fund may invest up to 20%, and AIM European Growth Fund may invest up to 65%, of their total assets in securities of companies located in developing countries. AIM International Growth Fund may invest without limit, but does not intend to invest more than 20% of its total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the government of developing countries.

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency.

Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

      Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

      If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Funds, other than AIM Global Income Fund, will purchase only investment grade corporate debt securities.

      JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

      Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

      The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

      AIM Global Income Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations of valuing these assets. In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

      Descriptions of debt securities ratings are found in Appendix A.

      LIQUID ASSETS. For cash management purposes, the Funds may hold a portion of their assets in cash or cash equivalents, including shares of affiliated money market funds. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations).

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

      DEFAULTED SECURITIES. AIM Global Income Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, AIM Global Income Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM Global Income Fund's operating expenses and adversely affect its net asset value. Any investments by AIM Global Income Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Directors.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

      The Funds may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Company believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. A dollar roll involves the sale by AIM Global Income Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar security (i.e., same type, coupon and maturity) at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, AIM Global Income Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments together with any additional fee income received on the sale, could generate income for AIM Global Income Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by AIM Global Income Fund may decline below the price of the securities that AIM Global Income Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, AIM Global Income Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce AIM Global Income Fund's obligation to repurchase the securities. At the time AIM Global Income Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. AIM Global Income Fund typically enters into dollar roll transactions to enhance AIM Global Income Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by AIM Global Income Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

      Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

      STRADDLES: The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

      PRIVATIZED ENTERPRISES. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. AIM European Growth Fund's investments in the securities of privatized enterprises include: (i) privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering; (ii) investments in the initial offering of equity securities of a state enterprise or former state enterprise; and (iii) investments in the securities of a state enterprise following its initial equity offering. The ability of foreign entities, such as AIM European Growth Fund, to participate in privatizations may be limited by local law and there can be no assurance that privatization programs will be successful or that governments will not re-nationalize enterprises that have been privatized.

      SUPRANATIONAL ORGANIZATION SECURITIES. AIM Global Income Fund will invest in securities issued by supranational organizations, which include organizations formed and supported by governmental entities to promote economic growth and development, or international banking institutions, such as the International Bank of Reconstruction and Development (the World Bank), the European Investment Bank (EIB), the Asian Development Bank and the Inter-American Development Bank. Supranational organizations are generally formed and supported by the capital contributions of governmental entities and, in their lending and other activities, carry out the particular purposes designated by their member governmental entities.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Global Income Fund is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. (This restriction does not apply to AIM Global Income Fund.)

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Directors has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM Global Income Fund is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC. (This restriction does not apply to AIM Global Income Fund).

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

      (1) AIM European Growth Fund normally invests at least 80% of its assets in securities of European companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (2) AIM Asia Pacific Growth Fund normally invests at least 80% of its assets in securities of companies in the Asia Pacific region (except Japanese companies). For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. As of a result, each of the Funds may not achieve their investment objectives.

PORTFOLIO TURNOVER

      The turnover rate for AIM Global Income Fund decreased for the fiscal years ended October 31, 2002 and 2001, as compared to the fiscal year ended October 31, 2000, because the portfolio was repositioned during 2000 for a declining interest rate environment and a continued period of U. S. dollar strength. Additionally, stability in the Fund's net asset level, including sales and redemptions, allowed for less turnover.

                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

      The overall management of the business and affairs of the Funds and the Company is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Company and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The directors and officers of the Company, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board of Directors are the Audit Committee, the Capitalization Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

      The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors.. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.

      The members of the Capitalization Committee are Messrs. Bayley, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock, and
(iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable Fund's prospectus, up to the Company's authorized capital. During the fiscal year ended October 31, 2002, the Capitalization Committee held one meeting.

      The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.

      The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

      The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of directors;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominated persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.

      The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.


Director Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each director
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

      The advisory agreement with AIM was re-approved by the Funds' Board at a meeting held on May 14-15, 2002. In evaluating fairness and reasonableness of the advisory agreement, the Board considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relation to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

      In considering the above factors, the Board also took into account the fact that univested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if they invest their cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

      After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreements for an additional year.

COMPENSATION

      Each director who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

      Information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Directors

      The directors have adopted a retirement plan for the directors of the Company who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated directors.

      The retirement policy permits each non-AIM-affiliated director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

      Annual retirement benefits are available to each non-AIM-affiliated director of the Company and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

      The directors and other affiliated persons of the Company may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at the Net Asset Value."

CODES OF ETHICS

      AIM, the Company and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Company, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Company that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by directors and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

      AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the directors, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to director and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      AIM, at its own expense, furnishes to the Company office space and facilities. AIM furnishes to the Company all personnel for managing the affairs of the Company and each of its series of shares.

      Pursuant to its advisory agreement with the Company, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

           FUND NAME                                               NET ASSETS                   ANNUAL RATE
----------------------------------                           -------------------------          -----------
AIM Asia Pacific Growth Fund                                 First $500 million                     0.95%
AIM European Growth Fund                                     Amount over $500 million               0.90%


AIM Global Aggressive Growth Fund                            First $1 billion                       0.90%
                                                             Amount over $1 billion                 0.85%

           FUND NAME                                               NET ASSETS                   ANNUAL RATE
----------------------------------                           -------------------------          -----------

AIM Global Growth Fund                                       First $1 billion                       0.85%
                                                             Amount over $1 billion                 0.80%

AIM Global Income Fund                                       First $1 billion                       0.70%
                                                             Amount over $1 billion                 0.65%

AIM International Growth Fund                                First $1 billion                       0.95%
                                                             Amount over $1 billion                 0.90%

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed, effective July 1, 2002, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

      AIM has contractually agreed, effective July 1, 2002 through June 30, 2003, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for AIM Global Income Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.50% (e.g., if AIM waives 0.16% of Class A expenses, AIM will also waive 0.16% of Class B and Class C expenses).

      AIM contractually agreed, effective July 1, 2002 through June 30, 2003, to waive advisory fees for AIM International Growth Fund's Class A, Class B and Class C shares by 0.05% of average daily net assets in excess of $500 million.

PREVIOUS INVESTMENT SUB-ADVISOR

      Under a former Master Sub-Advisory Contract terminated effective June 21, 2000, between AIM and INVESCO Global Asset Management Limited ("IGAM") with respect to AIM Asia Pacific Growth Fund and AIM European Growth Fund, IGAM was entitled to receive from AIM with respect to each of AIM Asia Pacific Growth Fund and AIM European Growth Fund, a fee calculated at the following annual rates based on the average daily net assets of each Fund:

         NET ASSETS                                           ANNUAL RATE
         ----------                                           -----------
         First $500 million                                      0.20%
         Amount over $500 million                                0.175%

      Under former Sub-Sub-Advisory contracts terminated effective June 21, 2000, between (i) IGAM and INVESCO Asia Limited ("IAL"), with respect to AIM Asia Pacific Growth Fund, and (ii) IGAM and INVESCO Asset Management Limited ("IAML"), with respect to AIM European Growth Fund, IAL and IAML were each entitled to receive from IGAM an annual fee equal to 100% of the fee received by IGAM with respect to the applicable Fund. AIM, IGAM, IAL and IAML are indirect wholly owned subsidiaries of AMVESCAP PLC.

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix E.

      SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Company have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors, including the independent directors, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Company's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

      The Transfer Agency and Service Agreement between the Company and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

      In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Company (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data

Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

      The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Company, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.

      COUNSEL TO THE COMPANY. Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by AIM Global Income Fund are usually principal transactions, AIM Global Income Fund incurs little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix G.

COMMISSIONS

      During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2002 are found in Appendix H.

REGULAR BROKERS OR DEALERS

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2002 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

      When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

      INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

      Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund                   AIM Large Cap Growth Fund
AIM Asia Pacific Growth Fund                 AIM Libra Fund
AIM Basic Value Fund                         AIM Mid Cap Basic Value Fund
AIM Blue Chip Fund                           AIM Mid Cap Core Equity Fund
AIM Capital Development Fund                 AIM Mid Cap Growth Fund
AIM Charter Fund                             AIM New Technology Fund
AIM Constellation Fund                       AIM Opportunities I Fund
AIM Dent Demographic Trends Fund             AIM Opportunities II Fund
AIM Emerging Growth Fund                     AIM Opportunities III Fund
AIM European Growth Fund                     AIM Premier Equity Fund
AIM European Small Company Fund              AIM Premier Equity II Fund
AIM Global Utilities Fund                    AIM Select Equity Fund
AIM International Core Equity Fund           AIM Small Cap Equity Fund
AIM International Emerging Growth Fund       AIM Small Cap Growth Fund
AIM International Growth Fund                AIM Weingarten Fund
AIM Large Cap Basic Value Fund               AIM Worldwide Spectrum Fund
AIM Large Cap Core Equity Fund

                                                                                                 Dealer
                                                              Investor's Sales Charge          Concession
                                                              -----------------------          ----------

                                                                 As a             As a             As a
                                                              Percentage       Percentage       Percentage
                                                             of the Public     of the Net      of the Public
                  Amount of Investment in                      Offering          Amount          Offering
                    Single Transaction(1)                        Price          Invested           Price
                 -------------------------                   -------------    ------------       ---------
                          Less than $   25,000                  5.50%             5.82%            4.75%
             $ 25,000 but less than $   50,000                  5.25              5.54             4.50
             $ 50,000 but less than $  100,000                  4.75              4.99             4.00
             $100,000 but less than $  250,000                  3.75              3.90             3.00
             $250,000 but less than $  500,000                  3.00              3.09             2.50
             $500,000 but less than $1,000,000                  2.00              2.04             1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                       AIM Global Trends Fund
AIM Basic Balanced Fund                 AIM High Income Municipal Fund
AIM Developing Markets Fund             AIM High Yield Fund
AIM Global Aggressive Growth Fund       AIM High Yield Fund II
AIM Global Energy Fund                  AIM Income Fund
AIM Global Financial Services Fund      AIM Intermediate Government Fund
AIM Global Growth Fund                  AIM Municipal Bond Fund
AIM Global Health Care Fund             AIM Real Estate Fund
AIM Global Income Fund                  AIM Strategic Income Fund
AIM Global Science and                  AIM Total Return Bond Fund
    Technology Fund

                                                                                                 Dealer
                                                             Investor's Sales Charge           Concession
                                                           -------------------------           ----------
                                                                As a           As a               As a
                                                             Percentage     Percentage         Percentage
                                                            of the Public   of the Net       of the Public
                  Amount of Investment in                     Offering        Amount            Offering
                     Single Transaction                         Price        Invested             Price
                  ------------------------                  -------------  ------------         ---------
                           Less than $   50,000                   4.75%        4.99%              4.00%
                50,000 but less than $  100,000                   4.00         4.17               3.25
              $100,000 but less than $  250,000                   3.75         3.90               3.00
              $250,000 but less than $  500,000                   2.50         2.56               2.00
              $500,000 but less than $1,000,000                   2.00         2.04               1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                                                 Dealer
                                                             Investor's Sales Charge           Concession
                                                             -----------------------           ----------
                                                                As a           As a                As a
                                                             Percentage     Percentage          Percentage
                                                            of the Public   of the Net        of the Public
                  Amount of Investment in                     Offering        Amount             Offering
                     Single Transaction                         Price        Invested             Price
                  ------------------------                  -------------  ------------         ---------
                           Less than $  100,000                  1.00%         1.01%              0.75%
              $100,000 but less than $  250,000                  0.75          0.76               0.50
              $250,000 but less than $1,000,000                  0.50          0.50               0.40

      Beginning on October 31, 2002 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue make incremental purchases.

      LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

      AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

      AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds, by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and

(ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code.

                             PERCENT OF PURCHASE

            -----------------------------------------------------
            1% of the first $2 million
            -----------------------------------------------------
            plus 0.80% of the next $1 million
            -----------------------------------------------------
            plus 0.50% of the next $17 million
            -----------------------------------------------------
            plus 0.25% of amounts in excess of $20 million
            -----------------------------------------------------

      If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

      If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

      If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

      If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

      If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

      PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

               -----------------------------------------------------

               -----------------------------------------------------

               -----------------------------------------------------
               0.50% of the first $20 million
               -----------------------------------------------------
               plus 0.25% of amounts in excess of $20 million
               -----------------------------------------------------

      This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

      A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

      With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

      PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

      - an individual (including his or her spouse or domestic partner, and children);

      -     any trust established exclusively for the benefit of an individual;

      - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

      - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

      - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

            a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

            b. each transmittal is accompanied by a single check or wire transfer; and

            c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

      - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.


OTHER GROUPS

      - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

            a. the organization has been in existence for at least six months; and

            b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

      HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

      - A Qualified Purchaser may pay reduced initial sales charges by: (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

      The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

      Calculating the Initial Sales Charge

      - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

      - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

      - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      Calculating the Number of Shares to be Purchased

      - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

      Fulfilling the Intended Investment

      - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

      - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

      Canceling the LOI

      - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

      - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

      Other Persons Eligible for the LOI Privilege

            The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

      LOIs and Contingent Deferred Sales Charges

            If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after

October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

            A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

            If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

            To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

            Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

            If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period. For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

            OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

            Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

            PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

      - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

      - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

            AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

            Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

      -     AIM Management and its affiliates, or their clients;

      - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

      - Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of FISERV Solutions, Inc.;

      - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

      -     Purchases through approved fee-based programs;

      - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

                  a.    a plan's initial investment is at least $1 million;

                  b.    the employer or plan sponsor signs a $1 million LOI;

                  c. there are at least 100 employees eligible to participate in the plan; or

                  d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

                  f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

      - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

      - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

      - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

      - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

      - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

      - Certain former AMA Investment Advisers' shareholders who became shareholders of AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

      - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

      -     Qualified Tuition Programs created and maintained in accordance with
            Section 529 of the Code; and

      - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

            As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

            In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

      -     the reinvestment of dividends and distributions from a Fund;

      -     exchanges of shares of certain Funds;

      -     use of the reinstatement privilege; or

      -     a merger, consolidation or acquisition of assets of a Fund.

            PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

            In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales.

Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

            Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

            Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

            AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

            Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         Percent of Cumulative Purchases

            --------------------------------------------------------
            0.75% of the first $5 million
            --------------------------------------------------------
            plus 0.50% of amounts in excess of $5 million
            --------------------------------------------------------

            With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Exchanges

            TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

            EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the NYSE. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

            GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

            SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

            REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

            SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

            Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

            Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

            A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

            CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

            - Redemptions of shares of Category I or II Funds held more than 18 months;

            - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

            - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

            -     Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

            -     Redemptions from private foundations or endowment funds;

            - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

            - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds are redeemed within 18 months of the original purchase or the exchange of Category I or II Fund shares;

            - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

            - Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

            - Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001, (and through October 30, 2002 with respect to Category III Funds) unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

            - Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares; and

            - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase.

            CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

            - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

            - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

            - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

            - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

            - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

            - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

            - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2));

            - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

            CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

            - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

            -     Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

            -     Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

            - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

            - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

            -     Investment account(s) of AIM.

            CDSC will not apply to the following redemptions of Class C shares:

            - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

            - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

            - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

            - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

            CDSCs will not apply to the following redemptions of Class R shares:

            - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

            -     Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

            GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

            TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

            SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

            Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

            TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

            INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

OFFERING PRICE

            The following formula may be used to determine the public offering price per Class A share of an investor's investment:

            Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

            For example, at the close of business on October 31, 2002, AIM Asia Pacific Growth Fund - Class A shares had a net asset value per share of $8.53. The offering price, assuming an initial sales charge of 5.50%, therefore was $9.03.

Calculation of Net Asset Value

            Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

            Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

            Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

            Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

            Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

            AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund's obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

            Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

            Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28% for distributions made in years 2006 and thereafter.

            An investor is subject to backup withholding if:

            1.    the investor fails to furnish a correct TIN to the Fund;

            2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

            3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

            4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

            5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

            Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

            Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

            Investors should contact the IRS if they have any questions concerning withholding.

            IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

            It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Global Income Fund as noted below. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. In the case of AIM Global Income Fund, dividends and distributions will be reinvested at the net asset value per share determined on the reinvestment date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

            In the case of AIM Global Income Fund, it is the policy to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. Dividends begin accruing on the first business day of the Fund on which a purchase order for shares of the Fund is effective (settle date), and accrue through the day prior to which a redemption order is effective (settle date). Distributions are declared to shareholders of record immediately prior to the determination of the net asset value of the Fund. Thus, if a purchase order is effective on Friday, dividends will begin accruing on Friday (unless such day is not a business day of the Fund).

            Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

            Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than the Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

            The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

            QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

            Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

            In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

            In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

            For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

            Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

            If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

            DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

            Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

            Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

            Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

            Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

            EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

            For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

            Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

            PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

            The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

            SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

            FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

            A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

            Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

            Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

            Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

            Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

            Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

            If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

            SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

            If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and
(c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition.

            BACKUP WITHHOLDING. The Funds may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

            FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

            If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

            In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

            Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

            Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

            Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

            FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

            Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

            EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

            Rules of state and local taxation of dividends from income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

            The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and, if applicable, Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

         FUND                                             CLASS A        CLASS B        CLASS C         CLASS R
         ----                                             -------        -------        -------         -------
         AIM Asia Pacific Growth Fund                      0.35%          1.00%          1.00%             N/A
         AIM European Growth Fund                          0.35           1.00           1.00             0.50%
         AIM Global Aggressive Growth Fund                 0.50           1.00           1.00              N/A
         AIM Global Growth Fund                            0.50           1.00           1.00              N/A
         AIM Global Income Fund                            0.50           1.00           1.00              N/A
         AIM International Growth Fund                     0.30           1.00           1.00             0.50

            All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

            Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

            AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

            The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

            Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

            Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

            Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

            See Appendix I for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year ended October 31, 2002 and Appendix J for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year ended October 31, 2002.

            As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

            The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

            Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Directors, including a majority of the Rule 12b-1 Directors. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Directors or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

            Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the directors, including a majority of the Rule 12b-1 Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Directors is committed to the discretion of the Independent Directors.

            The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

            The Company has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors. See "Management of the Company."

            The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

            AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

            Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

            AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

            AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

            The Company (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

            Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ending October 31 are found in Appendix K.

                         CALCULATION OF PERFORMANCE DATA

            Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

            The standard formula for calculating average annual total return is as follows:

                                  P(1+T)(n)=ERV

Where           P       =    a hypothetical initial payment of $1,000.

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the
                             beginning of the one, five, or ten year periods).

                n       =    number of years.

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five, or ten year
                             periods (or fractional portion of such period).

            The average annual total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

            Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

            Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

            A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

            Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                   P(1+U)(n)=ERV

Where        P      =     a hypothetical initial payment of $1,000.

             U      =     average annual total return assuming payment of
                          only a stated portion of, or none of, the applicable
                          maximum sales load at the beginning of the stated
                          period.

             n      =     number of years.

             ERV    =     ending redeemable value of a hypothetical $1,000
                          payment at the end of the stated period.

            Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where        P      =     a hypothetical initial payment of $1,000.

             V      =     cumulative total return assuming payment of all of,
                          a stated portion of, or none of, the applicable
                          maximum sales load at the beginning of the stated
                          period.

             ERV    =     ending redeemable value of a hypothetical $1,000
                          payment at the end of the stated period.

            The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

Calculation of Certain Performance Data

            Funds offering Class R shares may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Funds' Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Class R shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Class R shares.

            A restated or blended performance calculation may be used to derive
(i) the Funds' standardized average annual total returns over a stated period and (ii) the Funds' non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotations

            A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

            The standard formula for calculating average annual total return (after taxes on distributions) is:

                                 P(1+T)(n)=ATV(D)

where        P     =     a hypothetical initial payment of $1,000 ;

             T     =     average annual total return (after taxes on
                         distributions);

             N     =     number of years; and

          ATV(D)   =     ending value of a hypothetical $1,000 payment made at
                         the beginning of the one, five, or ten year periods (or
                         since inception if less than ten years) at the end of
                         the one, five, or ten year periods (or since inception
                         if less than ten years), after taxes on fund
                         distributions but not after taxes on redemption.

            Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

            The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

            The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Class R shares, for the one, five, and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotations

            The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

            The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                P(1+T)(n)=ATV(DR)

where        P     =     a hypothetical initial payment of $1,000;

             T     =     average annual total return (after taxes on
                         distributions and redemption);

             n     =     number of years; and

          ATV(DR)  =     ending value of a hypothetical $1,000 payment made at
                         the beginning of the one, five, or ten year periods (or
                         since inception if less than ten years) at the end of
                         the one, five, or ten year periods (or since inception
                         if less than ten years), after taxes on fund
                         distributions and redemption.

            Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

            The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

            The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting form the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

            The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

            The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

            The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five, and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix L.

Yield Quotation

            Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

            A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

            A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

            Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

            The standard formula for calculating yield for AIM Global Income Fund is as follows:

                                                   6
                        YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a   =    dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are
                        accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be
                        calculated based on the yield to maturity of each
                        obligation (or, if more appropriate, based on yield to
                        call date).

               b   =    expenses accrued during period (net of reimbursements).

               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

               d   =    the maximum offering price per share on the last day of
                        the period.

            The yields and distribution rates for AIM Global Income Fund for the 30-day period ended October 31, 2002 are found in Appendix L.

Performance Information

            All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

            From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

            Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

            The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

            Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              Nation's Business
         Barron's                           Fortune                             New York Times
         Best's Review                      Hartford Courant                    Pension World
         Broker World                       Inc.                                Pensions & Investments
         Business Week                      Institutional Investor              Personal Investor
         Changing Times                     Insurance Forum                     Philadelphia Inquirer
         Christian Science Monitor          Insurance Week                      USA Today
         Consumer Reports                   Investor's Business Daily           U.S. News & World Report
         Economist                          Journal of the American             Wall Street Journal
         FACS of the Week                        Society of CLU & ChFC          Washington Post
         Financial Planning                 Kiplinger Letter                    CNN
         Financial Product News             Money                               CNBC
         Financial Services Week            Mutual Fund Forecaster              PBS
         Financial World

            Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

            Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Consumer Price Index                                     EAFE Growth Index
         Dow Jones Industrial Average                             Europe Index
         Lipper European Funds Index                              Europe Growth Index
         Lipper Global Fund Index                                 World Index
         Lipper Global Income Fund Index                          World Growth Index
         Lipper Global Small Cap Category                     NASDAQ
         Lipper International Fund Index                      Russell 2000 Stock Index
         Lipper Pacific Ex-Japan Index                        Salomon Bros. World Gov't Bond Index
         Morgan Stanley Capital International Indices         Standard & Poor's Composite Index
              Including:                                          of 500 Stocks
              AC Asia Pacific Free Ex-Japan                   Standard & Poor's 400 Midcap Index
              AC World Free Index
              EAFE Index

            Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

            10 year Treasury Notes
            90 day Treasury Bills

            Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

            From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

      Moody's describes its ratings for corporate bonds as follows:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

      Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

      Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

      In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

      S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

      Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

      An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B
                             DIRECTORS AND OFFICERS

                              As of January 1, 2003

The address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                DIRECTOR
   NAME, YEAR OF BIRTH AND       AND/OR
  POSITION(S) HELD WITH THE      OFFICER                                                      OTHER DIRECTORSHIP(S)
           COMPANY                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY DIRECTOR
----------------------------    ---------  ---------------------------------------------    -----------------------
INTERESTED PERSON

Robert H. Graham(1)--1946         1991     Director and Chairman, A I M Management Group    None
Director, Chairman and                     Inc. (financial services holding company); and
President                                  Director and Vice Chairman, AMVESCAP PLC
                                           (parent of AIM and a global investment
                                           management firm); formerly, President and
                                           Chief Executive Officer, A I M Management
                                           Group Inc.; Director, Chairman and President,
                                           A I M Advisors, Inc. (registered investment
                                           advisor); and Director and Chairman, A I M
                                           Capital Management, Inc. (registered
                                           investment advisor), A I M Distributors, Inc.
                                           (registered broker dealer), A I M Fund
                                           Services, Inc., (registered transfer agent),
                                           and Fund Management Company (registered broker
                                           dealer)

Mark H. Williamson(2)--1951       2003     Director, President and Chief Executive          Director, Chairman,
Director and Executive Vice                Officer, A I M Management Group Inc.             President and Chief
President                                  (financial services holding company);            Executive Officer,
                                           Director, Chairman and President, A I M          INVESCO Bond Funds,
                                           Advisors, Inc. (registered investment            Inc., INVESCO
                                           advisor); Director, A I M Capital Management,    Combination Stock &
                                           Inc. (registered investment advisor) and A I M   Bond Funds, Inc.,
                                           Distributors, Inc. (registered broker dealer),   INVESCO Counselor
                                           Director and Chairman, A I M Fund Services,      Series Funds, Inc.,
                                           Inc., (registered transfer agent), and Fund      INVESCO Global &
                                           Management Company (registered broker dealer);   International Funds,
                                           and Chief Executive Officer, AMVESCAP PLC -      Inc., INVESCO Manager
                                           AIM Division (parent of AIM and a global         Series Funds, Inc.,
                                           investment management firm); formerly,           INVESCO Money Market
                                           Director, Chairman and Chief Executive           Funds, Inc., INVESCO
                                           Officer, INVESCO Funds Group, Inc.               Sector Funds, Inc.,
                                                                                            INVESCO Stock Funds,
                                                                                            Inc., INVESCO
                                                                                            Treasurer's Series
                                                                                            Funds, Inc. and
                                                                                            INVESCO Variable
                                                                                            Investment Funds, Inc."

--------------
(1) Mr. Graham is considered an interested person of the Company because he is a director of AMVESCAP PLC, parent of the advisor to the Company.

(2) Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company. Mr. Williamson was elected Executive Vice President of the Trust on March 4, 2003.

                                DIRECTOR
   NAME, YEAR OF BIRTH AND       AND/OR
  POSITION(S) HELD WITH THE      OFFICER                                                      OTHER DIRECTORSHIP(S)
           COMPANY                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY DIRECTOR
----------------------------    ---------  ---------------------------------------------    -----------------------
INDEPENDENT DIRECTORS

Frank S. Bayley--1939             2001     Of Counsel, law firm of Baker & McKenzie         Badgley Funds, Inc.
Director                                                                                    (registered investment
                                                                                            company)

Bruce L. Crockett--1944           1992     Chairman, Crockett Technology Associates         ACE Limited (insurance
Director                                   (technology consulting company)                  company); and
                                                                                            Captaris, Inc.
                                                                                            (unified messaging
                                                                                            provider)

Albert R. Dowden--1941            2000     Director, Magellan Insurance Company; Member      Cortland Trust, Inc.
Director                                   of Advisory Board of Rotary Power                (registered investment
                                           International (designer, manufacturer, and       company)
                                           seller of rotary power engines); and Director,
                                           The Boss Group (private equity group);
                                           formerly, Director, President and Chief
                                           Executive Officer, Volvo Group North America,
                                           Inc.; Senior Vice President, AB Volvo; and
                                           director of various affiliated Volvo companies

Edward K. Dunn, Jr.--1935         1998     Formerly, Chairman, Mercantile Mortgage Corp.;   None
Director                                   President and Chief Operating Officer,
                                           Mercantile-Safe Deposit & Trust Co.; and
                                           President, Mercantile Bankshares Corp.

Jack M. Fields--1952              1997     Chief Executive Officer, Twenty First Century    Administaff
Director                                   Group, Inc. (government affairs company) and
                                           Texana Timber LP

Carl Frischling--1937             1991     Partner, law firm of Kramer Levin Naftalis and   Cortland Trust, Inc.
Director                                   Frankel LLP                                      (registered investment
                                                                                            company)

Prema Mathai-Davis--1950          1998     Formerly, Chief Executive Officer, YWCA of the   None
Director                                   USA

Lewis F. Pennock--1942            1991     Partner, law firm of Pennock & Cooper            None
Director

Ruth H. Quigley--1935             2001     Retired                                          None
Director

Louis S. Sklar--1939              1991     Executive Vice President, Hines                  None
Director                                   (real estate development company)

                                DIRECTOR
   NAME, YEAR OF BIRTH AND       AND/OR
  POSITION(S) HELD WITH THE      OFFICER                                                      OTHER DIRECTORSHIP(S)
           COMPANY                SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY DIRECTOR
----------------------------    ---------  ---------------------------------------------    -----------------------

OTHER OFFICERS

Gary T. Crum(3)--1947             1991     Director, Chairman and Director of               N/A
Senior Vice President                      Investments, A I M Capital Management, Inc.;
                                           Director and Executive Vice President,
                                           A I M Management Group Inc.; Director and
                                           Senior Vice President, A I M Advisors, Inc.;
                                           and Director, A I M Distributors, Inc. and
                                           AMVESCAP PLC; formerly, Chief Executive
                                           Officer and President, AIM Capital Management,
                                           Inc.

Carol F. Relihan--1954            1991     Director, Senior Vice President, General         N/A
Senior Vice President and                  Counsel and Secretary, A I M Advisors, Inc.
Secretary                                  and A I M Management Group Inc.; Director,
                                           Vice President and General Counsel, Fund
                                           Management Company; and Vice President, A I M
                                           Fund Services, Inc., A I M Capital Management,
                                           Inc. and A I M Distributors, Inc.

Robert G. Alley--1948             1994     Managing Director and Chief Fixed Income         N/A
Vice President                             Officer, A I M Capital Management, Inc. and
                                           Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955             2002     Managing Director and Chief Research Officer -   N/A
Vice President                             Fixed Income, A I M Capital Management, Inc.;
                                           and Vice President, A I M Advisors, Inc.

Melville B. Cox--1943             1992     Vice President and Chief Compliance Officer,     N/A
Vice President                             A I M Advisors, Inc. and A I M Capital
                                           Management, Inc.; and Vice President,
                                           A I M Fund Services, Inc.

Edgar M. Larsen(3)--1940          1999     Vice President, A I M Advisors, Inc.; and        N/A
Vice President                             President, Chief Executive Officer and Chief
                                           Investment Officer, A I M Capital Management,
                                           Inc.

Dana R. Sutton--1959              1991     Vice President and Fund Treasurer,               N/A
Vice President and                         A I M Advisors, Inc.
Treasurer

----------
(3)   Information is current as of January 10, 2003.

                OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

                                                                                             Aggregate Dollar Range of Equity
                                                                                               Securities in All Registered
                                                                                             Investment Companies Overseen by
                                          Dollar Range of Equity Securities                            Director in
     Name of Director                                  Per Fund                                  The AIM Family of Funds(R)
--------------------------   ---------------------------------------------------------       ----------------------------------
Robert H. Graham             Asia Pacific Growth                    $50,001 - $100,000

                             European Growth                             Over $100,000

                             Global Aggressive Growth                    Over $100,000                Over $100,000

                             Global Growth                           $10,001 - $50,000

                             International Growth                        Over $100,000

Mark H. Williamson           Global Aggressive Growth                $10,001 - $50,000              $10,001 - $50,000

Frank S. Bayley              European Growth                              $1 - $10,000              $10,001 - $50,000

                             Global Growth                           $10,001 - $50,000

                             Global Income                                $1 - $10,000

Bruce L. Crockett            International Growth                        $1 - $10,000                  $1 - $10,000

Albert R. Dowden                                         -0-                                        $50,001- $100,000

Edward K. Dunn, Jr.          Global Aggressive Growth                     $1 - $10,000
                                                                                                        Over $100,000(4)
                             International Growth                    $10,001 - $50,000

Jack M. Fields                                           -0-                                          Over $100,000(4)

Carl Frischling              Global Growth                           $10,001 - $50,000                Over $100,000(4)

Prema Mathai-Davis           European Growth                         $10,001 - $50,000                Over $100,000(4)

                             Global Aggressive Growth               $50,001 - $100,000

Lewis F. Pennock                                         -0-                                        $50,001 - $100,000

Ruth H. Quigley                                          -0-                                           $1 - $10,000

Louis S. Sklar               International Growth                        Over $100,000                Over $100,000(4)

--------
(4) Includes the total amount of compensation deferred by the director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           DIRECTOR COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2002:

                                                              RETIREMENT
                                            AGGREGATE          BENEFITS         ESTIMATED             TOTAL
                                        COMPENSATION FROM       ACCRUED      ANNUAL BENEFITS       COMPENSATION
                                               THE              BY ALL             UPON            FROM ALL AIM
      DIRECTOR                              COMPANY(1)       AIM FUNDS(2)     RETIREMENT(3)          FUNDS(4)
-------------------------------------   ------------------  --------------   ---------------      ----------------
Frank S. Bayley                            $    7,245          $142,800          $90,000              $150,000

Bruce L. Crockett                               7,196            50,132           90,000               149,000

Owen Daly II(5)                                 1,098            40,045           75,000                   -0-

Albert R. Dowden                                7,245            57,955           90,000               150,000

Edward K. Dunn, Jr.                             7,196            94,149           90,000               149,000

Jack M. Fields                                  7,245            29,153           90,000               153,000

Carl Frischling(6)                              7,245            74,511           90,000               150,000

Prema Mathai-Davis                              7,245            33,931           90,000               150,000

Lewis F. Pennock                                7,447            54,802           90,000               154,000

Ruth H. Quigley                                 7,245           142,502           90,000               153,000

Louis S. Sklar                                  7,399            78,500           90,000               153,000

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 2002, including earnings, was $34,495.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Company in respect of such retirement benefits was $8,064.

(3) Amounts shown assume each director serves until his or her normal retirement date.

(4) All directors currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5)   Mr. Daly retired as director on December 31, 2001.

(6) During the fiscal year ended October 31, 2002 the Company paid $38,195 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent directors of the Company. Mr. Frischling is a partner of such firm. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

            To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

            A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 10, 2003.

AIM ASIA PACIFIC GROWTH FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                         -----------------------    -----------------------    ------------------------

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
--------------------------------------   -----------------------    -----------------------    ------------------------
Merrill Lynch Pierce Fenner & Smith                -0-                        -0-                      12.40%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Smith Barney House Act                            7.14%                      5.61%                      -0-
Attn:  Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM EUROPEAN GROWTH FUND

                                        CLASS A SHARES        CLASS B SHARES       CLASS C SHARES        CLASS R SHARES
                                      -------------------  --------------------  -------------------   -------------------

NAME AND ADDRESS OF                   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED
PRINCIPAL HOLDER                            RECORD                RECORD               RECORD              OF RECORD
-----------------------------------   -------------------  --------------------  -------------------   -------------------
A I M Advisors, Inc.*                         -0-                  -0-                   -0-                38.72%
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, Texas 77046

American Enterprise Investment                -0-                  -0-                   -0-                31.54%
Services
FBO 207817791
P. O. Box 9446
Minneapolis, MN 55440

------------------
*        Owned of record and beneficially.

                                        CLASS A SHARES        CLASS B SHARES       CLASS C SHARES        CLASS R SHARES
                                      -------------------  --------------------  -------------------   -------------------

NAME AND ADDRESS OF                   PERCENTAGE OWNED OF  PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED
PRINCIPAL HOLDER                            RECORD                RECORD               RECORD              OF RECORD
-----------------------------------   -------------------  --------------------  -------------------   -------------------
Creative Displays & Packaging                 -0-                  -0-                   -0-                13.84%
Omnibus Account
3710 Abbot Road
Orchard, NY 14127-1713

Merrill Lynch Pierce Fenner & Smith          7.85%                6.34%                20.59%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Robert Nicholson Solo 401k
Robert C Nicholson Ttee Fbo
Robert C Nicholson                            -0-                  -0-                   -0-                 9.17%
2105 Garland Ln N
Plymouth, MN 55447

Smith Barney House Act                      10.32%                8.57%                 6.41%                 -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM GLOBAL AGGRESSIVE GROWTH FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------      ----------------------     ----------------------

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
------------------------------------       -------------------      ----------------------     ----------------------
Merrill Lynch Pierce Fenner & Smith               8.99%                     14.30%                     20.12%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Smith Barney House Act                            6.58%                      8.31%                     7.34%
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM GLOBAL GROWTH FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------        -------------------       --------------------

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
----------------------------------         -------------------        -------------------       --------------------
Deloitte Touche 401k Plan                         6.42%                       -0-                       -0-
Chase Manhattan Bank Ttee
Attn:  Angela Ma
3 Metrotech Center, 6th Floor
Brooklyn, NY 11245-0001

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                         5.90%                     10.12%                     22.97%
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Smith Barney House Act                            8.16%                      7.19%                      -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM GLOBAL INCOME FUND

                                              CLASS A SHARES            CLASS B SHARES             CLASS C SHARES
                                           -------------------        -------------------       -------------------

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
------------------------------             -------------------        -------------------       -------------------
Charles Schwab & Co Inc.                          7.56%                       -0-                       -0-
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-0000

Smith Barney House Act                            8.74%                       -0-                       -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM INTERNATIONAL GROWTH FUND

                                       CLASS A         CLASS B          CLASS C         CLASS R        INSTITUTIONAL
                                       SHARES           SHARES          SHARES           SHARES         CLASS SHARES
----------------------------       ---------------   ------------   ---------------  ---------------   ----------------

                                                      PERCENTAGE                                         PERCENTAGE
NAME AND ADDRESS OF                  PERCENTAGE        OWNED OF       PERCENTAGE       PERCENTAGE         OWNED OF
PRINCIPAL HOLDER                   OWNED OF RECORD      RECORD      OWNED OF RECORD  OWNED OF RECORD       RECORD
----------------------------       ---------------   ------------   ---------------  ---------------   ----------------
A I M Advisors, Inc.*                    -0-             -0-              -0-             7.30%            11.39%
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, Texas 77046

First Command Bank Trust
Attn:  Trust Department
P. O. Box 901075                         -0-             -0-              -0-              -0-             88.61%
Fort Worth, TX 76101

Integrated Global Concepts Inc.
401k Profit Sharing Plan
2800 S River Road, Suite 170             -0-             -0-              -0-            10.49%             -0-
Des Plaines, IL 60018-6092

Merrill  Lynch  Pierce  Fenner  &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration              25.28%           24.60%          46.42%             -0-              -0-
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Sauer Compressors USA Inc 401k
Robert W Leeson Ttee
Fbo Robert Wendell Leeson                -0-             -0-              -0-             5.34%             -0-
64 Log Canoe Cir
Stevensville, MD 21666

Sierra Conveyor Co Inc. 401k PSP
Marjorie J or Daniel Watson Ttees
Fbo Daniel Watson DTD 07/01/94           -0-             -0-              -0-            19.18%             -0-
P. O. Box 1382
Roseville, CA 95678

------------------
*        Owned of record and beneficially.

                                       CLASS A         CLASS B          CLASS C         CLASS R        INSTITUTIONAL
                                       SHARES           SHARES          SHARES           SHARES         CLASS SHARES
----------------------------       ---------------   ------------   ---------------  ---------------   ----------------

                                                      PERCENTAGE                                         PERCENTAGE
NAME AND ADDRESS OF                  PERCENTAGE        OWNED OF       PERCENTAGE       PERCENTAGE         OWNED OF
PRINCIPAL HOLDER                   OWNED OF RECORD      RECORD      OWNED OF RECORD  OWNED OF RECORD       RECORD
----------------------------       ---------------   ------------   ---------------  ---------------   ----------------
Sierra Conveyor Co Inc. 401k PSP
Marjorie J or Daniel Watson Ttees
Fbo Marjorie J Watson
DTD 07/01/94                             -0-             -0-              -0-            10.00%             -0-
P. O. Box 1382
Roseville, CA 95678

Smith Barney House Act                  5.43%           8.92%             -0-              -0-              -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

MANAGEMENT OWNERSHIP

      As of February 10, 2003, the directors and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

      For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

     FUND NAME                       2002                                      2001
                                     ----                                      ----

                     MANAGEMENT                    NET                                       NET
                        FEE       MANAGEMENT    MANAGEMENT    MANAGEMENT    MANAGEMENT    NANAGEMENT
                      PAYABLE     FEE WAIVERS    FEE PAID     FEE PAYABLE   FEE WAIVERS    FEE PAID
                      -------     -----------    --------     -----------   -----------    --------
AIM Asia Pacific    $   999,193   $   250,466   $   748,727   $ 1,142,549   $   418,664   $   723,885
Growth Fund

AIM European          2,875,358         2,446     2,872,912     3,723,648           741     3,722,907
Growth Fund

AIM Global
Aggressive Growth     9,453,521        11,539     9,441,982    14,440,026         4,957    14,435,069
Fund

AIM Global Growth     6,492,122         6,729     6,485,393    10,072,947     1,367,253     8,705,694
Fund

AIM Global Income       994,779       617,772       377,007     1,138,755       662,056       476,699
Fund

AIM International    18,179,584       749,026    17,430,558    26,188,064     1,184,439    25,003,625
Growth Fund

FUND NAME                            2000
                                     ----

                                  MANAGEMENT        NET
                     MANAGEMENT      FEE         MANAGEMENT
                    FEE PAYABLE    WAIVERS        FEE PAID
                    -----------    -------        --------

AIM Asia Pacific    $   985,987   $    92,285   $   893,672
Growth Fund

AIM European          4,248,118            -0-    4,248,118
Growth Fund

AIM Global
Aggressive Growth    22,245,857            -0-   22,245,857
Fund

AIM Global Growth    11,431,836       125,000    11,306,836
Fund

AIM Global Income       818,240       531,491       286,749
Fund


AIM International    35,553,208     1,697,400    33,855,808
Growth Fund

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

      The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

                                             2002                   2001                2000
                                             ----                   ----                ----
            FUND NAME
AIM Asia Pacific Growth Fund               $50,000                $50,000              $50,000

AIM European Growth Fund                    84,643                 98,393              109,571

AIM Global Aggressive Growth Fund          187,715                173,416              182,264

AIM Global Growth Fund                     150,314                151,718              145,994

AIM Global Income Fund                      50,000                 50,000               50,000

AIM International Growth Fund              310,657                239,396              222,616

                                   APPENDIX G

                              BROKERAGE COMMISSIONS

      Brokerage commissions(1) paid by each of the Funds during the last three fiscal years ended October 31 were as follows:

                  FUND                                           2002              2001           2000
                  ----                                        ----------        ----------    -----------
AIM Asia Pacific Growth Fund(2)                               $  842,699        $  639,860    $   399,380
AIM European Growth Fund                                       1,164,934         1,659,105      2,421,258
AIM Global Aggressive Growth Fund                              3,513,410         4,823,156      4,389,277
AIM Global Growth Fund                                         2,694,896         3,878,451      3,310,002
AIM Global Income Fund                                                84             1,713             -0-
AIM International Growth Fund                                  6,578,185         9,379,067     12,585,724

--------------

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in the brokerage commissions paid by AIM Asia Pacific Growth Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to fluctuations in asset levels, increased portfolio turnover and record market volatility.

(3) The variation in the brokerage commissions paid by AIM European Growth Fund and AIM International Growth Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to a decrease in each fund's asset levels and a decrease in commission rates.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

      During the last fiscal year ended October 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                          Related
Fund                                                         Transactions          Brokerage Commissions
----                                                         ------------          ---------------------
AIM Asia Pacific Growth Fund                                 $    455,270                 $   950
AIM European Growth Fund                                        9,341,834                  17,478
AIM Global Aggressive Growth Fund                              64,665,036                  90,172
AIM Global Growth Fund                                        148,945,780                 241,965
AIM Global Income Fund                                                 -0-                     -0-
AIM International Growth Fund                                  52,532,674                  94,790

      During the last fiscal year ended October 31, 2002, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

              Fund                          Security                                Market Value
              ----                          --------                                ------------
AIM Global Growth Fund

       Goldman Sachs Group, Inc. (The)     Common Stock                               $3,078,800

       Morgan Stanley                      Common Stock                                2,919,000

              Fund                          Bonds/Notes                             Market Value
              ----                          -----------                             ------------
AIM Global Income Fund
       Lehman Brothers Holdings Inc.        Note                                        $155,639
       Lehman Brothers Holdings Inc.        Debenture                                    180,577
       Salomon Smith Barney Holdings Inc.   Note                                         560,575

                                   APPENDIX I

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

      A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended October 31, 2002 follows:

                                     CLASS A      CLASS B      CLASS C      CLASS R
FUND                                  SHARES       SHARES       SHARES       SHARES
----                                  ------       ------       ------       ------
AIM Asia Pacific Growth Fund        $  255,410   $  252,758   $   69,282   $        0
AIM European Growth Fund(1)            592,375    1,024,083      310,053           28
AIM Global Aggressive Growth Fund    2,560,841    5,161,757      250,116            0
AIM Global Growth Fund               2,088,534    2,992,948      467,775            0
AIM Global Income Fund                 530,933      335,330       23,917            0
AIM International Growth Fund(1)     3,866,362    5,287,876    1,467,969           36

(1) Information on Class R shares in the table is for the period June 3, 2002 (the date Class R shares commenced operations) to October 31, 2002.

                                   APPENDIX J

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

      An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended October 31, 2002 follows:

                                                   PRINTING &                 UNDERWRITERS           DEALERS
                                     ADVERTISING    MAILING     SEMINARS      COMPENSATION        COMPENSATION
                                     -----------    -------     --------      ------------        ------------
AIM Asia Pacific Growth Fund            $ 30,184    $  3,799   $   11,089      $     -0-           $   210,337
AIM European Growth Fund                  54,522       6,921       20,732            -0-               510,200
AIM Global Aggressive Growth Fund         11,388       1,433        4,333            -0-             2,543,687
AIM Global Growth Fund                    11,809       1,491        4,433            -0-             2,070,801
AIM Global Income Fund                     1,832         243          631            -0-               528,227
AIM International Growth Fund            115,530      14,582       43,590            -0-             3,692,660

      An estimate by category of the allocation of actual fees paid by Class B Shares of the Funds during the year ended October 31, 2002 follows:

                                                    PRINTING &                UNDERWRITERS          DEALERS
                                     ADVERTISING     MAILING    SEMINARS      COMPENSATION        COMPENSATION
                                     -----------     -------    --------      ------------        ------------
AIM Asia Pacific Growth Fund            $  1,122    $    111    $   1,233      $   189,568         $   60,724
AIM European Growth Fund                   9,155       1,065        3,227          768,062             242,574
AIM Global Aggressive Growth Fund         19,924       2,457        7,370        3,871,318           1,260,688
AIM Global Growth Fund                    17,194       2,112        6,057        2,244,712             722,873
AIM Global Income Fund                     2,388         237          656          251,498              80,551
AIM International Growth Fund             24,802       3,160        9,105        3,965,907           1,284,902

      An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2002 follows:

                                                    PRINTING &                UNDERWRITERS          DEALERS
                                     ADVERTISING     MAILING    SEMINARS      COMPENSATION        COMPENSATION
                                     -----------     -------    --------      ------------        ------------
AIM Asia Pacific Growth Fund             $ 2,816    $    351    $     975      $    20,469         $    44,671
AIM European Growth Fund                   4,736         469        1,952           29,277             273,619
AIM Global Aggressive Growth Fund          3,457         438        1,461           26,288             218,472
AIM Global Growth Fund                     7,264         990        2,751           55,025             401,746
AIM Global Income Fund                     1,469         322            0            5,374              16,752
AIM International Growth Fund             19,394       2,520        6,696          138,790           1,300,569

      Class R shares of AIM European Growth Fund and AIM International Growth Fund commenced operations on June 3, 2002. The fees paid by Class R shares of the Funds for the above noted categories during the fiscal year ended October 31, 2002 were $27.56 and $35.95, respectively.

                                   APPENDIX K

                              TOTAL SALES CHARGES

      The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended October 31:

                                                 2002                            2001                            2000
                                                 ----                            ----                            ----

                                         SALES           AMOUNT          SALES           AMOUNT          SALES           AMOUNT
                                        CHARGES         RETAINED        CHARGES         RETAINED        CHARGES         RETAINED
                                        -------         --------        -------         --------        -------         --------
AIM Asia Pacific Growth Fund           $  158,029      $   34,742      $  169,938      $   28,223      $  403,908      $   64,327
AIM European Growth Fund                  307,380          49,549         770,414         123,615       2,672,361         432,931
AIM Global Aggressive Growth Fund         590,910         105,421       1,290,767         235,749       3,762,517         667,333
AIM Global Growth Fund                    405,248          68,451       1,282,262         219,358       3,448,542         619,969
AIM Global Income Fund                     57,966          10,512          78,200          13,996         141,875          26,727
AIM International Growth Fund             985,099         117,107       1,798,293         291,152       5,026,625         735,919

      The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:

                                                              2002              2001             2000
                                                              ----              ----             ----
AIM Asia Pacific Growth Fund                              $     50,971     $     61,331       $    10,620
AIM European Growth Fund                                        28,697          142,050           117,258
AIM Global Aggressive Growth Fund                               38,689          114,760            72,714
AIM Global Growth Fund                                          40,310           74,887            44,181
AIM Global Income Fund                                           8,326            3,017             6,061
AIM International Growth Fund                                  692,541          315,479           263,758

                                   APPENDIX L

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

      The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                     PERIODS ENDED
                                                                     -------------
                                                                   OCTOBER 31, 2002
                                                                   ----------------
                                                                                        SINCE      INCEPTION
         CLASS A SHARES:                    1 YEAR        5 YEARS       10 YEARS      INCEPTION      DATE
         --------------                     ------        -------       --------      ---------      ----
AIM Asia Pacific Growth Fund                 -6.16%           N/A           N/A         -4.06%      11/03/97
AIM European Growth Fund                    -10.76%           N/A           N/A          8.11%      11/03/97
AIM Global Aggressive Growth Fund           -16.73%        -4.27%           N/A          4.17%      09/15/94
AIM Global Growth Fund                      -17.31%        -4.24%           N/A          3.90%      09/15/94
AIM Global Income Fund                       -7.91%         0.10%           N/A          4.37%      09/15/94
AIM International Growth Fund               -17.00%        -3.83%           5.46%        5.32%      04/07/92

      The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                         PERIODS ENDED
                                                                         -------------
                                                                        OCTOBER 31, 2002
                                                                        ----------------
                                                                                         SINCE      INCEPTION
         CLASS B SHARES:                                 1 YEAR        5 YEARS         INCEPTION       DATE
         --------------                                  ------        -------         ---------       ----
AIM Asia Pacific Growth Fund                              -6.25%         N/A            -4.03%       11/03/97
AIM European Growth Fund                                 -10.85%         N/A             8.29%       11/03/97
AIM Global Aggressive Growth Fund                        -17.30%       -4.15%            4.24%       09/15/94
AIM Global Growth Fund                                   -17.89%       -4.17%            3.97%       09/15/94
AIM Global Income Fund                                    -8.46%        0.25%            4.47%       09/15/94
AIM International Growth Fund                            -17.13%       -3.79%            1.40%       09/15/94

      The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                          PERIODS ENDED
                                                                          -------------
                                                                         OCTOBER 31, 2002
                                                                         ----------------
                                                                                         SINCE      INCEPTION
         CLASS C SHARES:                                 1 YEAR        5 YEARS         INCEPTION       DATE
         ---------------                                 ------        -------         ---------       ----
AIM Asia Pacific Growth Fund                              -2.42%         N/A            -3.69%       11/03/97
AIM European Growth Fund                                  -7.15%         N/A             8.59%       11/03/97
AIM Global Aggressive Growth Fund                        -13.89%       -3.86%           -5.12%       08/04/97
AIM Global Growth Fund                                   -14.50%       -3.82%           -4.73%       08/04/97
AIM Global Income Fund                                    -4.83%        0.55%            1.09%       08/04/97
AIM International Growth Fund                            -13.64%       -3.44%           -4.76%       08/04/97

      The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                        PERIODS ENDED
                                                                        -------------
                                                                      OCTOBER 31, 2002*
                                                                      -----------------
                                                                                          SINCE       INCEPTION
         CLASS R SHARES:                                 1 YEAR        5 YEARS          INCEPTION       DATE**
         --------------                                  ------        -------          ---------       ------
AIM European Growth Fund                                 -5.71%          N/A              9.17%        11/03/97
AIM International Growth Fund                            -12.28%       -2.91%             5.68%        04/07/92

* The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The inception date shown in the table is that of the Funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

CUMULATIVE TOTAL RETURNS

      The cumulative total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                      PERIODS ENDED
                                                                      -------------
                                                                    OCTOBER 31, 2002
                                                                    ----------------
                                                                                         SINCE      INCEPTION
         CLASS A SHARES:                      1 YEAR       5 YEARS       10 YEARS      INCEPTION       DATE
         --------------                       ------       -------       --------      ---------       ----
AIM Asia Pacific Growth Fund                  -6.16%         N/A             N/A        -18.69%      11/03/97
AIM European Growth Fund                     -10.76%         N/A             N/A         47.58%      11/03/97
AIM Global Aggressive Growth Fund            -16.73%       -19.62%           N/A         39.37%      09/15/94
AIM Global Growth Fund                       -17.31%       -19.48%           N/A         36.44%      09/15/94
AIM Global Income Fund                        -7.91%         0.52%           N/A         41.59%      09/15/94
AIM International Growth Fund                -17.00%       -17.72%         70.18%        72.94%      04/07/92

      The cumulative returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                         PERIODS ENDED
                                                                         -------------
                                                                        OCTOBER 31, 2002
                                                                        ----------------
                                                                                        SINCE       INCEPTION
         CLASS B SHARES:                                1 YEAR        5 YEARS         INCEPTION        DATE
         --------------                                 ------        -------         ---------        ----
AIM Asia Pacific Growth Fund                             -6.25%           N/A          -18.57%       11/03/97
AIM European Growth Fund                                -10.85%           N/A           48.80%       11/03/97
AIM Global Aggressive Growth Fund                       -17.30%       -19.08%           40.10%       09/15/94
AIM Global Growth Fund                                  -17.89%       -19.18%           37.24%       09/15/94
AIM Global Income Fund                                   -8.46%         1.27%           42.61%       09/15/94
AIM International Growth Fund                           -17.13%       -17.58%           11.92%       09/15/94

      The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                          PERIODS ENDED
                                                                          -------------
                                                                         OCTOBER 31, 2002
                                                                         ----------------
                                                                                          SINCE       INCEPTION
         CLASS C SHARES:                                1 YEAR        5 YEARS           INCEPTION       DATE
         --------------                                 ------        -------           ---------       ----
AIM Asia Pacific Growth Fund                             -2.42%          N/A             -17.12%       11/03/97
AIM European Growth Fund                                 -7.15%          N/A              50.90%       11/03/97
AIM Global Aggressive Growth Fund                       -13.89%       -17.87%            -24.07%       08/04/97
AIM Global Growth Fund                                  -14.50%       -17.70%            -22.43%       08/04/97
AIM Global Income Fund                                   -4.83%         2.78%              5.85%       08/04/97
AIM International Growth Fund                           -13.64%       -16.04%            -22.56%       08/04/97

      The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five or ten years periods (or since inception if less than ten years) ended October 31 are as follows:

                                                                            PERIODS ENDED
                                                                            -------------
                                                                          OCTOBER 31, 2002*
                                                                          -----------------
                                                                                          SINCE      INCEPTION
         CLASS R SHARES:                                 1 YEAR        5 YEARS          INCEPTION     DATE**
         --------------                                  ------        -------          ---------     ------
AIM European Growth Fund                                  -5.71%          N/A             54.98%     11/03/97
AIM International Growth Fund                            -12.28%       -13.72%            79.36%     04/07/92

* The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

** The inception date shown in the table is that of the Funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

      The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                    PERIODS ENDED
                                                                    -------------
                                                                  OCTOBER 31, 2002
                                                                  ----------------
                                                                                          SINCE      INCEPTION
         CLASS A SHARES:                    1 YEAR        5 YEARS       10 YEARS        INCEPTION      DATE
         --------------                     ------        -------       --------        ---------      ----
AIM Asia Pacific Growth Fund                 -6.16%         N/A             N/A          -4.11%      11/03/97
AIM European Growth Fund                    -10.76%         N/A             N/A           8.10%      11/03/97
AIM Global Aggressive Growth Fund           -16.73%       -5.27%            N/A           3.49%      09/15/94
AIM Global Growth Fund                      -17.31%       -4.70%            N/A           3.51%      09/15/94
AIM Global Income Fund                      -10.08%       -1.92%            N/A           1.81%      09/15/94
AIM International Growth Fund               -17.00%       -4.36%           4.88%          4.77%      04/07/92

      The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                          PERIODS ENDED
                                                                          -------------
                                                                         OCTOBER 31, 2002
                                                                         ----------------
                                                                                         SINCE      INCEPTION
         CLASS B SHARES:                                1 YEAR       5 YEARS           INCEPTION       DATE
         --------------                                 ------       -------           ---------       ----
AIM Asia Pacific Growth Fund                             -6.25%         N/A             -4.06%       11/03/97
AIM European Growth Fund                                -10.85%         N/A              8.29%       11/03/97
AIM Global Aggressive Growth Fund                       -17.30%       -5.19%             3.53%       09/15/94
AIM Global Growth Fund                                  -17.89%       -4.64%             3.58%       09/15/94
AIM Global Income Fund                                  -10.53%       -1.61%             2.10%       09/15/94
AIM International Growth Fund                           -17.13%       -4.28%             0.76%       09/15/94

      The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                          PERIODS ENDED
                                                                          -------------
                                                                         OCTOBER 31, 2002
                                                                         ----------------
                                                                                        SINCE       INCEPTION
         CLASS C SHARES:                                1 YEAR        5 YEARS         INCEPTION       DATE
         ---------------                                ------        -------         ---------       ----
AIM Asia Pacific Growth Fund                             -2.42%         N/A             -3.71%       11/03/97
AIM European Growth Fund                                 -7.15%         N/A              8.59%       11/03/97
AIM Global Aggressive Growth Fund                       -13.89%       -4.89%            -6.09%       08/04/97
AIM Global Growth Fund                                  -14.50%       -4.29%            -5.17%       08/04/97
AIM Global Income Fund                                   -6.91%       -1.29%            -0.78%       08/04/97
AIM International Growth Fund                           -13.64%       -3.91%            -5.21%       08/04/97

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

      The average annual total returns (after taxes on distributions and redemption and including sales load) for each Fund, with respect to its Class A shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                     PERIODS ENDED
                                                                     -------------
                                                                    OCTOBER 31, 2002
                                                                    ----------------
                                                                                           SINCE     INCEPTION
         CLASS A SHARES:                    1 YEAR        5 YEARS       10 YEARS         INCEPTION      DATE
         --------------                     ------        -------       --------         ---------      ----
AIM Asia Pacific Growth Fund                 -3.78%         N/A             N/A           -3.21%     11/03/97
AIM European Growth Fund                     -6.60%         N/A             N/A            6.67%     11/03/97
AIM Global Aggressive Growth Fund           -10.27%       -2.84%            N/A            3.80%     09/15/94
AIM Global Growth Fund                      -10.63%       -3.19%            N/A            3.25%     09/15/94
AIM Global Income Fund                       -4.85%       -0.88%            N/A            2.25%     09/15/94
AIM International Growth Fund               -10.44%       -2.84%          4.55%            4.44%     04/07/92

      The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                     PERIODS ENDED
                                                                     -------------
                                                                   OCTOBER 31, 2002
                                                                   ----------------
                                                                                         SINCE      INCEPTION
         CLASS B SHARES:                                1 YEAR        5 YEARS          INCEPTION       DATE
         --------------                                 ------        -------          ---------       ----
AIM Asia Pacific Growth Fund                             -3.84%          N/A            -3.17%       11/03/97
AIM European Growth Fund                                 -6.66%          N/A             6.83%       11/03/97
AIM Global Aggressive Growth Fund                       -10.62%        -2.70%            3.88%       09/15/94
AIM Global Growth Fund                                  -10.99%        -3.12%            3.32%       09/15/94
AIM Global Income Fund                                   -5.18%        -0.68%            2.44%       09/15/94
AIM International Growth Fund                           -10.52%        -2.76%            1.17%       09/15/94

      The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                                          PERIODS ENDED
                                                                          -------------
                                                                         OCTOBER 31, 2002
                                                                         ----------------
                                                                                        SINCE        INCEPTION
         CLASS C SHARES:                                 1 YEAR       5 YEARS         INCEPTION        DATE
         --------------                                  ------       -------         ---------        ----
AIM Asia Pacific Growth Fund                             -1.49%          N/A            -2.91%       11/03/97
AIM European Growth Fund                                 -4.39%          N/A             7.08%       11/03/97
AIM Global Aggressive Growth Fund                        -8.53%        -2.48%           -3.48%       08/04/97
AIM Global Growth Fund                                   -8.90%        -2.86%           -3.56%       08/04/97
AIM Global Income Fund                                   -2.96%        -0.43%           -0.01%       08/04/97
AIM International Growth Fund                            -8.37%        -2.49%           -3.52%       08/04/97

YIELDS

         The 30-day yields for the named Fund are as follows:

                                                                            30 DAYS ENDED
                                                                            -------------
                                                                           OCTOBER 31, 2002
                                                                           ----------------
                                                           CLASS A               CLASS B               CLASS C
                                                           -------               -------               -------
AIM Global Income Fund                                      5.05%                 4.86%                 4.86%

DISTRIBUTION RATES

            The distribution rates (at maximum offering price) for the named Fund are as follows:

                                                                           12 MONTHS ENDED
                                                                           ---------------
                                                                           OCTOBER 31, 2002
                                                                           ----------------
12-MONTH                                                   CLASS A               CLASS B               CLASS C
--------                                                   -------               -------               -------
AIM Global Income Fund                                      5.85%                 5.64%                 5.64%

                              FINANCIAL STATEMENTS


                                       FS

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Asia Pacific Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Asia Pacific Growth Fund (formerly AIM Asian Growth Fund) (one of the funds constituting AIM International Funds, Inc.; hereinafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.98%

Australia-18.93%

Amcor Ltd. (Paper Packaging)                      414,400   $ 1,869,666
-----------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         308,700     1,660,024
-----------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                          24,740        40,914
-----------------------------------------------------------------------
Billabong International Ltd. (Movies &
  Entertainment)                                   78,700       292,620
-----------------------------------------------------------------------
Boral Ltd. (Construction Materials)               409,000       946,484
-----------------------------------------------------------------------
BRL Hardy Ltd. (Distillers & Vintners)             94,100       403,145
-----------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)              80,400     1,504,518
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)            141,176     1,492,484
-----------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                      615,800     2,118,777
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                     664,200     1,400,672
-----------------------------------------------------------------------
St. George Bank Ltd. (Banks)                       96,400       950,645
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                      41,000       593,852
-----------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        111,400     1,628,995
-----------------------------------------------------------------------
Woolworths Ltd. (Food Retail)                     278,000     1,899,139
=======================================================================
                                                             16,801,935
=======================================================================

China-3.00%

BYD Co. Ltd.-Class H (Electrical Components &
  Equipment) (Acquired 07/26/02; Cost
  $499,867)(a)(b)                                 352,500       720,877
-----------------------------------------------------------------------
People's Food Holdings Ltd. (Packaged Foods &
  Meats)                                          889,000       502,828
-----------------------------------------------------------------------
Travelsky Technology Ltd.-Class H
  (Diversified Commercial Services) (Acquired
  02/01/01; Cost $194,348)(b)                     366,000       234,635
-----------------------------------------------------------------------
Tsingtao Brewery Co. Ltd.-Class H (Brewers)     2,468,000     1,202,459
=======================================================================
                                                              2,660,799
=======================================================================

Hong Kong-23.00%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                      4,088,000     1,126,914
-----------------------------------------------------------------------
ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      926,000     1,798,727
-----------------------------------------------------------------------
Cathay Pacific Airways Ltd. (Airlines)            647,000       908,364
-----------------------------------------------------------------------
Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       109,000       723,233
-----------------------------------------------------------------------
China Mobile Ltd. (Wireless Telecommunication
  Services)(a)                                    191,000       468,969
-----------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                                9,320         1,673
-----------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                      20,600       514,588
-----------------------------------------------------------------------
Convenience Retail Asia Ltd. (Food Retail)(a)   1,122,000       294,909
-----------------------------------------------------------------------
Dah Sing Financial Group (Banks)                  299,600     1,390,567
-----------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           1,183,000     1,986,999
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Hong Kong-(Continued)

Fountain Set Holdings Ltd. (Textiles)           1,630,000   $   762,820
-----------------------------------------------------------------------
Johnson Electric Holdings Ltd. (Electrical
  Components & Equipment)                       1,929,000     2,040,458
-----------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   1,748,000     1,736,940
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    122,000       760,217
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/09/02;
  Cost $1,979,893)(b)                           2,452,000     1,870,592
-----------------------------------------------------------------------
Texwinca Holdings Ltd. (Textiles)               2,167,000     1,403,110
-----------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp.
  (Packaged Foods & Meats)                      7,272,000     1,981,319
-----------------------------------------------------------------------
Wah Sang Gas Holdings Ltd. (Gas Utilities)      6,012,000       639,792
=======================================================================
                                                             20,410,191
=======================================================================

India-12.12%

Cipla Ltd. (Pharmaceuticals)                       80,000     1,451,221
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.
  (Pharmaceuticals)                                93,000     1,336,129
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                        125,700     1,665,525
-----------------------------------------------------------------------
Hero Honda Motors Ltd. (Motorcycle
  Manufacturers)                                  133,000       653,032
-----------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Services)                                        31,969     2,505,010
-----------------------------------------------------------------------
Nestle India Ltd. (Packaged Foods & Meats)        104,000     1,191,568
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       180,960     1,953,724
=======================================================================
                                                             10,756,209
=======================================================================

Philippines-1.82%

Bank of the Philippine Islands (Banks)            522,984       403,621
-----------------------------------------------------------------------
SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    11,876,900     1,207,252
=======================================================================
                                                              1,610,873
=======================================================================

Singapore-9.92%

First Engineering Ltd. (Computer Hardware)      2,392,800       521,057
-----------------------------------------------------------------------
Informatics Holdings Ltd. (Diversified
  Commercial Services)                            694,000       494,593
-----------------------------------------------------------------------
Keppel Corp. Ltd. (Multi-Sector Holdings)         916,000     2,279,638
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,307,000     1,293,693
-----------------------------------------------------------------------
United Overseas Bank Ltd. (Banks)                 339,000     2,569,344
-----------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Equipment &
  Instruments)                                    220,000     1,642,534
=======================================================================
                                                              8,800,859
=======================================================================

South Korea-16.79%

Cheil Communications Inc. (Advertising)             6,540       477,676
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                  40,850     1,421,740
-----------------------------------------------------------------------
Hana Bank (Banks)                                 123,300     1,571,471
-----------------------------------------------------------------------


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
South Korea-(Continued)

Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(c)                        36,656   $   757,820
-----------------------------------------------------------------------
Hyundai Department Store H&S Co., Ltd.
  (Department Stores)(a)(c)                         9,164        84,459
-----------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automobile
  Manufacturers)                                   33,000       834,436
-----------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Brewers)         27,289       624,258
-----------------------------------------------------------------------
Kookmin Bank (Banks)                               51,500     1,708,252
-----------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                 38,130     1,133,931
-----------------------------------------------------------------------
Lotte Chilsung Beverage Co., Ltd. (Soft
  Drinks)                                           1,240       591,634
-----------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         10,530     2,968,015
-----------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)(a)               30,790     1,861,487
-----------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)             6,450       866,850
=======================================================================
                                                             14,902,029
=======================================================================

Taiwan-6.48%

Compal Electronics Inc. (Computer Hardware)     1,708,000     1,899,965
-----------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)            285,200     1,031,487
-----------------------------------------------------------------------
Nien Made Enterprises Co., Ltd. (Consumer
  Electronics)(a)                                 632,520     1,066,352
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

Taiwan-(Continued)

Quanta Computer Inc. (Computer Hardware)          136,050   $   276,413
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           1,104,544     1,480,153
=======================================================================
                                                              5,754,370
=======================================================================

Thailand-1.92%

Delta Electronics PCL (Electronic Equipment &
  Instruments) (Acquired 01/07/02; Cost
  $1,116,929)(b)(c)                             1,554,000     1,076,301
-----------------------------------------------------------------------
Land and Houses PCL (Homebuilding)                363,000       624,345
=======================================================================
                                                              1,700,646
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $77,499,161)                           83,397,911
=======================================================================

MONEY MARKET FUNDS-4.22%

STIC Liquid Assets Portfolio(d)                 1,874,397     1,874,397
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,874,397     1,874,397
=======================================================================
    Total Money Market Funds (Cost
      $3,748,794)                                             3,748,794
=======================================================================
TOTAL INVESTMENTS-98.20% (Cost
  $81,247,955)(e)                                            87,146,705
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.80%                           1,594,392
=======================================================================
NET ASSETS-100%                                             $88,741,097
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $3,902,405, which represented 4.40% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Lippo Bank security was received through a corporate action and as of 05/22/00 it has no market value and no cost basis.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $81,247,955)*                                  $ 87,146,705
-------------------------------------------------------------
Foreign currencies, at value (cost $2,358,072)      2,331,031
-------------------------------------------------------------
Receivables for:
  Investments sold                                    125,008
-------------------------------------------------------------
  Capital stock sold                                1,485,377
-------------------------------------------------------------
  Dividends                                            66,010
-------------------------------------------------------------
Investment for deferred compensation plan              18,825
-------------------------------------------------------------
Collateral for securities loaned                    4,551,933
-------------------------------------------------------------
Other assets                                           47,556
=============================================================
     Total assets                                  95,772,445
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Capital stock reacquired                          2,225,210
-------------------------------------------------------------
  Deferred compensation plan                           18,825
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,551,933
-------------------------------------------------------------
Accrued distribution fees                              46,764
-------------------------------------------------------------
Accrued directors' fees                                   907
-------------------------------------------------------------
Accrued transfer agent fees                            77,279
-------------------------------------------------------------
Accrued operating expenses                            110,430
=============================================================
     Total liabilities                              7,031,348
=============================================================
Net assets applicable to shares outstanding      $ 88,741,097
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $ 62,806,140
_____________________________________________________________
=============================================================
Class B                                          $ 19,915,811
_____________________________________________________________
=============================================================
Class C                                          $  6,019,146
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       7,360,925
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       2,407,382
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                         729,341
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       8.53
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.53 divided
       by 94.50%)                                $       9.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       8.27
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       8.25
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $4,353,863 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $170,172)                                       $ 1,707,587
-------------------------------------------------------------
Dividends from affiliated money market funds          101,584
-------------------------------------------------------------
Interest                                               10,682
-------------------------------------------------------------
Security lending income                               112,100
=============================================================
    Total investment income                         1,931,953
=============================================================

EXPENSES:

Advisory fees                                         999,193
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                        245,789
-------------------------------------------------------------
Distribution fees -- Class A                          255,410
-------------------------------------------------------------
Distribution fees -- Class B                          252,758
-------------------------------------------------------------
Distribution fees -- Class C                           69,282
-------------------------------------------------------------
Transfer agent fees                                   712,928
-------------------------------------------------------------
Directors' fees                                         9,094
-------------------------------------------------------------
Other                                                 235,373
=============================================================
    Total expenses                                  2,829,827
=============================================================
Less: Fees waived                                    (250,466)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,720)
=============================================================
    Net expenses                                    2,576,641
=============================================================
Net investment income (loss)                         (644,688)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (1,688,835)
-------------------------------------------------------------
  Foreign currencies                                 (185,557)
=============================================================
                                                   (1,874,392)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             6,168,932
-------------------------------------------------------------
  Foreign currencies                                  (26,456)
=============================================================
                                                    6,142,476
=============================================================
Net gain from investment securities and foreign
  currencies                                        4,268,084
=============================================================
Net increase in net assets resulting from
  operations                                      $ 3,623,396
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (644,688)   $   (341,361)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (1,874,392)    (28,693,576)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            6,142,476       9,851,899
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  3,623,396     (19,183,038)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --        (295,141)
------------------------------------------------------------------------------------------
  Class B                                                               --        (131,925)
------------------------------------------------------------------------------------------
  Class C                                                               --         (21,688)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (1,562,080)    (20,355,876)
------------------------------------------------------------------------------------------
  Class B                                                       (5,905,946)     (7,313,094)
------------------------------------------------------------------------------------------
  Class C                                                          686,025      (1,204,078)
==========================================================================================
    Net increase (decrease) in net assets                       (3,158,605)    (48,504,840)
==========================================================================================

NET ASSETS:

  Beginning of year                                             91,899,702     140,404,542
==========================================================================================
  End of year                                                 $ 88,741,097    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $168,052,817    $175,659,752
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (26,192)        (20,881)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (85,158,976)    (83,470,141)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            5,873,448        (269,028)
==========================================================================================
                                                              $ 88,741,097    $ 91,899,702
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund, formerly AIM Asian Growth Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.25% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $250,466.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $447,957 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $255,410, $252,758, and $69,282, respectively.

  AIM Distributors retained commissions of $34,742 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $33,228, $0 and $17,743 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,056 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,894 and reductions in custodian fees of $826 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,720.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $4,353,863 were on loan to brokers. The loans were secured by cash collateral of $4,551,933 received by the Fund and invested in affiliated money market funds as follows:
$2,275,967 in STIC Liquid Assets Portfolio and $2,275,966 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $112,100 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                            2002        2001
--------------------------------------------------------------
Distributions paid from long-term
  capital gain                            $     --    $448,754
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments           $  4,593,729
-------------------------------------------------------------
Temporary book/tax differences                        (26,192)
-------------------------------------------------------------
Capital loss carryforward                         (83,879,257)
-------------------------------------------------------------
Capital (par value and additional paid-in)        168,052,817
=============================================================
                                                 $ 88,741,097
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(25,303).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

* The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
   EXPIRATION                                   CARRYFORWARD
   ---------------------------------------------------------
   October 31, 2005                             $54,943,768
   ---------------------------------------------------------
   October 31, 2009                              27,317,937
   ---------------------------------------------------------
   October 31, 2010                               1,617,552
   =========================================================
                                                $83,879,257
     _______________________________________________________
   =========================================================


  Utilization of such capital losses may be limited to the extent required under IRS rules.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $109,023,398 and $119,107,638, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $10,023,000
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (5,403,968)
============================================================
Net unrealized appreciation of investment
  securities                                     $ 4,619,032
____________________________________________________________
============================================================
Cost of investments for tax purposes is $82,527,673.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of net operating loss on October 31, 2002, undistributed net investment income (loss) was increased by $639,377, undistributed net realized gains increased by $185,557 and paid in capital decreased by $824,934. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,840,564*   $ 353,578,105*    32,846,773    $ 319,396,653
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,963,386       28,352,153      1,885,559       18,458,316
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,574,444       98,792,151      3,690,569       33,967,064
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         23,853          260,234
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         11,036          117,979
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          1,947           20,815
==========================================================================================================================
Reacquired:
  Class A                                                     (36,664,943)*   (355,140,185)*  (34,450,943)    (340,012,763)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,597,305)     (34,258,099)    (2,651,836)     (25,889,389)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (10,405,450)     (98,106,126)    (3,780,014)     (35,191,957)
==========================================================================================================================
                                                                 (289,304)   $  (6,782,001)    (2,423,056)   $ (28,873,048)
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 381,540 shares of Class B shares in the amount of $3,681,223 to 369,580 shares of Class A shares in the amount of $3,681,223.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                         -------------------------------------------------         OCTOBER 31,
                                                          2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.59       $ 10.70       $ 10.76       $  7.69           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.04)(a)     (0.01)(a)     (0.07)(a)     (0.03)(a)          0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.02)        (2.06)         0.01          3.14             (2.36)
=================================================================================================================================
    Total from investment operations                       (0.06)        (2.07)        (0.06)         3.11             (2.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --            --            --         (0.04)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  8.53       $  8.59       $ 10.70       $ 10.76           $  7.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (0.70)%      (19.46)%       (0.56)%       40.66%           (23.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $62,806       $61,729       $93,755       $25,420           $ 7,716
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.25%(c)      2.02%         1.92%         1.92%             1.92%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.49%(c)      2.37%         2.06%         2.72%             4.88%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.41)%(c)    (0.06)%       (0.57)%       (0.50)%            0.70%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $72,974,141 .
(d)  Annualized.

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) IN
                                                         -------------------------------------------------         OCTOBER 31,
                                                          2002          2001          2000          1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.38       $ 10.50       $ 10.65       $  7.63           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.10)(a)     (0.07)(a)     (0.17)(a)     (0.13)(a)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (0.01)        (2.01)         0.02          3.16             (2.36)
=================================================================================================================================
    Total from investment operations                       (0.11)        (2.08)        (0.15)         3.03             (2.37)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --            --            --         (0.01)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --         (0.04)           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  8.27       $  8.38       $ 10.50       $ 10.65           $  7.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            (1.31)%      (19.92)%       (1.41)%       39.76%           (23.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $19,916       $25,479       $39,852       $12,070           $ 3,030
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.90%(c)      2.67%         2.67%         2.79%             2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       3.14%(c)      3.02%         2.76%         3.59%             5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.06)%(c)    (0.72)%       (1.32)%       (1.37)%           (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      114%           73%           64%          142%               79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,275,824 .
(d)  Annualized.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                                                                                                (DATE OPERATIONS
                                                                       YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                                           ----------------------------------------------          OCTOBER 31,
                                                            2002         2001          2000         1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 8.37       $ 10.49        10.63       $ 7.61            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.10)(a)     (0.07)(a)    (0.17)(a)    (0.13)(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.02)        (2.01)        0.03         3.16              (2.38)
=================================================================================================================================
    Total from investment operations                        (0.12)        (2.08)       (0.14)        3.03              (2.39)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         --            --           --        (0.01)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --         (0.04)          --           --                 --
=================================================================================================================================
Net asset value, end of period                             $ 8.25       $  8.37       $10.49       $10.63            $  7.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             (1.43)%      (19.94)%      (1.32)%      39.86%            (23.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $6,019       $ 4,692       $6,797       $5,008            $   686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           2.90%(c)      2.67%        2.67%        2.79%              2.80%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        3.14%(c)      3.02%        2.76%        3.59%              5.75%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.06)%(c)    (0.72)%      (1.32)%      (1.37)%            (0.18)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%           73%          64%         142%                79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,928,235.
(d)  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM European Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Growth Fund (formerly European Development Fund) (one of the funds constituting the AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report dated December 6, 2000, expressed an unqualified opinion on financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.38%

Belgium-2.22%

Colruyt N.V. (Food Retail)                          58,900   $  3,016,985
-------------------------------------------------------------------------
Omega Pharma S.A. (Health Care Supplies)           144,100      6,061,783
=========================================================================
                                                                9,078,768
=========================================================================

Bermuda-1.75%

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                      233,200      7,135,920
=========================================================================

Denmark-0.85%

Coloplast A.S.-Class B (Health Care Supplies)       48,700      3,471,503
=========================================================================

Finland-0.29%

Nokia Oyj (Telecommunications Equipment)            69,000      1,171,280
=========================================================================

France-11.70%

Accor S.A. (Hotels, Resorts & Cruise Lines)         74,700      2,650,679
-------------------------------------------------------------------------
Autoroutes du Sud de la France (Highways &
  Railtracks)(a)                                    90,000      2,243,976
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                      70,133      4,196,297
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                           161,700      6,443,640
-------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)            39,800      1,412,276
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                       164,500      2,689,821
-------------------------------------------------------------------------
Essilor International S.A. (Health Care
  Supplies)                                         89,900      3,617,160
-------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)                75,250      2,621,782
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                    52,305      2,217,891
-------------------------------------------------------------------------
Publicis Groupe (Advertising)                       64,100      1,459,262
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)            75,250      4,599,291
-------------------------------------------------------------------------
Thomson (Consumer Electronics)(a)                   44,700        823,382
-------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)          61,369      8,449,356
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)             78,100      4,359,911
=========================================================================
                                                               47,784,724
=========================================================================

Germany-9.91%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods) (Acquired 06/19/02-08/23/02;
  Cost $2,900,079)(b)                               37,100      2,828,296
-------------------------------------------------------------------------
Altana A.G. (Pharmaceuticals)                      229,975     10,999,046
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                   145,037      5,175,252
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                  144,150      2,064,575
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Germany-(Continued)

Deutsche Boerse A.G. (Diversified Financial
  Services)                                         48,400   $  1,745,227
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                                11,540      1,474,161
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        12,310      5,903,360
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          112,700      7,306,555
-------------------------------------------------------------------------
Stada Arzneimittel A.G. (Pharmaceuticals)           82,400      2,985,078
=========================================================================
                                                               40,481,550
=========================================================================

Ireland-9.88%

Anglo Irish Bank Corp. PLC (Banks)               1,902,850     12,713,226
-------------------------------------------------------------------------
Bank of Ireland (Banks)                            749,300      8,306,560
-------------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(c)                               1,859,800      6,442,905
-------------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)             408,900      2,873,577
-------------------------------------------------------------------------
Irish Life & Permanent PLC (Life & Health
  Insurance)                                        72,000        855,187
-------------------------------------------------------------------------
Jurys Doyle Hotel Group PLC (Hotels, Resorts
  & Cruise Lines)                                  172,900      1,197,955
-------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)             214,900      7,996,429
=========================================================================
                                                               40,385,839
=========================================================================

Italy-12.29%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(d)                                   989,300      8,176,396
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                          724,800      8,680,625
-------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vinters)(a)                                       98,800      2,950,392
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                  707,214      9,814,006
-------------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                      738,600      8,239,117
-------------------------------------------------------------------------
Recordati S.p.A. (Pharmaceuticals)                 181,200      4,053,350
-------------------------------------------------------------------------
Saeco International Group S.p.A. (Household
  Appliances)(a)                                   994,200      3,050,583
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)               1,396,000      5,250,691
=========================================================================
                                                               50,215,160
=========================================================================

Netherlands-1.95%

Heineken N.V. (Brewers)                             35,000      1,405,467
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)                  88,500      1,433,092
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Netherlands-(Continued)

Van der Moolen Holding N.V. (Diversified
  Financial Services)                               79,200   $  1,767,743
-------------------------------------------------------------------------
VNU N.V. (Publishing)                               54,000      1,449,008
-------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)       109,800      1,924,724
=========================================================================
                                                                7,980,034
=========================================================================

Norway-1.38%

Ekornes A.S.A. (Home Furnishings)                  126,100      1,204,361
-------------------------------------------------------------------------
Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                     409,200      4,431,133
=========================================================================
                                                                5,635,494
=========================================================================

Portugal-0.82%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                      554,100      3,345,534
=========================================================================

Russia-0.72%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                     104,900      2,958,180
=========================================================================

Spain-10.34%

Altadis, S.A. (Tobacco)(a)                         132,300      2,795,794
-------------------------------------------------------------------------
Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                     649,950      3,203,736
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                 208,600      8,927,861
-------------------------------------------------------------------------
Compania de Distribucion Integral Logista,
  S.A. (Publishing)                                124,900      2,404,526
-------------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-line
  Insurance)                                       358,200      2,421,552
-------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 06/25/02;
  Cost $1,895,584)(a)(b)                           300,400      1,614,534
-------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                     343,400      4,965,900
-------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                     407,900      9,487,876
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 05/22/01-10/31/02; Cost
  $3,254,408)(b)                                   210,052      4,719,545
-------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                           205,300      1,717,090
=========================================================================
                                                               42,258,414
=========================================================================

Sweden-2.47%

Elekta A.B.-Class B (Health Care
  Equipment)(a)                                    235,000      2,208,767
-------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                         82,800      2,533,798
-------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)                       740,100      5,338,485
=========================================================================
                                                               10,081,050
=========================================================================

Switzerland-1.62%

Adecco S.A. (Employment Services)                   43,825      1,720,838
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Switzerland-(Continued)

Nestle S.A. (Packaged Foods & Meats)                11,750   $  2,517,687
-------------------------------------------------------------------------
UBS A.G. (Banks)                                    50,000      2,381,355
=========================================================================
                                                                6,619,880
=========================================================================

United Kingdom-24.19%

Balfour Beatty PLC (Construction &
  Engineering)                                     830,400      2,020,970
-------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                      154,900        993,979
-------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)        351,200      2,500,967
-------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   1,097,900      5,266,661
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                     1,475,100      4,201,796
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                  594,450      5,382,212
-------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)               345,470      2,124,932
-------------------------------------------------------------------------
GAME GROUP PLC (THE) (Computer & Electronics
  Retail) (Acquired 06/28/01-10/08/02; Cost
  $1,561,804)(b)                                 1,025,800      1,794,123
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)               187,430      2,933,467
-------------------------------------------------------------------------
Jardine Lloyd Thompson Group PLC (Insurance
  Brokers)                                         585,600      6,149,866
-------------------------------------------------------------------------
Johnston Press PLC (Publishing)                    465,800      2,704,678
-------------------------------------------------------------------------
Luminar PLC (Restaurants)                          567,400      6,116,360
-------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                        365,600      5,447,349
-------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)       1,279,700      2,623,745
-------------------------------------------------------------------------
New Look Group PLC (Apparel Retail)                631,000      2,597,330
-------------------------------------------------------------------------
Next PLC (Department Stores)                       194,100      2,703,695
-------------------------------------------------------------------------
Northern Rock PLC (Banks)                          142,000      1,500,148
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)         443,300      8,048,182
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                      1,301,700      4,415,828
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           266,000      6,261,402
-------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                       221,800      1,425,874
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             139,100      1,121,183
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)          146,425        870,845
-------------------------------------------------------------------------
Stanley Leisure PLC (Casinos & Gaming)             570,100      3,457,521
-------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)       243,750      4,381,449
-------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                         177,000      1,205,049
-------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)           518,200      5,121,685
-------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                        1,340,300      4,410,422
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
United Kingdom-(Continued)

Wood Group (John) PLC (Oil & Gas Equipment &
  Services) (Acquired 05/29/02; Cost
  $1,207,807)(b)                                   424,500   $  1,063,016
=========================================================================
                                                               98,844,734
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $347,810,627)                           377,448,064
=========================================================================

MONEY MARKET FUNDS-8.76%

STIC Liquid Assets Portfolio(e)                 17,889,030     17,889,030
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
STIC Prime Portfolio(e)                         17,889,030   $ 17,889,030
=========================================================================
    Total Money Market Funds (Cost
      $35,778,060)                                             35,778,060
=========================================================================
TOTAL INVESTMENTS-101.14% (Cost $383,588,687)                 413,226,124
=========================================================================
OTHER ASSETS LESS LIABILITIES-(1.14%)                          (4,638,566)
=========================================================================
NET ASSETS-100.00%                                           $408,587,558
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Ctfs. - Certificates
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $12,019,514, which represented 2.94% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Trustees.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(d) Security fair valued in accordance with the procedures established by the Board of Directors.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $383,588,687)*       $413,226,124
--------------------------------------------------------------------
Foreign currencies, at value (cost $2,313,262)             2,326,121
--------------------------------------------------------------------
Receivables for:
  Investments sold                                         6,332,910
--------------------------------------------------------------------
  Capital stock sold                                       1,991,410
--------------------------------------------------------------------
  Dividends                                                  724,242
--------------------------------------------------------------------
Investment for deferred compensation plan                     23,406
--------------------------------------------------------------------
Collateral for securities loaned                          21,987,302
--------------------------------------------------------------------
Other assets                                                  43,818
====================================================================
     Total assets                                        446,655,333
____________________________________________________________________
====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    2,239,595
--------------------------------------------------------------------
  Capital stock reacquired                                13,161,166
--------------------------------------------------------------------
  Deferred compensation plan                                  23,406
--------------------------------------------------------------------
  Collateral upon return of securities loaned             21,987,302
--------------------------------------------------------------------
Accrued distribution fees                                    264,312
--------------------------------------------------------------------
Accrued directors' fees                                        1,358
--------------------------------------------------------------------
Accrued transfer agent fees                                  173,183
--------------------------------------------------------------------
Accrued operating expenses                                   217,453
====================================================================
     Total liabilities                                    38,067,775
====================================================================
Net assets applicable to shares outstanding             $408,587,558
____________________________________________________________________
====================================================================

NET ASSETS:

Class A                                                 $283,812,446
____________________________________________________________________
====================================================================
Class B                                                 $ 97,436,435
____________________________________________________________________
====================================================================
Class C                                                 $ 27,323,263
____________________________________________________________________
====================================================================
Class R                                                 $     15,414
____________________________________________________________________
====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                             18,194,353
____________________________________________________________________
====================================================================
Class B:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                              6,462,631
____________________________________________________________________
====================================================================
Class C:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                              1,810,943
____________________________________________________________________
====================================================================
Class R:
  Authorized                                             240,000,000
--------------------------------------------------------------------
  Outstanding                                                    989
____________________________________________________________________
====================================================================
Class A:
  Net asset value per share                             $      15.60
--------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $15.60 divided by 94.50%)      $      16.51
____________________________________________________________________
====================================================================
Class B:
  Net asset value and offering price per share          $      15.08
____________________________________________________________________
====================================================================
Class C:
  Net asset value and offering price per share          $      15.09
____________________________________________________________________
====================================================================
Class R:
  Net asset value and offering price per share          $      15.59
____________________________________________________________________
====================================================================


* At October 31, 2002, securities with an aggregate market value of $21,390,185 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $481,545)  $  4,041,077
--------------------------------------------------------------------
Dividends from affiliated money market funds                 263,798
--------------------------------------------------------------------
Interest                                                       6,710
--------------------------------------------------------------------
Security lending income                                      254,742
====================================================================
     Total investment income                               4,566,327
====================================================================

EXPENSES:

Advisory fees                                              2,875,358
--------------------------------------------------------------------
Administrative services fees                                  84,643
--------------------------------------------------------------------
Custodian fees                                               335,937
--------------------------------------------------------------------
Distribution fees -- Class A                                 592,375
--------------------------------------------------------------------
Distribution fees -- Class B                               1,024,083
--------------------------------------------------------------------
Distribution fees -- Class C                                 310,053
--------------------------------------------------------------------
Distribution fees -- Class R                                      28
--------------------------------------------------------------------
Transfer agent fees                                        1,229,230
--------------------------------------------------------------------
Directors' fees                                               10,331
--------------------------------------------------------------------
Other                                                        250,174
====================================================================
     Total expenses                                        6,712,212
====================================================================
Less: Fees waived                                             (2,446)
--------------------------------------------------------------------
    Expenses paid indirectly                                  (4,737)
====================================================================
    Net expenses                                           6,705,029
====================================================================
Net investment income (loss)                              (2,138,702)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                  (58,153,881)
--------------------------------------------------------------------
  Foreign currencies                                         119,726
====================================================================
                                                         (58,034,155)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   53,930,290
--------------------------------------------------------------------
  Foreign currencies                                          52,551
====================================================================
                                                          53,982,841
====================================================================
Net gain (loss) from investment securities and foreign
  currencies                                              (4,051,314)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                            $ (6,190,016)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,138,702)   $  (2,433,704)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (58,034,155)     (67,894,228)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 53,982,841      (72,085,730)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (6,190,016)    (142,413,662)
============================================================================================
Share transactions-net:
  Class A                                                       125,417,383      (41,056,861)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,223,760)     (12,747,860)
--------------------------------------------------------------------------------------------
  Class C                                                        (4,011,667)      (5,586,293)
--------------------------------------------------------------------------------------------
  Class R                                                            16,969               --
============================================================================================
    Net increase (decrease) in net assets                       113,008,909     (201,804,676)
============================================================================================

NET ASSETS:

  Beginning of year                                             295,578,649      497,383,325
============================================================================================
  End of year                                                 $ 408,587,558    $ 295,578,649
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 543,232,823    $ 362,926,197
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (36,848)         (25,992)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (164,300,493)     (69,526,117)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           29,692,076        2,204,561
============================================================================================
                                                              $ 408,587,558    $ 295,578,649
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund, formerly European Development Fund, (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,446.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $84,643 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $724,306 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $592,375, $1,024,083, $310,053, and $28, respectively.

  AIM Distributors retained commissions of $49,549 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $12,426, $0, $16,271, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,504 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,615 and reductions in custodian fees of $122 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,737.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $21,390,185 were on loan to brokers. The loans were secured by cash collateral of $21,987,302 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $254,742 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments          $  28,169,976
-------------------------------------------------------------
Temporary book/tax differences                        (36,848)
-------------------------------------------------------------
Capital loss carryforward                        (162,778,393)
-------------------------------------------------------------
Capital (par value and additional paid-in)        543,232,823
=============================================================
                                                $ 408,587,558
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $54,639.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $  1,620,590
-----------------------------------------------------------
October 31, 2009                                102,524,677
-----------------------------------------------------------
October 31, 2010                                 58,633,126
===========================================================
                                               $162,778,393
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $275,203,068 and $315,111,678, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 43,259,852
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (15,144,515)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 28,115,337
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $385,110,787.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, reclassifications from the acquisition of the assets of AIM Euroland Growth Fund and other reclassifications on October 31, 2002, undistributed net investment income was increased by $2,127,846, undistributed net realized gains decreased by $36,740,221 and paid in capital increased by $34,612,375. This reclassification had no effect on the net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      37,223,120*   $ 612,133,364*    27,843,689    $ 529,552,845
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         889,627       14,708,041      1,368,578       27,057,594
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,584,399       41,058,289      2,006,444       38,243,286
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                           992           17,020             --               --
==========================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                       9,495,949      145,720,423             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         867,993       12,890,199             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         104,957        1,559,763             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (38,067,728)    (632,436,404)   (29,896,871)    (570,609,706)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,848,424)*    (29,822,000)*   (2,153,110)     (39,805,454)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,905,211)     (46,629,719)    (2,321,360)     (43,829,579)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                              (3)             (51)            --               --
==========================================================================================================================
                                                                8,345,671    $ 119,198,925     (3,152,630)   $ (59,391,014)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Includes automatic conversion of 137,878 shares of Class B shares in the amount of $2,186,186 to 130,942 shares of Class A shares in the amount of $2,186,186.

 ** Class R shares commenced sales on June 3, 2002.

*** As of the close of business on September 20, 2002, the Fund acquired all the net assets of AIM Euroland Growth Fund pursuant to a plan of reorganization approved by AIM Euroland Growth Fund shareholders on September 4, 2002. The acquisition was accomplished by a tax-free exchange of 10,468,899 shares of the Fund for 22,408,695 shares of AIM Euroland Growth Fund outstanding as of the close of business on September 20, 2002. AIM Euroland Growth Fund's net assets at that date of $160,170,385 including ($26,495,326) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $244,433,808.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,                           COMMENCED) TO
                                              ------------------------------------------------------------         OCTOBER 31,
                                                2002               2001             2000            1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  16.52           $  23.59         $  16.42         $ 12.96           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.07)(a)          (0.06)(a)        (0.21)(a)       (0.11)            (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     (0.85)             (7.01)            7.38            3.58              3.04
=================================================================================================================================
    Total from investment operations             (0.92)             (7.07)            7.17            3.47              2.96
=================================================================================================================================
Less dividends from net investment income           --                 --               --           (0.01)               --
=================================================================================================================================
Net asset value, end of period                $  15.60           $  16.52         $  23.59         $ 16.42           $ 12.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  (5.57)%           (29.97)%          43.67%          26.81%            29.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $283,812           $157,651         $273,605         $99,148           $76,686
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.93%(c)           1.83%            1.69%           1.88%             1.98%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.42)%(c)         (0.32)%          (0.82)%         (0.69)%           (0.58)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             94%                99%             112%            122%               93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $169,250,130.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)  Annualized.

                                                                                   CLASS B
                                             ------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                               YEAR ENDED OCTOBER 31,                             COMMENCED) TO
                                             -----------------------------------------------------------           OCTOBER 31,
                                              2002               2001             2000            1999                 1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 16.07           $  23.11         $  16.20         $ 12.87             $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.18)(a)          (0.19)(a)        (0.38)(a)       (0.22)              (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.81)             (6.85)            7.29            3.55                3.05
=================================================================================================================================
    Total from investment operations           (0.99)             (7.04)            6.91            3.33                2.87
=================================================================================================================================
Net asset value, end of period               $ 15.08           $  16.07         $  23.11         $ 16.20             $ 12.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                (6.16)%           (30.46)%          42.65%          25.87%              28.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $97,436           $105,324         $169,614         $67,074             $50,121
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         2.58%(c)           2.50%            2.39%           2.63%               2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.07)%(c)         (0.98)%          (1.52)%         (1.44)%             (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                           94%                99%             112%            122%                 93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $102,408,283.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                   (DATE SALES
                                                                  YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                                                 ---------------------------------------------------------         OCTOBER 31,
                                                  2002              2001            2000            1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 16.09           $ 23.13         $ 16.21         $ 12.88            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.18)(a)         (0.19)(a)       (0.38)(a)       (0.23)            (0.18)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.82)            (6.85)           7.30            3.56              3.06
=================================================================================================================================
    Total from investment operations               (1.00)            (7.04)           6.92            3.33              2.88
=================================================================================================================================
Net asset value, end of period                   $ 15.09           $ 16.09         $ 23.13         $ 16.21            $12.88
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (6.22)%          (30.44)%         42.69%          25.85%            28.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $27,323           $32,604         $54,164         $11,938            $9,639
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             2.58%(c)          2.50%           2.39%           2.63%             2.72%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (1.07)%(c)        (0.98)%         (1.52)%         (1.44)%           (1.32)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                               94%               99%            112%            122%               93%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,005,315.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 18.35
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.72)
===========================================================================
    Total from investment operations                               (2.76)
===========================================================================
Net asset value, end of period                                   $ 15.59
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (15.04)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    15
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             2.08%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.57)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               94%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,328.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-32.29%

Aerospace & Defense-0.56%

Alliant Techsystems Inc.(a)                        75,600   $  4,547,340
========================================================================

Air Freight & Logistics-0.46%

Expeditors International of Washington, Inc.      119,400      3,762,294
========================================================================

Apparel Retail-0.96%

Pacific Sunwear of California, Inc.(a)            207,900      4,858,623
------------------------------------------------------------------------
Too Inc.(a)                                       117,800      2,980,340
========================================================================
                                                               7,838,963
========================================================================

Application Software-1.43%

Activision, Inc.(a)                                84,000      1,722,000
------------------------------------------------------------------------
Intuit Inc.(a)                                    132,000      6,853,440
------------------------------------------------------------------------
National Instruments Corp.(a)                     107,000      3,069,830
========================================================================
                                                              11,645,270
========================================================================

Auto Parts & Equipment-1.00%

Gentex Corp.(a)                                   275,000      8,107,000
========================================================================

Banks-0.28%

Southwest Bancorp. of Texas, Inc.(a)               81,500      2,302,375
========================================================================

Broadcasting & Cable TV-0.78%

Hispanic Broadcasting Corp.(a)                    293,200      6,303,800
========================================================================

Computer & Electronics Retail-1.34%

CDW Computer Centers, Inc.(a)                     205,100     10,874,402
========================================================================

Construction & Engineering-0.80%

Jacobs Engineering Group Inc.(a)                  214,600      6,500,234
========================================================================

Data Processing Services-2.51%

Concord EFS, Inc.(a)                              233,714      3,337,436
------------------------------------------------------------------------
DST Systems, Inc.(a)                               40,500      1,245,375
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   141,500      4,420,460
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             225,000      6,347,250
------------------------------------------------------------------------
Paychex, Inc.                                     173,900      5,011,798
========================================================================
                                                              20,362,319
========================================================================

Diversified Commercial Services-0.55%

Apollo Group, Inc.-Class A(a)                      51,950      2,155,925
------------------------------------------------------------------------
H&R Block, Inc.                                    52,800      2,343,264
========================================================================
                                                               4,499,189
========================================================================

Diversified Financial Services-1.78%

Investors Financial Services Corp.                226,600      6,949,822
------------------------------------------------------------------------
Legg Mason, Inc.                                  106,100      4,929,406
------------------------------------------------------------------------
Moody's Corp.                                      28,200      1,328,220
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Diversified Financial Services-(Continued)

SEI Investments Co.                                47,000   $  1,254,430
========================================================================
                                                              14,461,878
========================================================================

Employment Services-0.70%

Robert Half International Inc.(a)                 342,200      5,714,740
========================================================================

General Merchandise Stores-0.49%

Dollar Tree Stores, Inc.(a)                       150,000      3,943,500
========================================================================

Health Care Distributors & Services-2.79%

AmerisourceBergen Corp.                           125,000      8,893,750
------------------------------------------------------------------------
Express Scripts, Inc.(a)                          179,100      9,703,638
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          119,700      4,078,179
========================================================================
                                                              22,675,567
========================================================================

Health Care Equipment-1.75%

Fisher Scientific International Inc.(a)           254,100      7,267,260
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   144,400      6,962,968
========================================================================
                                                              14,230,228
========================================================================

Health Care Facilities-1.41%

Community Health Systems Inc.(a)                  118,200      2,777,700
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        452,500      8,651,800
========================================================================
                                                              11,429,500
========================================================================

Industrial Machinery-0.38%

Danaher Corp.                                      52,700      3,048,695
========================================================================

IT Consulting & Services-1.56%

Affiliated Computer Services, Inc.-Class A(a)     184,700      8,505,435
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      189,300      4,196,781
========================================================================
                                                              12,702,216
========================================================================

Managed Health Care-0.80%

First Health Group Corp.(a)                       250,100      6,497,598
========================================================================

Multi-Line Insurance-0.68%

HCC Insurance Holdings, Inc.                      225,000      5,519,250
========================================================================

Oil & Gas Drilling-3.20%

National-Oilwell, Inc.(a)                         424,200      8,844,570
------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     414,400     11,984,448
------------------------------------------------------------------------
Pride International, Inc.(a)                      147,700      2,050,076
------------------------------------------------------------------------
Varco International, Inc.(a)                      189,000      3,107,160
========================================================================
                                                              25,986,254
========================================================================

Pharmaceuticals-0.90%

Medicis Pharmaceutical Corp.-Class A(a)           160,100      7,348,590
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Restaurants-1.33%

CEC Entertainment Inc.(a)                         201,100   $  5,590,580
------------------------------------------------------------------------
Starbucks Corp.(a)                                219,500      5,213,125
========================================================================
                                                              10,803,705
========================================================================

Semiconductors-1.18%

Linear Technology Corp.                            73,600      2,034,304
------------------------------------------------------------------------
Microchip Technology Inc.                         218,650      5,335,060
------------------------------------------------------------------------
QLogic Corp.(a)                                    64,400      2,238,544
========================================================================
                                                               9,607,908
========================================================================

Specialty Stores-1.50%

Bed Bath and Beyond, Inc.(a)                      142,500      5,053,050
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          298,500      7,104,300
========================================================================
                                                              12,157,350
========================================================================

Telecommunications Equipment-0.37%

UTStarcom, Inc.(a)                                174,700      2,983,876
========================================================================

Trading Companies & Distributors-0.80%

Fastenal Co.                                      191,400      6,498,030
========================================================================
    Total Domestic Common Stocks (Cost
      $257,900,102)                                          262,352,071
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-59.20%

Australia-1.96%

Boral Ltd. (Construction Materials)             1,628,800      3,769,274
------------------------------------------------------------------------
Cochlear Ltd. (Health Care Equipment)             135,600      2,537,471
------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,177,300      4,050,724
------------------------------------------------------------------------
Wesfarmers Ltd. (Industrial Conglomerates)        378,900      5,540,629
========================================================================
                                                              15,898,098
========================================================================

Austria-0.65%

Erste Bank der Oesterreichischen Sparhassen
  A.G. (Banks)                                     90,400      5,294,409
========================================================================

Belgium-0.67%

Omega Pharma S.A. (Health Care Supplies)          130,300      5,481,265
========================================================================

Bermuda-1.92%

Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     508,600     15,563,160
========================================================================

Canada-1.12%

Onex Corp. (Electronic Equipment &
  Instruments)                                    872,700      9,129,716
========================================================================

Cayman Islands-0.26%

ACE Ltd. (Property & Casualty Insurance)           70,100      2,155,575
========================================================================

Denmark-1.69%

Carlsbreg A.S.-Class B (Brewers)                   59,500      2,790,580
------------------------------------------------------------------------
Coloplast A.S.-Class B (Health Care Supplies)     111,000      7,912,461
------------------------------------------------------------------------
H. Lundbeck A.S. (Pharmaceuticals)                110,600      3,035,688
========================================================================
                                                              13,738,729
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


Finland-0.28%

Instrumentarium Corp. (Health Care Equipment)      91,400   $  2,261,693
========================================================================

France-1.83%

Autoroutes du Sud de la France (Highway &
  Railtracks)(a)                                  207,200      5,166,130
------------------------------------------------------------------------
CNP Assurances (Life & Health Insurance)          144,600      5,131,034
------------------------------------------------------------------------
SEB S.A. (Household Appliances)                    54,900      4,564,561
========================================================================
                                                              14,861,725
========================================================================

Germany-3.00%

Adidas-Salomon A.G. (Apparel & Accessories)       114,180      8,704,443
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                 403,840      5,783,961
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       17,800      8,536,134
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)          21,275      1,379,299
========================================================================
                                                              24,403,837
========================================================================

Greece-0.39%

Cosmote Mobile Communications, S.A. (Wireless
  Telecomunication Services)                      377,600      3,154,437
========================================================================

Hong Kong-1.56%

Cathay Pacific Airways Ltd. (Airlines)          3,648,000      5,121,658
------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)           2,682,000      4,504,760
------------------------------------------------------------------------
Li & Fung Ltd. (Distributors)                   3,090,000      3,070,448
========================================================================
                                                              12,696,866
========================================================================

India-1.30%

Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                               274,400      3,978,800
------------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       611,200      6,598,785
========================================================================
                                                              10,577,585
========================================================================

Ireland-5.53%

Anglo Irish Bank Corp. PLC (Banks)              4,112,100     27,473,557
------------------------------------------------------------------------
Irish Life & Permanent PLC (Life & Health
  Insurance)                                      405,000      4,810,428
------------------------------------------------------------------------
Kerry Group PLC-Class A (Packaged Foods &
  Meats)                                          328,200      4,255,566
------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            225,800      8,402,018
========================================================================
                                                              44,941,569
========================================================================

Israel-0.90%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                            209,460      7,278,735
========================================================================

Italy-2.65%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,395,600     16,714,515
------------------------------------------------------------------------
Saipem S.p.A (Oil & Gas Drilling)                 888,000      4,799,026
========================================================================
                                                              21,513,541
========================================================================

Japan-2.76%

C & S Co., Ltd. (Food Retail)                     377,500      5,535,516
------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)               42,000      1,663,129
------------------------------------------------------------------------
Hokuto Corp. (Agricultural Products)                   50            867
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Japan-(Continued)

Nidec Corp. (Electronic Equipment &
  Instruments)                                    112,000   $  6,803,396
------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        367,100      8,392,227
========================================================================
                                                              22,395,135
========================================================================

Mexico-3.20%

Alfa S.A.-Class A (Industrial Conglomerates)    1,970,100      3,235,530
------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           237,600      3,193,344
------------------------------------------------------------------------
Cemex S.A. de C.V.-ADR Wts., expiring
  12/21/04 (Construction Materials)(a)             16,212         28,750
------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         129,900      2,712,312
------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                            9,872,200      7,743,661
------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         102,100      3,114,050
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series C
  (General Merchandise Stores)                  2,792,100      5,981,702
========================================================================
                                                              26,009,349
========================================================================

Netherlands-0.64%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                             234,500      5,234,038
========================================================================

Norway-1.23%

Tandberg A.S.A. (Electronic Equipment &
  Instruments)                                    792,400      8,580,718
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)                        218,450      1,439,897
========================================================================
                                                              10,020,615
========================================================================

Philippines-0.35%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                    28,033,600      2,849,533
========================================================================

Russia-0.97%

AO VimpelCom-ADR (Wireless Telecommunication
  Services)(a)                                    278,290      7,847,778
========================================================================

South Korea-3.18%

Kookmin Bank (Banks)                              240,480      7,976,706
------------------------------------------------------------------------
LG Chem Ltd. (Commodity Chemicals)                158,000      4,698,693
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         31,200      8,794,118
------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.
  (Property & Casualty Insurance)(a)               72,600      4,389,216
========================================================================
                                                              25,858,733
========================================================================

Spain-6.96%

Amadeus Global Travel Distribution S.A.-Class
  A (Data Processing Services)                  1,268,200      6,251,216
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Spain-(Continued)

Corporacion Mapfre S.A. (Multi-line
  Insurance)                                      103,450   $    699,357
------------------------------------------------------------------------
Grupo Dragados, S.A. (Construction &
  Engineering)                                    890,300     12,874,609
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)                                    827,200     19,240,920
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 05/22/01-09/21/01; Cost
  $7,577,674)(b)                                  537,600     12,079,044
------------------------------------------------------------------------
NH Hoteles, S.A. (Hotels, Resorts & Cruise
  Lines)                                          651,100      5,445,677
========================================================================
                                                              56,590,823
========================================================================

Sweden-0.87%

Swedish Match A.B. (Tobacco)                      975,100      7,033,585
========================================================================

Switzerland-1.18%

Centerpulse A.G. (Health Care Equipment)(a)        17,290      2,797,583
------------------------------------------------------------------------
Geberit International A.G. (Building
  Products)                                        16,030      4,433,183
------------------------------------------------------------------------
Nobel Biocare Holding A.G. (Heath Care
  Equipment)(a)                                    42,200      2,345,555
========================================================================
                                                               9,576,321
========================================================================

Taiwan-1.39%

Compal Electronics Inc. (Computer Hardware)     3,998,400      4,447,788
------------------------------------------------------------------------
Quanta Computer Inc. (Computer Hardware)          464,700        944,131
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           4,390,351      5,883,323
========================================================================
                                                              11,275,242
========================================================================

United Kingdom-10.76%

Balfour Beatty PLC (Construction &
  Engineering)                                  1,749,100      4,256,838
------------------------------------------------------------------------
Bunzl PLC (Diversified Commercial Services)       967,800      6,891,902
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    298,775      1,433,233
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)               1,004,400      9,093,942
------------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              949,410      5,839,672
------------------------------------------------------------------------
ICAP PLC (Diversified Financial Services)         383,450      5,416,242
------------------------------------------------------------------------
Luminar PLC (Restaurants)                         144,375      1,556,309
------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       790,400     11,776,764
------------------------------------------------------------------------
MFI Furniture Group PLC (Home Furnishings)      2,360,700      4,840,098
------------------------------------------------------------------------
Northern Rock PLC (Banks)                         400,900      4,235,278
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            471,800      3,802,833
------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         494,375      2,940,236
------------------------------------------------------------------------
Travis Perkins PLC (Home Improvement Retail)      592,940     10,658,199
------------------------------------------------------------------------
Wetherspoon (J.D.) PLC (Restaurants)              805,900      3,613,665
------------------------------------------------------------------------
William Morrison Supermarkets PLC (Food
  Retail)                                       3,361,100     11,060,112
========================================================================
                                                              87,415,323
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $455,424,251)                          481,057,415
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-7.28%

STIC Liquid Assets Portfolio(c)                29,569,879   $ 29,569,879
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        29,569,879     29,569,879
========================================================================
    Total Money Market Funds (Cost
      $59,139,758)                                            59,139,758
========================================================================
TOTAL INVESTMENTS-98.77% (Cost $772,464,111)                 802,549,244
========================================================================
OTHER ASSETS LESS LIABILITIES-1.23%                           10,011,501
========================================================================
NET ASSETS-100.00%                                          $812,560,745
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 1.49% of the Fund's net assets. The Fund has no rights to demand registration of these securities. This security is considered to be liquid under procedures established by the Board of Directors.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $772,464,111)*                                 $802,549,244
-------------------------------------------------------------
Foreign currencies, at value (cost $18,987,286)    18,627,080
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,921,656
-------------------------------------------------------------
  Capital stock sold                                3,766,317
-------------------------------------------------------------
  Dividends                                           689,200
-------------------------------------------------------------
Investment for deferred compensation plan              50,565
-------------------------------------------------------------
Collateral for securities loaned                  131,795,303
-------------------------------------------------------------
Other assets                                           28,798
=============================================================
     Total assets                                 962,428,163
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            10,728,331
-------------------------------------------------------------
  Capital stock reacquired                          5,709,628
-------------------------------------------------------------
  Deferred compensation plan                           50,565
-------------------------------------------------------------
  Collateral upon return of securities loaned     131,795,303
-------------------------------------------------------------
Accrued distribution fees                             620,936
-------------------------------------------------------------
Accrued directors' fees                                 1,011
-------------------------------------------------------------
Accrued transfer agent fees                           606,013
-------------------------------------------------------------
Accrued operating expenses                            355,631
=============================================================
     Total liabilities                            149,867,418
=============================================================
Net assets applicable to shares outstanding      $812,560,745
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $405,360,232
_____________________________________________________________
=============================================================
Class B                                          $388,101,340
_____________________________________________________________
=============================================================
Class C                                          $ 19,099,173
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      36,841,543
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      37,252,207
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       1,832,376
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      11.00
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.00 divided by
       95.25%)                                   $      11.55
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      10.42
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      10.42
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $127,937,202 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $907,685)                                     $   6,458,587
-------------------------------------------------------------
Dividends from affiliated money market funds        1,037,108
-------------------------------------------------------------
Interest                                               36,672
-------------------------------------------------------------
Security lending income                               999,444
=============================================================
     Total investment income                        8,531,811
=============================================================

EXPENSES:

Advisory fees                                       9,453,521
-------------------------------------------------------------
Administrative services fees                          187,715
-------------------------------------------------------------
Custodian fees                                        903,679
-------------------------------------------------------------
Distribution fees -- Class A                        2,560,841
-------------------------------------------------------------
Distribution fees -- Class B                        5,161,757
-------------------------------------------------------------
Distribution fees -- Class C                          250,116
-------------------------------------------------------------
Transfer agent fees                                 4,875,322
-------------------------------------------------------------
Directors' fees                                        13,547
-------------------------------------------------------------
Other                                                 466,243
=============================================================
     Total expenses                                23,872,741
=============================================================
Less: Fees waived                                     (11,539)
-------------------------------------------------------------
    Expenses paid indirectly                          (17,932)
=============================================================
    Net expenses                                   23,843,270
=============================================================
Net investment income (loss)                      (15,311,459)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (155,395,196)
-------------------------------------------------------------
  Foreign currencies                                  (15,762)
=============================================================
                                                 (155,410,958)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            54,444,047
-------------------------------------------------------------
  Foreign currencies                                 (319,613)
=============================================================
                                                   54,124,434
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (101,286,524)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(116,597,983)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002             2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (15,311,459)  $   (16,760,009)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (155,410,958)     (142,598,297)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  54,124,434      (692,158,882)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (116,597,983)     (851,517,188)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (201,308,981)
----------------------------------------------------------------------------------------------
  Class B                                                                 --      (218,184,705)
----------------------------------------------------------------------------------------------
  Class C                                                                 --        (9,633,290)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (104,866,509)       64,597,208
----------------------------------------------------------------------------------------------
  Class B                                                       (135,727,235)       71,798,372
----------------------------------------------------------------------------------------------
  Class C                                                         (6,268,941)        6,642,905
==============================================================================================
    Net increase (decrease) in net assets                       (363,460,668)   (1,137,605,679)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,176,021,413     2,313,627,092
==============================================================================================
  End of year                                                 $  812,560,745   $ 1,176,021,413
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,081,990,195   $ 1,344,175,481
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (128,848)         (124,227)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (299,000,830)     (143,605,635)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             29,700,228       (24,424,206)
==============================================================================================
                                                              $  812,560,745   $ 1,176,021,413
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $11,539.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $187,715 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,802,926 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $2,560,841, $5,161,757 and $250,116, respectively.

  AIM Distributors retained commissions of $105,421 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $35,206, $436 and $3,047 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $7,616 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $17,008 and reductions in custodian fees of $924 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $17,932.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $127,937,202 were on loan to brokers. The loans were secured by cash collateral of $131,795,303 received by the Fund and invested in affiliated money market funds as follows:
$65,897,652 in STIC Liquid Assets Portfolio and $65,897,651 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $999,444 for securities lending.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $     --    $429,126,976
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   26,127,307
-------------------------------------------------------------
Temporary book/tax differences                       (128,848)
-------------------------------------------------------------
Capital loss carryforward                        (295,427,909)
-------------------------------------------------------------
Capital (par value and additional paid-in)      1,081,990,195
=============================================================
                                               $  812,560,745
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of ($384,904).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $138,223,796
-----------------------------------------------------------
October 31, 2010                                157,204,113
===========================================================
                                               $295,427,909
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $716,467,565 and $921,651,223, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 98,696,668
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (72,184,457)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 26,512,211
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $776,037,033.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications on October 31, 2002, paid in capital was decreased by $15,322,601, undistributed net investment income was increased by $15,306,838 and undistributed net realized gains was increased by $15,763. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      60,935,660*   $ 754,682,835*    39,018,701    $ 612,509,848
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,348,844       16,159,835      2,311,795       37,138,541
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,454,890       17,014,301      1,060,678       16,872,704
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     10,348,387      190,616,587
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     11,471,372      202,004,337
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        509,053        8,969,519
==========================================================================================================================
Reacquired:
  Class A                                                     (68,922,876)    (859,549,344)   (47,208,581)    (738,529,227)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,885,776)*   (151,887,070)*  (11,394,193)    (167,344,506)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,982,324)     (23,283,242)    (1,247,194)     (19,199,318)
==========================================================================================================================
                                                              (20,051,582)   $(246,862,685)     4,870,018    $ 143,038,485
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 281,263 shares of Class B shares in the amount of $3,136,806 to 265,149 shares of Class A shares in the amount of $3,136,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                                    ----------------------------------------------------------------------

                                                                            YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------------
                                                      2002           2001            2000            1999           1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  12.58       $  25.87       $    21.95       $  15.87       $  17.28
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.15)(a)      (0.13)           (0.28)(a)      (0.17)(a)      (0.10)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.43)         (8.42)            5.56           6.25          (1.31)
==========================================================================================================================
    Total from investment operations                   (1.58)         (8.55)            5.28           6.08          (1.41)
==========================================================================================================================
Less distributions from net realized gains                --          (4.74)           (1.36)            --             --
==========================================================================================================================
Net asset value, end of period                      $  11.00       $  12.58       $    25.87       $  21.95       $  15.87
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                       (12.56)%       (38.87)%          24.27%         38.31%         (8.16)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $405,360       $563,828       $1,103,740       $852,198       $937,587
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                 2.00%(c)       1.87%            1.65%          1.80%          1.75%
==========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.19)%(c)     (0.75)%          (0.96)%        (0.95)%        (0.55)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                   73%            87%              62%            60%            50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(C)  Ratios are based on average daily net assets of $512,168,129.


                                                                                  CLASS B
                                                    -------------------------------------------------------------------

                                                                          YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------
                                                      2002           2001         2000            1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.97       $  24.98    $    21.35       $  15.52       $  17.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.20)(a)      (0.21)        (0.42)(a)      (0.27)(a)      (0.19)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (1.35)         (8.06)         5.41           6.10          (1.29)
=======================================================================================================================
    Total from investment operations                   (1.55)         (8.27)         4.99           5.83          (1.48)
=======================================================================================================================
Less distributions from net realized gains                --          (4.74)        (1.36)            --             --
=======================================================================================================================
Net asset value, end of period                      $  10.42       $  11.97    $    24.98       $  21.35       $  15.52
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                       (12.95)%       (39.19)%       23.56%         37.56%         (8.71)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $388,101       $583,933    $1,158,979       $926,972       $947,293
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                 2.51%(c)       2.39%         2.19%          2.37%          2.32%
=======================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.70)%(c)     (1.27)%       (1.50)%        (1.52)%        (1.11)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                   73%            87%           62%            60%            50%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(C)  Ratios are based on average daily net assets of $516,175,698.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002          2001       2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.98       $ 24.99    $ 21.35       $ 15.52       $ 17.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.20)(a)     (0.21)     (0.42)(a)     (0.27)(a)     (0.19)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.36)        (8.06)      5.42          6.10         (1.29)
==========================================================================================================================
    Total from investment operations                            (1.56)        (8.27)      5.00          5.83         (1.48)
==========================================================================================================================
Less distributions from net realized gains                         --         (4.74)     (1.36)           --            --
==========================================================================================================================
Net asset value, end of period                                $ 10.42       $ 11.98    $ 24.99       $ 21.35       $ 15.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.02)%      (39.17)%    23.61%        37.56%        (8.71)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,099       $28,260    $50,908       $16,325       $13,186
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.51%(c)      2.39%      2.19%         2.37%         2.34%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.70)%(c)    (1.28)%    (1.50)%       (1.52)%       (1.13)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            73%           87%        62%           60%           50%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $25,011,592.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Growth Fund (one of the funds constituting AIM International Funds, Inc; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-38.21%

Aerospace & Defense-1.04%

Lockheed Martin Corp.                              50,000    $  2,895,000
-------------------------------------------------------------------------
United Technologies Corp.                          50,000       3,083,500
=========================================================================
                                                                5,978,500
=========================================================================

Application Software-0.92%

Electronic Arts Inc.(a)(b)                         26,000       1,693,120
-------------------------------------------------------------------------
Intuit Inc.(a)                                     70,000       3,634,400
=========================================================================
                                                                5,327,520
=========================================================================

Banks-1.63%

Bank of America Corp.                              70,000       4,886,000
-------------------------------------------------------------------------
Washington Mutual, Inc.                            40,000       1,430,400
-------------------------------------------------------------------------
Wells Fargo & Co.                                  61,000       3,078,670
=========================================================================
                                                                9,395,070
=========================================================================

Brewers-0.78%

Anheuser-Busch Cos., Inc.                          85,000       4,484,600
=========================================================================

Broadcasting & Cable TV-0.48%

Clear Channel Communications, Inc.(a)              75,000       2,778,750
=========================================================================

Computer Hardware-1.19%

Dell Computer Corp.(a)                            240,000       6,866,400
=========================================================================

Computer Storage & Peripherals-0.65%

Lexmark International, Inc.(a)                     63,000       3,743,460
=========================================================================

Consumer Finance-0.58%

MBNA Corp.                                        165,000       3,351,150
=========================================================================

Data Processing Services-0.72%

First Data Corp.                                   65,000       2,271,100
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                    60,000       1,874,400
=========================================================================
                                                                4,145,500
=========================================================================

Diversified Commercial Services-1.43%

Apollo Group, Inc.-Class A(a)                     103,000       4,274,500
-------------------------------------------------------------------------
H&R Block, Inc.                                    90,000       3,994,200
=========================================================================
                                                                8,268,700
=========================================================================

Diversified Financial Services-3.90%

Citigroup Inc.                                    181,000       6,687,950
-------------------------------------------------------------------------
Freddie Mac                                        80,000       4,926,400
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    43,000       3,078,800
-------------------------------------------------------------------------
Morgan Stanley                                     75,000       2,919,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Diversified Financial Services-(Continued)

SLM Corp.                                          47,500    $  4,880,150
=========================================================================
                                                               22,492,300
=========================================================================

General Merchandise Stores-1.24%

Wal-Mart Stores, Inc.                             133,000       7,122,150
=========================================================================

Health Care Equipment-1.41%

Boston Scientific Corp.(a)                         75,000       2,822,250
-------------------------------------------------------------------------
Medtronic, Inc.                                    55,000       2,464,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          79,000       2,813,190
=========================================================================
                                                                8,099,440
=========================================================================

Health Care Facilities-1.42%

HCA Inc.                                           95,000       4,131,550
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         140,500       4,039,375
=========================================================================
                                                                8,170,925
=========================================================================

Home Improvement Retail-0.65%

Lowe's Cos., Inc.                                  90,000       3,755,700
=========================================================================

Hotels, Resorts & Cruise Lines-0.45%

Carnival Corp.                                    100,000       2,612,000
=========================================================================

Household Products-2.10%

Clorox Co. (The)                                  102,000       4,582,860
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         85,000       7,518,250
=========================================================================
                                                               12,101,110
=========================================================================

Housewares & Specialties-0.52%

Fortune Brands, Inc.                               60,000       3,003,600
=========================================================================

Industrial Conglomerates-0.84%

3M Co.                                             38,000       4,823,720
=========================================================================

Integrated Oil & Gas-0.73%

Exxon Mobil Corp.                                 125,000       4,207,500
=========================================================================

Integrated Telecommunication Services-0.79%

AT&T Corp.                                        350,000       4,564,000
=========================================================================

Internet Retail-0.66%

eBay Inc.(a)                                       60,000       3,795,600
=========================================================================

Managed Health Care-1.33%

Anthem, Inc.(a)                                    57,000       3,591,000
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            45,000       4,092,750
=========================================================================
                                                                7,683,750
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Movies & Entertainment-0.36%

Viacom Inc.-Class B(a)                             47,000    $  2,096,670
=========================================================================

Networking Equipment-0.25%

Cisco Systems, Inc.(a)                            130,000       1,453,400
=========================================================================

Office Services & Supplies-0.27%

Avery Dennison Corp.                               25,000       1,556,000
=========================================================================

Oil & Gas Drilling-0.54%

ENSCO International Inc.                          115,000       3,109,600
=========================================================================

Pharmaceuticals-5.20%

Forest Laboratories, Inc.(a)                       44,500       4,360,555
-------------------------------------------------------------------------
Johnson & Johnson                                 115,000       6,756,250
-------------------------------------------------------------------------
Pfizer Inc.                                       145,000       4,606,650
-------------------------------------------------------------------------
Pharmacia Corp.                                   230,000       9,890,000
-------------------------------------------------------------------------
Wyeth                                             130,000       4,355,000
=========================================================================
                                                               29,968,455
=========================================================================

Publishing-0.58%

Tribune Co.                                        70,000       3,363,500
=========================================================================

Restaurants-0.41%

Starbucks Corp.(a)                                100,000       2,375,000
=========================================================================

Semiconductor Equipment-0.74%

Applied Materials, Inc.(a)                        285,000       4,283,550
=========================================================================

Semiconductors-1.38%

Analog Devices, Inc.(a)                            85,000       2,278,000
-------------------------------------------------------------------------
Linear Technology Corp.                            56,000       1,547,840
-------------------------------------------------------------------------
Microchip Technology Inc.                         170,000       4,148,000
=========================================================================
                                                                7,973,840
=========================================================================

Specialty Stores-0.71%

Bed Bath & Beyond Inc.(a)                          55,000       1,950,300
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                           90,000       2,157,300
=========================================================================
                                                                4,107,600
=========================================================================

Systems Software-2.31%

Microsoft Corp.(a)                                119,000       6,362,930
-------------------------------------------------------------------------
Oracle Corp.(a)                                   320,000       3,260,800
-------------------------------------------------------------------------
Symantec Corp.(a)                                  93,000       3,720,000
=========================================================================
                                                               13,343,730
=========================================================================
    Total Domestic Common Stocks (Cost
      $217,475,458)                                           220,402,790
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-57.24%

Australia-0.69%

BHP Billiton Ltd. (Diversified Metals &
  Mining)                                         702,000       3,774,981
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Australia-(Continued)

BHP Steel Ltd. (Steel)(a)                         112,800    $    186,543
=========================================================================
                                                                3,961,524
=========================================================================

Bermuda-0.67%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    110,000       3,846,700
=========================================================================

Canada-1.48%

EnCana Corp. (Oil & Gas Exploration &
  Production)                                      65,000       1,896,059
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       51,600       1,112,078
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                73,000       2,027,283
-------------------------------------------------------------------------
Royal Bank of Canada (Banks)                       48,000       1,676,195
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        124,000       1,802,580
=========================================================================
                                                                8,514,195
=========================================================================

Cayman Islands-0.82%

Noble Corp. (Oil & Gas Drilling)(a)               147,000       4,751,040
=========================================================================

France-8.49%

Accor S.A. (Hotels, Resorts & Cruise Lines)       101,600       3,605,208
-------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                     77,300       4,625,123
-------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          184,600       7,356,207
-------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      174,775       2,857,844
-------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   21,500       1,600,309
-------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                   46,750       1,982,342
-------------------------------------------------------------------------
Publicis Groupe (Advertising)                      90,600       2,062,545
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)         37,200       1,748,977
-------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)           96,800       5,916,430
-------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)             50,600         932,061
-------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)         77,859      10,719,719
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            99,750       5,568,516
=========================================================================
                                                               48,975,281
=========================================================================

Germany-4.38%

Altana A.G. (Pharmaceuticals)                     310,055      14,829,043
-------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  108,387       3,867,496
-------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               13,980       1,785,855
-------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        9,930       4,762,012
=========================================================================
                                                               25,244,406
=========================================================================

Hong Kong-1.12%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                       440,000       2,919,474
-------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                  748,000       1,836,589
-------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               17,600           3,159
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Hong Kong-(Continued)

Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                    277,000    $  1,726,067
=========================================================================
                                                                6,485,289
=========================================================================

India-0.66%

Infosys Technologies Ltd.-ADR (IT Consulting
  & Services)                                      53,500       3,827,925
=========================================================================

Ireland-1.86%

Bank of Ireland (Banks)                           969,200      10,744,319
=========================================================================

Israel-2.34%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               174,100      13,480,563
=========================================================================

Italy-4.37%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                1,229,800      10,164,088
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)                 604,200       8,384,481
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              1,767,500       6,647,992
=========================================================================
                                                               25,196,561
=========================================================================

Japan-9.77%

Canon Inc. (Office Electronics)                   169,000       6,236,773
-------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $6,226,462)(d)          311,000       6,043,272
-------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                         44,000       3,103,854
-------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  147,900       5,301,119
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    102,000       7,003,756
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     30,300       5,017,015
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           191,100       5,039,623
-------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              328,000       5,864,794
-------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              268,000       3,238,406
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     250,200       6,087,492
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        150,100       3,431,417
=========================================================================
                                                               56,367,521
=========================================================================

Mexico-0.87%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)          69,800       2,128,900
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  1,350,600       2,893,496
=========================================================================
                                                                5,022,396
=========================================================================

Netherlands-1.39%

TPG N.V. (Air Freight & Logistics)                154,900       2,508,315
-------------------------------------------------------------------------
VNU N.V. (Publishing)                              96,100       2,578,697
-------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      168,100       2,946,685
=========================================================================
                                                                8,033,697
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Portugal-0.56%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                     539,500    $  3,257,382
=========================================================================

South Korea-1.80%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                         36,800      10,372,549
=========================================================================

Spain-3.47%

Altadis, S.A. (Tobacco)(a)                        116,900       2,470,358
-------------------------------------------------------------------------
Banco Popular Espanol S.A. (Banks)                237,000      10,143,352
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 08/28/01-11/16/01; Cost
  $5,502,368)(d)                                  329,700       7,407,851
=========================================================================
                                                               20,021,561
=========================================================================

Sweden-0.83%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      208,000       1,807,233
-------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                        96,600       2,956,098
=========================================================================
                                                                4,763,331
=========================================================================

Switzerland-2.34%

Adecco S.A. (Employment Services)                  57,875       2,272,529
-------------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)(a)             136,000       5,578,720
-------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               14,300       3,064,078
-------------------------------------------------------------------------
UBS A.G. (Banks)                                   54,800       2,609,965
=========================================================================
                                                               13,525,292
=========================================================================

United Kingdom-9.33%

BP PLC (Integrated Oil & Gas)                     221,500       1,421,346
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    1,312,900       3,739,772
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)              256,400       4,012,916
-------------------------------------------------------------------------
Next PLC (Department Stores)                      315,500       4,394,723
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)        661,000      12,000,561
-------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     1,051,200       3,566,059
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)          460,200      10,832,696
-------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                      540,400       3,474,041
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            191,900       1,546,765
-------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)         239,050       1,421,721
-------------------------------------------------------------------------
Tesco PLC (Food Retail)                           372,600       1,156,107
-------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)          636,400       6,289,910
=========================================================================
                                                               53,856,617
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $318,749,548)                           330,248,149
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

MONEY MARKET FUNDS-3.95%

STIC Liquid Assets Portfolio(e)                11,400,497    $ 11,400,497
-------------------------------------------------------------------------
STIC Prime Portfolio(e)                        11,400,497      11,400,497
=========================================================================
    Total Money Market Funds (Cost
      $22,800,994)                                             22,800,994
=========================================================================
TOTAL INVESTMENTS-99.40% (Cost $559,026,000)                  573,451,933
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.60%                             3,469,024
=========================================================================
NET ASSETS-100.00%                                           $576,920,957
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 10.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $13,451,123, which represented 2.33% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $559,026,000)*                                 $573,451,933
-------------------------------------------------------------
Foreign currencies, at value (cost $3,098,013)      3,105,443
-------------------------------------------------------------
Receivables for:
  Investments sold                                 17,617,862
-------------------------------------------------------------
  Capital stock sold                                  940,397
-------------------------------------------------------------
  Dividends and interest                            1,129,072
-------------------------------------------------------------
Investment for deferred compensation plan              36,501
-------------------------------------------------------------
Collateral for securities loaned                   38,464,554
-------------------------------------------------------------
Other assets                                          102,474
=============================================================
     Total assets                                 634,848,236
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             7,742,892
-------------------------------------------------------------
  Capital stock reacquired                         10,557,884
-------------------------------------------------------------
  Options written (premiums received $65,671)          57,850
-------------------------------------------------------------
  Deferred compensation plan                           36,501
-------------------------------------------------------------
  Collateral upon return of securities loaned      38,464,554
-------------------------------------------------------------
Accrued distribution fees                             426,545
-------------------------------------------------------------
Accrued directors' fees                                   979
-------------------------------------------------------------
Accrued transfer agent fees                           427,603
-------------------------------------------------------------
Accrued operating expenses                            212,471
=============================================================
     Total liabilities                             57,927,279
=============================================================
Net assets applicable to shares outstanding      $576,920,957
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $335,953,528
_____________________________________________________________
=============================================================
Class B                                          $206,189,372
_____________________________________________________________
=============================================================
Class C                                          $ 34,778,057
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      26,544,917
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      17,048,751
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       2,874,119
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      12.66
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.66 divided by
       95.25%)                                   $      13.29
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      12.09
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      12.10
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $37,419,536 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $619,210)                                     $   8,070,550
-------------------------------------------------------------
Dividends from affiliated money market funds          617,717
-------------------------------------------------------------
Interest                                               11,171
-------------------------------------------------------------
Security lending income                               449,339
=============================================================
    Total investment income                         9,148,777
=============================================================

EXPENSES:

Advisory fees                                       6,492,122
-------------------------------------------------------------
Administrative services fees                          150,314
-------------------------------------------------------------
Custodian fees                                        460,374
-------------------------------------------------------------
Distribution fees -- Class A                        2,088,534
-------------------------------------------------------------
Distribution fees -- Class B                        2,992,948
-------------------------------------------------------------
Distribution fees -- Class C                          467,775
-------------------------------------------------------------
Transfer agent fees                                 3,524,932
-------------------------------------------------------------
Directors' fees                                        11,697
-------------------------------------------------------------
Other                                                 441,738
=============================================================
    Total expenses                                 16,630,434
=============================================================
Less: Fees waived                                      (6,729)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,283)
=============================================================
    Net expenses                                   16,611,422
=============================================================
Net investment income (loss)                       (7,462,645)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (101,060,685)
-------------------------------------------------------------
  Foreign currencies                                  (63,720)
-------------------------------------------------------------
  Option contracts written                            470,973
=============================================================
                                                 (100,653,432)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            18,614,141
-------------------------------------------------------------
  Foreign currencies                                  118,501
-------------------------------------------------------------
  Option contracts written                              7,821
=============================================================
                                                   18,740,463
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (81,912,969)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (89,375,614)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,462,645)   $  (11,009,991)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (100,653,432)     (339,476,149)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     18,740,463      (334,408,214)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (89,375,614)     (684,894,354)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --        (1,427,057)
----------------------------------------------------------------------------------------------
  Class B                                                                 --        (1,483,758)
----------------------------------------------------------------------------------------------
  Class C                                                                 --          (173,903)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (52,935,575)      (30,347,996)
----------------------------------------------------------------------------------------------
  Class B                                                       (129,582,901)     (115,804,932)
----------------------------------------------------------------------------------------------
  Class C                                                        (11,592,089)        2,328,723
==============================================================================================
    Net increase (decrease) in net assets                       (283,486,179)     (831,803,277)
==============================================================================================

NET ASSETS:

  Beginning of year                                              860,407,136     1,692,210,413
==============================================================================================
  End of year                                                 $  576,920,957    $  860,407,136
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,007,605,272    $1,209,235,279
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (68,156)          (61,233)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, future contracts and
    option contracts                                            (445,077,218)     (344,487,506)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           14,461,059        (4,279,404)
==============================================================================================
                                                              $  576,920,957    $  860,407,136
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

J. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $6,729.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $150,314 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,956,652 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $2,088,534, $2,992,948 and $467,775, respectively.

  AIM Distributors retained commissions of $68,451 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $33,037, $489 and $6,784 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $6,862 or services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,221 and reductions in custodian fees of $62 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,283.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $37,419,536 were on loan to brokers. The loans were secured by cash collateral of $38,464,554 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $449,339 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $       --    $3,084,718
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $    9,896,647
-------------------------------------------------------------
Temporary book/tax differences                        (68,156)
-------------------------------------------------------------
Capital loss carryforward                        (440,512,806)
-------------------------------------------------------------
Capital (par value and additional paid-in)      1,007,605,272
=============================================================
                                               $  576,920,957
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and options contracts written of $35,125.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $339,470,549
-----------------------------------------------------------
October 31, 2010                                101,042,257
===========================================================
                                               $440,512,806
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $710,555,601 and $894,076,589, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 47,807,191
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (37,945,669)
=============================================================
Net unrealized appreciation of investment
  securities                                     $  9,861,522
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $563,590,411.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications on October 31, 2002, undistributed net investment income was increased by $7,455,722, undistributed net realized gains increased by $63,720 and paid in capital decreased by $7,519,442. This reclassification had no effect on net assets of the Fund.

NOTE 10--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                         8,708       1,455,067
-------------------------------------------------------------------------------------
Closed                                                         (6,578)       (999,633)
-------------------------------------------------------------------------------------
Exercised                                                      (1,370)       (341,264)
-------------------------------------------------------------------------------------
Expired                                                          (500)        (48,499)
=====================================================================================
End of year                                                       260      $   65,671
_____________________________________________________________________________________
=====================================================================================


Open call option contracts written at October 31, 2002 were as follows:

                                                                                                   OCTOBER 31,
                                                    CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2002         UNREALIZED
ISSUE                                                MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    APPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
Electronic Arts Inc.                                 Dec-02      $70         260       $65,671       $57,850          $7,821
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 11--CAPITAL STOCK


Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,562,699*   $ 523,940,292*    22,586,351    $ 407,568,683
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,053,636       14,789,675      2,605,609       48,789,699
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,832,747       23,276,761      2,107,158       38,028,226
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --         62,001        1,403,687
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         68,397        1,494,466
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --          9,643          210,693
==========================================================================================================================
Reacquired:
  Class A                                                     (40,176,531)    (576,875,867)   (24,582,846)    (439,320,366)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,371,814)*   (144,372,576)*   (9,939,010)    (166,089,097)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,644,180)     (34,868,850)    (2,134,027)     (35,910,196)
==========================================================================================================================
                                                              (13,743,443)   $(194,110,565)    (9,216,724)   $(143,824,205)
__________________________________________________________________________________________________________________________
==========================================================================================================================


* Includes automatic conversion of 2,576,415 shares of Class B shares in the amount of $36,815,557 to 2,493,588 shares of Class A shares in the amount of $36,815,557.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.58       $  24.83    $  23.43       $  17.91       $  16.65
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)(a)      (0.13)      (0.03)(a)      (0.10)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.81)        (10.08)       2.77           6.12           1.74
===============================================================================================================================
    Total from investment operations                             (1.92)        (10.21)       2.74           6.02           1.69
===============================================================================================================================
Less distributions from net realized gains                          --          (0.04)      (1.34)         (0.50)         (0.43)
===============================================================================================================================
Net asset value, end of period                                $  12.66       $  14.58    $  24.83       $  23.43       $  17.91
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (13.17)%       (41.17)%     11.52%         34.43%         10.43%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $335,954       $439,612    $796,992       $388,549       $219,050
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.95%(c)       1.68%       1.62%          1.67%          1.70%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.95%(c)       1.79%       1.63%          1.67%          1.70%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.75)%(c)     (0.66)%     (0.10)%        (0.57)%        (0.27)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             98%           134%        110%            93%            97%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $417,706,798.


                                                                                           CLASS B
                                                              -----------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.00       $  23.98    $  22.78       $  17.52       $  16.39
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)      (0.24)      (0.17)(a)      (0.23)(a)      (0.15)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.74)         (9.70)       2.71           5.99           1.71
===============================================================================================================================
    Total from investment operations                             (1.91)         (9.94)       2.54           5.76           1.56
===============================================================================================================================
Less distributions from net realized gains                          --          (0.04)      (1.34)         (0.50)         (0.43)
===============================================================================================================================
Net asset value, end of period                                $  12.09       $  14.00    $  23.98       $  22.78       $  17.52
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (13.64)%       (41.50)%     10.95%         33.69%          9.78%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $206,189       $369,171    $806,409       $425,345       $282,456
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.45%(c)       2.19%       2.16%          2.23%          2.26%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.45%(c)       2.30%       2.17%          2.23%          2.26%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.25)%(c)     (1.16)%     (0.64)%        (1.13)%        (0.83)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             98%           134%        110%            93%            97%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $299,294,766.


                                                                                        CLASS C
                                                              ------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2002          2001       2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.01       $ 23.98    $ 22.79       $ 17.52       $ 16.39
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.22)     (0.17)(a)     (0.23)(a)     (0.15)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.74)        (9.71)      2.70          6.00          1.71
==========================================================================================================================
    Total from investment operations                            (1.91)        (9.93)      2.53          5.77          1.56
==========================================================================================================================
Less distributions from net realized gains                         --         (0.04)     (1.34)        (0.50)        (0.43)
==========================================================================================================================
Net asset value, end of period                                $ 12.10       $ 14.01    $ 23.98       $ 22.79       $ 17.52
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (13.63)%      (41.46)%    10.90%        33.69%         9.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $34,778       $51,624    $88,810       $31,356       $11,765
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.19%      2.16%         2.23%         2.26%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.45%(c)      2.30%      2.17%         2.23%         2.26%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.25)%(c)    (1.16)%    (0.64)%       (1.13)%       (0.83)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            98%          134%       110%           93%           97%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $46,777,551.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM Global Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Income Fund (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-56.65%

Aerospace & Defense-0.72%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06                       $  400,000   $    454,672
------------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07              425,000        461,907
========================================================================
                                                                 916,579
========================================================================

Apparel Retail-0.21%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                250,000        252,500
------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                         15,000         15,075
========================================================================
                                                                 267,575
========================================================================

Automobile Manufacturers-0.75%

General Motors Corp., Unsec. Putable Deb.,
  8.80%, 03/01/21                               1,000,000        961,630
========================================================================

Banks-6.19%

Bank One Corp., Sr. Unsec. Unsub. Notes,
  7.63%, 08/01/05                                 500,000        564,815
------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                               1,000,000      1,148,250
------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05      600,000        648,570
------------------------------------------------------------------------
Citicorp, Jr. Unsec. Sub. Notes, 6.38%,
  01/15/06                                        375,000        405,225
------------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $212,194)(a)                                    200,000        187,056
------------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        200,000        197,898
------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05          400,000        412,596
------------------------------------------------------------------------
Santander Finance Issuances (Cayman Islands),
  Unsec. Gtd. Sub. Yankee Notes, 7.00%,
  04/01/06                                        200,000        207,772
------------------------------------------------------------------------
St. Paul Bancorp. Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                          200,000        210,072
------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       700,000        783,937
------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                               1,500,000      1,635,690
------------------------------------------------------------------------
  7.50%, 04/15/05                               1,000,000      1,177,650
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          300,000        351,354
========================================================================
                                                               7,930,885
========================================================================

Brewers-0.36%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 425,000        464,019
========================================================================

Broadcasting & Cable TV-6.75%

ABC Family Worldwide Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(b)                      135,732        143,027
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                   $  700,000   $    232,750
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Yankee Notes, 7.30%,
  10/15/06                                        700,000        727,741
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                                570,000        255,075
------------------------------------------------------------------------
  11.13%, 01/15/11                                290,000        129,775
------------------------------------------------------------------------
Cox Communications, Inc., Sr. Unsec. Notes,
  2.47%, 11/07/02                                 500,000        501,255
------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.88%, 02/15/18                               1,000,000        775,000
------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                               1,295,000      1,055,425
------------------------------------------------------------------------
  7.88%, 12/15/07                               1,750,000      1,452,500
------------------------------------------------------------------------
Knology, Inc., Sr. Unsub. Disc. Notes,
  11.88%, 10/15/07                                520,000        150,800
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                          650,000        646,750
------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10            300,000        247,533
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 250,000        247,482
------------------------------------------------------------------------
  8.75%, 08/01/15                                 750,000        704,062
------------------------------------------------------------------------
Time Warner Inc.,
  Unsec. Deb., 9.15%, 02/01/23                    400,000        407,000
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   100,000        102,250
------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                          835,000        866,312
========================================================================
                                                               8,644,737
========================================================================

Casinos & Gambling-0.68%

Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
  8.75%, 04/15/12                                 290,000        294,350
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                370,000        381,100
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          200,000        201,500
========================================================================
                                                                 876,950
========================================================================

Computer Hardware-0.52%

IBM Corp., Deb., 8.38%, 11/01/19                  550,000        672,309
========================================================================

Construction Materials-0.30%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         400,000        388,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

Consumer Finance-3.27%

CitiFinancial Credit Co.,
  Notes, 6.63%, 06/01/15                       $  100,000   $    109,251
------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                    50,000         55,334
------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/05         1,500,000      1,719,165
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                          400,000        373,740
------------------------------------------------------------------------
  Unsec. Notes,
  2.01%, 03/17/03                                 125,000        124,390
------------------------------------------------------------------------
  6.88%, 02/01/06                                 400,000        372,044
------------------------------------------------------------------------
  7.38%, 10/28/09                                 200,000        182,606
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05              200,000        196,278
------------------------------------------------------------------------
  Notes, 6.85%, 06/17/04                          375,000        383,122
------------------------------------------------------------------------
  Unsec. Unsub. Notes,
  6.13%, 02/01/07                                 250,000        241,815
------------------------------------------------------------------------
  7.63%, 06/15/04                                 200,000        206,272
------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                                 250,000        223,400
========================================================================
                                                               4,187,417
========================================================================

Distillers & Vintners-0.23%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 250,000        291,897
========================================================================

Diversified Chemicals-0.11%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         160,000        144,800
========================================================================

Diversified Financial Services-4.80%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 250,000        262,307
------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        500,000        729,835
------------------------------------------------------------------------
Bombardier Capital Inc., Notes, 7.50%,
  08/15/04 (Acquired 06/19/02; Cost
  $106,465)(a)                                    100,000         93,398
------------------------------------------------------------------------
CIT Group Inc., Sr. Notes, 7.13%, 10/15/04        150,000        153,532
------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 275,000        287,229
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Notes, 6.63%,
  06/15/32                                        900,000        916,893
------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 05/09/01-05/01/02; Cost
  $949,738)(a)                                    900,000        986,895
------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes,
  5.00%, 06/15/07                                 200,000        209,726
------------------------------------------------------------------------
  6.80%, 11/01/05                                 100,000        111,217
------------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $421,776)(a)           400,000        429,924
------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $199,890)(a)                               200,000        208,508
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Diversified Financial Services-(Continued)

Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.94%,
  02/10/28 (d)                                 $1,100,000   $    155,639
------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        150,000        180,577
------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                          500,000        560,575
------------------------------------------------------------------------
Swiss Bank Corp., Sub. Notes, 7.38%, 06/15/17     350,000        412,839
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          300,000        339,414
------------------------------------------------------------------------
Wells Fargo Financial, Inc., Notes, 6.13%,
  02/15/06                                        100,000        109,170
========================================================================
                                                               6,147,678
========================================================================

Diversified Metals & Mining-0.21%

Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                 250,000        269,208
========================================================================

Electric Utilities-6.51%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  8.75%, 12/15/02                               1,350,000      1,208,251
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        390,000        128,700
------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           500,000        517,995
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 570,000        424,650
------------------------------------------------------------------------
Cogentrix Energy, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 10/15/08                     600,000        180,000
------------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32         270,000        251,980
------------------------------------------------------------------------
El Paso Electric Co.,
  Series D, Sr. Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                 760,000        751,891
------------------------------------------------------------------------
  Series E, Sr. Sec. First Mortgage Bonds,
  9.40%, 05/01/11                               1,000,000      1,025,570
------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21(e)                              525,000        731,005
------------------------------------------------------------------------
Kincaid Generation LLC, Sr. Sec. Bonds,
  7.33%, 06/15/20 (Acquired 04/30/98; Cost
  $471,519)(a)                                    470,357        456,533
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                280,000         71,400
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10 (b)       1,750,000      1,862,263
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            120,000        128,623
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                                 620,000        609,807
========================================================================
                                                               8,348,668
========================================================================

Employment Services-0.06%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         200,000         79,000
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

Environmental Services-0.26%

Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                              $  350,000   $    337,750
========================================================================

Forest Products-0.12%

Louisiana-Pacific Corp., Sr. Unsec. Notes,
  8.50%, 08/15/05                                 155,000        157,325
========================================================================

Gas Utilities-1.68%

El Paso Corp., Sr. Medium Term Notes, 8.05%,
  10/15/30                                        250,000        148,438
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 650,000        541,938
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Unsec.
  Yankee Deb., 8.63%, 05/15/12                  1,200,000      1,464,468
========================================================================
                                                               2,154,844
========================================================================

Health Care Facilities-0.38%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Notes, 10.38%, 02/15/09                    450,000        481,500
========================================================================

Homebuilding-0.60%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    500,000        527,500
------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                          285,000        235,125
========================================================================
                                                                 762,625
========================================================================

Industrial Machinery-0.16%

Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $199,898)(a)                     200,000        207,060
========================================================================

Integrated Oil & Gas-3.15%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                               1,000,000      1,006,030
------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes,
  7.13%, 11/15/06                                 600,000        668,076
------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                   250,000        275,448
------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/04               950,000      1,213,549
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.38%, 11/15/08               750,000        868,965
========================================================================
                                                               4,032,068
========================================================================

Integrated Telecommunication Services-0.95%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    200,000        213,990
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Notes, 6.00%, 01/15/07          300,000        243,375
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes, 6.13%,
    11/15/08                                      400,000        313,000
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              120,000         90,450
------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19               200,000        140,750
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Integrated Telecommunication Services-(Continued)

Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                       $  200,000   $    212,270
========================================================================
                                                               1,213,835
========================================================================

Life & Health Insurance-0.13%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                        150,000        171,480
========================================================================

Multi-Line Insurance-0.26%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $313,425)(a)                                    300,000        326,637
========================================================================

Oil & Gas Drilling-1.28%

Northern Natural Gas, Notes, 5.38%, 10/31/12
  (Acquired 10/09/02; Cost $234,669)(a)           235,000        228,975
------------------------------------------------------------------------
Transocean Inc., Unsec. Notes, 6.95%,
  04/15/08                                      1,270,000      1,417,218
========================================================================
                                                               1,646,193
========================================================================

Oil & Gas Equipment & Services-1.21%

National-Oilwell, Inc.-Series B, Sr. Unsec.
  Notes, 6.50%, 03/15/11                        1,000,000      1,036,240
------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000        518,790
========================================================================
                                                               1,555,030
========================================================================

Oil & Gas Exploration & Production-7.68%

Amerada Hess Corp., Unsec. Notes, 5.30%,
  08/15/04                                        100,000        104,732
------------------------------------------------------------------------
Anadarko Petroleum Corp.,
  Unsec. Notes,
  6.75%, 05/15/08                                 300,000        342,432
------------------------------------------------------------------------
  Unsec. Putable Deb.,
  7.73%, 09/15/26                               1,200,000      1,373,292
------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Canada),
  Unsec. Yankee Notes, 6.70%, 07/15/11            275,000        307,687
------------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $627,453)(a)            625,000        645,531
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          310,000        317,750
------------------------------------------------------------------------
Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                550,000        495,688
------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        150,000        173,337
------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           500,000        579,670
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          550,000        592,312
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        2,200,000      2,310,000
------------------------------------------------------------------------
Nexen, Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                          655,000        604,709
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Oil & Gas Exploration & Production-(Continued)

Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                     $1,750,000   $  1,573,670
------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                         395,000        428,575
========================================================================
                                                               9,849,385
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.20%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Putable Yankee Bonds,
  9.38%, 12/02/08                                 480,000        526,200
------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                          900,000      1,006,902
========================================================================
                                                               1,533,102
========================================================================

Packaged Foods & Meats-0.11%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                 160,000        146,000
========================================================================

Paper Products-0.18%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08               220,000        229,900
========================================================================

Pharmaceuticals-0.24%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        275,000        307,211
========================================================================

Property & Casualty Insurance-0.30%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $354,457)(a)                                    355,000        381,014
========================================================================

Publishing-2.15%

News America Holdings,
  Putable Notes, 8.45%, 08/01/06                1,200,000      1,300,428
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                  600,000        681,948
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Deb., 7.43%,
    10/01/06                                      500,000        521,730
------------------------------------------------------------------------
News America Inc., Sr. Putable Deb., 6.75%,
  01/09/10                                        250,000        247,978
========================================================================
                                                               2,752,084
========================================================================

Railroads-0.59%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                        350,000        383,985
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               375,000        376,875
========================================================================
                                                                 760,860
========================================================================

Real Estate Investment Trusts-1.45%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18               100,000        110,844
------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              150,000        157,947
------------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/15/04                   200,000        207,798
------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 300,000        313,914
------------------------------------------------------------------------
Host Marriott L.P.,
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                        225,000        219,375
------------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
    01/15/07                                      375,000        375,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
Real Estate Investment Trusts-(Continued)

iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                              $  190,000   $    190,950
------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                 250,000        279,343
========================================================================
                                                               1,855,171
========================================================================

Sovereign Debt-0.56%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          200,000        207,258
------------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          500,000        507,781
========================================================================
                                                                 715,039
========================================================================

Specialty Chemicals-0.03%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                  90,000         35,550
========================================================================

Specialty Stores-0.31%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                                380,000        400,900
========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $74,062,527)                                72,603,915
========================================================================

                                               PRINCIPAL
                                               AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-27.87%

Canada-9.15%

Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                       CAD       750,000        492,157
------------------------------------------------------------------------
Canadian Government (Sovereign Debt),
  Bonds,
  5.75%, 06/01/29                       CAD       300,000        197,741
------------------------------------------------------------------------
  6.00%, 06/01/08                       CAD     9,520,000      6,596,851
------------------------------------------------------------------------
  6.63%, 10/03/07                       NZD     5,375,000      2,659,091
------------------------------------------------------------------------
  Gtd. Bonds,
  7.00%, 12/01/06                       CAD       300,000        214,388
------------------------------------------------------------------------
  7.25%, 06/01/07                       CAD       900,000        652,626
------------------------------------------------------------------------
  9.00%, 03/01/11                       CAD       500,000        409,781
------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                       CAD       300,000        164,142
------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V,
  Unsec. Deb., 6.45%, 12/18/06            CAD     500,000        338,598
========================================================================
                                                              11,725,375
========================================================================

Germany-8.12%

Bundesrepublik Deutschland (Sovereign
  Debt)-Series 2002, Bonds, 5.00%,
  07/04/12  EUR                                 6,250,000      6,429,091
------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks),
  Sr. Unsec. Unsub. Gtd. Notes,
  3.50%, 11/15/05                       EUR     1,400,000      1,388,006
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                               AMOUNT(F)       VALUE
------------------------------------------------------------------------
Germany-(Continued)

  Sr. Unsec. Unsub. Notes, 5.25%, 07/04/12EUR   2,500,000   $  2,587,288
========================================================================
                                                              10,404,385
========================================================================

Greece-2.01%

Hellenic Republic (Sovereign Debt), Bonds,
  6.00%, 05/19/10                       EUR     2,400,000      2,580,131
========================================================================

Netherlands-0.74%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09  EUR                     290,000        283,006
------------------------------------------------------------------------
Vodafone Finance B.V. (Wireless
  Telecommunication Services), Unsec. Unsub.
  Gtd. Euro Bonds, 4.75%, 05/27/09        EUR     690,000        662,501
========================================================================
                                                                 945,507
========================================================================

United States of America-3.14%

Federal National Mortgage Association
  (Sovereign Debt)-Series E, Sr. Unsub.
  Medium Term Notes, 6.38%, 08/15/07      AUD   3,785,000      2,184,799
------------------------------------------------------------------------
KFW International Finance (Sovereign Debt),
  Unsec. Gtd. Unsub. Medium Term Euro Notes,
  7.25%, 07/16/07                       AUD     3,100,000      1,845,165
========================================================================
                                                               4,029,964
========================================================================

United Kingdom-4.71%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Bonds, 7.75%, 07/09/09           GBP     450,000        706,086
------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities),
  Gtd. Euro Bonds, 8.63%, 06/30/22        GBP     437,150        729,178
------------------------------------------------------------------------
United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07           GBP   2,600,000      4,606,756
========================================================================
                                                               6,042,020
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $34,748,589)                                35,727,382
========================================================================

                                                 SHARES
WARRANTS & OTHER EQUITY INTERESTS-0.62%

Broadcasting & Cable TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(a)(g)(h)               700              0
========================================================================

Marine Ports & Services-0.00%

First Wave Marine, Inc.(h)(i)                         478          4,661
========================================================================

Railroads-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost $0)(a)(g)                  375          4,594
========================================================================

Real Estate Investment Trusts-0.62%

First Republic Capital Corp.-Series A-Pfd.
  (Acquired 05/26/99; Cost $750,000)(a)               750        787,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Wireless Telecommunication Services-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(g)                            535   $          5
========================================================================
    Total Warrants & Other Equity Interests
      (Cost $1,002,813)                                          796,760
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.81%

Federal Home Loan Mortgage Corp.
  (FHLMC)-1.18%

Pass Through Ctfs.,
  8.50%, 03/01/10                              $  328,373        354,843
------------------------------------------------------------------------
  6.00%, 06/01/17                                 456,507        475,712
------------------------------------------------------------------------
  7.00%, 07/01/29                                  46,138         48,218
------------------------------------------------------------------------
  6.50%, 01/01/31                                 610,962        634,157
========================================================================
                                                               1,512,930
========================================================================

Federal National Mortgage Association
  (FNMA)-3.27%

Pass Through Ctfs.,
  6.50%, 10/01/16 to 11/01/31                   1,682,211      1,746,574
------------------------------------------------------------------------
  7.00%, 07/01/29 to 12/01/31                   1,007,524      1,052,994
------------------------------------------------------------------------
  7.50%, 10/01/29 to 06/01/31                     816,370        863,851
------------------------------------------------------------------------
  8.00%, 06/01/31                                 321,509        343,907
------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  77,000         85,908
------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 100,000        102,410
========================================================================
                                                               4,195,644
========================================================================

Government National Mortgage Association
  (GNMA)-0.36%

Pass Through Ctfs.,
  8.00%, 09/20/26                                 429,972        461,073
========================================================================
    Total U.S. Government Agency Securities
      (Cost $6,021,399)                                        6,169,647
========================================================================

U.S. TREASURY SECURITIES-2.78%

U.S. Treasury Notes-1.01%

3.25%, 12/31/03                                 1,275,000      1,302,323
========================================================================

U.S. Treasury Bonds-1.77%

7.25%, 05/15/16                                 1,200,000      1,516,488
------------------------------------------------------------------------
6.25%, 08/15/23                                   650,000        746,987
========================================================================
                                                               2,263,475
========================================================================
    Total U.S. Treasury Securities (Cost
      $3,618,557)                                              3,565,798
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

ASSET-BACKED SECURITIES-2.90%

Airlines-1.23%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $438,618)(a)                                 $  438,618   $    155,709
------------------------------------------------------------------------
Continental Airlines, Inc.,
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                        522,516        414,998
------------------------------------------------------------------------
  Series 2000-1, Class A-1, Sr. Sec. Pass
  Through Ctfs., 8.05%, 11/01/20                  283,293        216,011
------------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                  299,314        225,234
------------------------------------------------------------------------
United Air Lines, Inc.-Series 2000-1, Class
  A-2, Pass Through Ctfs., 7.73%, 07/01/10        800,000        562,000
========================================================================
                                                               1,573,952
========================================================================

Diversified Financial Services-1.51%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 10/03/02; Cost
  $169,205)(a)                                    156,252        170,041
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-01/25/01; Cost
  $1,114,660)(a)                                1,100,000      1,240,437
------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $499,340)(a)                               500,000        523,707
========================================================================
                                                               1,934,185
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

Electric Utilities-0.16%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                     $  200,000   $    201,834
========================================================================
    Total Asset-Backed Securities (Cost
      $4,262,012)                                              3,709,971
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.02%

STIC Liquid Assets Portfolio(j)                 1,293,524      1,293,524
------------------------------------------------------------------------
STIC Prime Portfolio(j)                         1,293,524      1,293,524
========================================================================
    Total Money Market Funds (Cost
      $2,587,048)                                              2,587,048
========================================================================
TOTAL INVESTMENTS-97.65% (Cost $126,302,945)                 125,160,521
========================================================================
OTHER ASSETS LESS LIABILITIES-2.35%                            3,007,923
========================================================================
NET ASSETS-100.00%                                          $128,168,444
________________________________________________________________________
========================================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollar
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $7,033,524, which represented 5.49% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Secured by bond insurance provided by Ambac Assurance Corp.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(h) Security fair valued in accordance with the procedures established by the Board of Directors.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $126,302,945)                                  $125,160,521
-------------------------------------------------------------
Foreign currencies, at value (cost $164,039)          168,111
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,606,219
-------------------------------------------------------------
  Capital stock sold                                   58,135
-------------------------------------------------------------
  Dividends and interest                            2,278,735
-------------------------------------------------------------
Investment for deferred compensation plan              28,494
-------------------------------------------------------------
Other assets                                           22,056
=============================================================
     Total assets                                 130,322,271
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             1,384,764
-------------------------------------------------------------
  Capital stock reacquired                            309,497
-------------------------------------------------------------
  Dividends                                           159,921
-------------------------------------------------------------
  Deferred compensation plan                           28,494
-------------------------------------------------------------
Accrued distribution fees                              82,038
-------------------------------------------------------------
Accrued directors' fees                                 2,683
-------------------------------------------------------------
Accrued transfer agent fees                            43,795
-------------------------------------------------------------
Accrued operating expenses                            142,635
=============================================================
     Total liabilities                              2,153,827
=============================================================
Net assets applicable to shares outstanding      $128,168,444
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $ 99,211,409
_____________________________________________________________
=============================================================
Class B                                          $ 26,348,392
_____________________________________________________________
=============================================================
Class C                                          $  2,608,643
_____________________________________________________________
=============================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                      12,105,945
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                       3,215,224
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      240,000,000
-------------------------------------------------------------
  Outstanding                                         318,479
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       8.20
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.20 divided by
       95.25%)                                   $       8.61
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       8.19
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       8.19
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Interest                                         $ 10,270,796
-------------------------------------------------------------
Dividends                                              78,750
-------------------------------------------------------------
Dividends from affiliated money market funds           24,327
=============================================================
     Total investment income                       10,373,873
=============================================================

EXPENSES:

Advisory fees                                         994,779
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         50,487
-------------------------------------------------------------
Distribution fees -- Class A                          530,933
-------------------------------------------------------------
Distribution fees -- Class B                          335,330
-------------------------------------------------------------
Distribution fees -- Class C                           23,917
-------------------------------------------------------------
Transfer agent fees                                   419,525
-------------------------------------------------------------
Directors' fees                                        11,051
-------------------------------------------------------------
Other                                                 162,821
=============================================================
     Total expenses                                 2,578,843
=============================================================
Less: Fees waived                                    (617,772)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,366)
=============================================================
    Net expenses                                    1,958,705
=============================================================
Net investment income                               8,415,168
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (12,622,146)
-------------------------------------------------------------
  Foreign currencies                                  (19,979)
-------------------------------------------------------------
  Foreign currency contracts                         (442,442)
=============================================================
                                                  (13,084,567)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              (789,841)
-------------------------------------------------------------
  Foreign currencies                                   (1,889)
-------------------------------------------------------------
  Foreign currency contracts                           16,888
=============================================================
                                                     (774,842)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (13,859,409)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $ (5,444,241)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  8,415,168    $ 10,697,877
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (13,084,567)     (5,983,174)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                            (774,842)      8,455,465
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (5,444,241)     13,170,168
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (6,559,894)     (7,062,623)
------------------------------------------------------------------------------------------
  Class B                                                       (1,908,170)     (3,320,823)
------------------------------------------------------------------------------------------
  Class C                                                         (135,148)       (126,329)
------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                         (325,653)       (159,295)
------------------------------------------------------------------------------------------
  Class B                                                         (102,465)        (29,780)
------------------------------------------------------------------------------------------
  Class C                                                           (7,344)         (6,068)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (687,042)      3,294,103
------------------------------------------------------------------------------------------
  Class B                                                      (15,595,190)    (15,669,649)
------------------------------------------------------------------------------------------
  Class C                                                          632,175         404,143
==========================================================================================
    Net increase (decrease) in net assets                      (30,132,972)     (9,506,153)
==========================================================================================

NET ASSETS:

  Beginning of year                                            158,301,416     167,807,569
==========================================================================================
  End of year                                                 $128,168,444    $158,301,416
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $163,137,383    $194,968,488
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (394,298)        (36,695)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (33,432,971)    (36,033,681)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                   (1,141,670)       (596,696)
==========================================================================================
                                                              $128,168,444    $158,301,416
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is high current income. Its secondary objective is protection of principal and growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities and recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $229,868 reduction in the cost of securities and a corresponding $229,868 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $301,302, to increase net realized gains and losses by $74,127 and to increase net unrealized gains and losses by $227,175. As a result the net investment income per share decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.21%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.50%. In addition, AIM has voluntarily agreed to limit total annual operating expenses, subject to the exclusions previously listed, for Class A shares to 1.25% and this limitation may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $617,772.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $234,075 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $530,933, $335,330, and $23,917, respectively.

  AIM Distributors retained commissions of $10,512 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $5,756, $629 and $1,941 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,249 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,113 and reductions in custodian fees of $253 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,366.

NOTE 5--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the year ended October 31, 2002, there were no securities on loan.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from ordinary
  income                              $8,603,212    $10,509,775
---------------------------------------------------------------
Return of capital                        435,462        195,143
===============================================================
                                      $9,038,674    $10,704,918
_______________________________________________________________
===============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation
  (depreciation)--investments                    $ (1,495,029)
-------------------------------------------------------------
Temporary book/tax differences                        (40,939)
-------------------------------------------------------------
Capital loss carryforward                         (33,432,971)
-------------------------------------------------------------
Capital (par value and additional paid-in)        163,137,383
=============================================================
                                                 $128,168,444
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization. Amount includes appreciation on foreign currencies of $754.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of director compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2006                               $  3,646,989
-----------------------------------------------------------
October 31, 2007                                  7,391,799
-----------------------------------------------------------
October 31, 2008                                  2,830,735
-----------------------------------------------------------
October 31, 2009                                  6,435,460
-----------------------------------------------------------
October 31, 2010                                 13,127,988
===========================================================
                                               $ 33,432,971
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $101,043,917 and $119,669,055, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 5,274,583
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (6,770,366)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,495,783)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is
  $126,656,304.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of bond premium amortization, expired capital loss carryforward, foreign currency transactions, distributions in excess of income earnings and profits and other reclassifications on October 31, 2002, undistributed net investment income was increased by $495,771, undistributed net realized gains increased by $15,685,277 and paid in capital decreased by $16,181,048. This reclassification had no effect on the net assets of the Fund.

NOTE 11--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                             2002                          2001
                                                                  --------------------------    --------------------------
                                                                    SHARES         AMOUNT         SHARES         AMOUNT
  ------------------------------------------------------------------------------------------------------------------------
  Sold:
    Class A                                                       2,966,601*    $25,439,648*     2,787,887    $ 25,102,258
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                          608,823       5,175,923       825,098       7,447,312
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                          260,182       2,201,898       193,875       1,740,272
  ========================================================================================================================
  Issued as reinvestment of dividends:
    Class A                                                          594,914       5,055,107       588,019       5,302,446
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                          173,934       1,483,423       251,898       2,271,548
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                           13,549         114,744        11,169         100,688
  ========================================================================================================================
  Reacquired:
    Class A                                                       (3,675,293)    (31,181,797)   (3,007,557)    (27,110,601)
  ------------------------------------------------------------------------------------------------------------------------
    Class B                                                       (2,597,046)*   (22,254,536)*  (2,824,864)    (25,388,509)
  ------------------------------------------------------------------------------------------------------------------------
    Class C                                                         (199,780)     (1,684,467)     (160,298)     (1,436,817)
  ========================================================================================================================
                                                                  (1,854,116)   $(15,650,057)   (1,334,773)   $(11,971,403)
  ________________________________________________________________________________________________________________________
  ========================================================================================================================

* Includes automatic conversion of 1,148,045 shares of Class B shares in the amount of $9,915,121 to 1,153,847 shares of Class A shares in the amount of $9,915,121.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ---------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2002            2001        2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.05        $   8.91    $   9.72    $ 10.60    $ 10.93
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.52(a)(b)      0.61        0.66       0.67       0.71
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.82)           0.14       (0.79)     (0.86)     (0.27)
=======================================================================================================================
    Total from investment operations                            (0.30)           0.75       (0.13)     (0.19)      0.44
=======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.52)          (0.60)      (0.13)     (0.61)     (0.61)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --          --         --      (0.07)
-----------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.03)          (0.01)      (0.55)     (0.08)     (0.09)
=======================================================================================================================
    Total distributions                                         (0.55)          (0.61)      (0.68)     (0.69)     (0.77)
=======================================================================================================================
Net asset value, end of period                                $  8.20        $   9.05    $   8.91    $  9.72    $ 10.60
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                 (3.33)%          8.64%      (1.38)%    (1.94)%     3.95%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,211        $110,579    $105,636    $51,077    $58,115
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.25%(d)        1.25%       1.25%      1.25%      1.23%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.69%(d)        1.66%       1.71%      1.67%      1.73%
=======================================================================================================================
Ratio of net investment income to average net assets             6.05%(a)(d)     6.75%       6.97%      6.54%      6.38%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            73%             92%        184%        93%        47%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.53 and the ratio of net investment income to average net assets would have been 6.26%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $106,186,539.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                               2002           2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.05        $  8.91    $  9.72    $ 10.59    $ 10.92
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.47(a)(b)     0.56       0.61       0.62       0.65
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.82)          0.14      (0.79)     (0.85)     (0.27)
=====================================================================================================================
    Total from investment operations                            (0.35)          0.70      (0.18)     (0.23)      0.38
=====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.48)         (0.55)     (0.12)     (0.56)     (0.55)
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             --         --         --      (0.07)
---------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.03)         (0.01)     (0.51)     (0.08)     (0.09)
=====================================================================================================================
    Total distributions                                         (0.51)         (0.56)     (0.63)     (0.64)     (0.71)
=====================================================================================================================
Net asset value, end of period                                $  8.19        $  9.05    $  8.91    $  9.72    $ 10.59
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 (3.93)%         8.08%     (1.94)%    (2.37)%     3.38%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,348        $45,510    $60,391    $34,423    $36,525
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.75%(d)       1.75%      1.75%      1.75%      1.75%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.19%(d)       2.16%      2.21%      2.17%      2.25%
=====================================================================================================================
Ratio of net investment income to average net assets             5.55%(a)(d)    6.25%      6.47%      6.04%      5.87%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            73%            92%       184%        93%        47%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.49 and the ratio of net investment income to average net assets would have been 5.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $33,533,039.


                                                                                     CLASS C
                                                              -----------------------------------------------------

                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2002          2001         2000      1999      1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.05        $ 8.91       $ 9.71    $10.59    $10.92
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.47(a)(b)    0.56         0.60      0.62      0.66
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.82)         0.14        (0.77)    (0.86)    (0.28)
===================================================================================================================
    Total from investment operations                           (0.35)         0.70        (0.17)    (0.24)     0.38
===================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.48)        (0.55)       (0.12)    (0.56)    (0.55)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --            --           --        --     (0.07)
-------------------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.03)        (0.01)       (0.51)    (0.08)    (0.09)
===================================================================================================================
    Total distributions                                        (0.51)        (0.56)       (0.63)    (0.64)    (0.71)
===================================================================================================================
Net asset value, end of period                                $ 8.19        $ 9.05       $ 8.91    $ 9.71    $10.59
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                (3.93)%        8.08%       (1.84)%    2.47%     3.39%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,609        $2,212       $1,780    $1,884    $1,785
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.75%(d)      1.75%        1.75%     1.75%     1.73%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.19%(d)      2.16%        2.21%     2.17%     2.22%
===================================================================================================================
Ratio of net investment income to average net assets            5.55%(a)(d)   6.25%        6.47%     6.04%     5.88%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           73%           92%         184%       93%       47%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.49 and the ratio of net investment income to average net assets would have been 5.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $2,391,664.

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund (formerly AIM International Equity Fund) (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.20%

Australia-1.76%

Amcor Ltd. (Paper Packaging)                    2,221,000   $   10,020,582
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                       2,300,500       12,370,859
--------------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                         276,700          457,593
--------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,573,000        5,412,205
==========================================================================
                                                                28,261,239
==========================================================================

Canada-9.03%

Biovail Corp. (Pharmaceuticals)(a)                178,900        5,662,185
--------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)         505,600       21,475,263
--------------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)         633,000       12,488,557
--------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                     718,800       20,967,499
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-10/10/01; Cost $31,678,027)(b)         981,800       35,633,650
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      220,600        4,754,347
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               303,700        8,434,054
--------------------------------------------------------------------------
Royal Bank of Canada (Banks)                      267,000        9,323,837
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)      1,522,600       22,133,939
--------------------------------------------------------------------------
Thomson Corp. (The) (Publishing)                  160,200        4,446,858
==========================================================================
                                                               145,320,189
==========================================================================

Finland-0.28%

Nokia Oyj (Telecommunications Equipment)          269,100        4,567,991
==========================================================================

France-12.45%

Accor S.A. (Hotels, Resorts & Cruise Lines)       462,100       16,397,309
--------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    345,200       20,654,493
--------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          638,200       25,431,854
--------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      792,550       12,959,378
--------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   62,800        4,674,390
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vinters)(a)       61,925        6,270,311
--------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  202,965        8,606,331
--------------------------------------------------------------------------
Publicis Groupe (Advertising)                     413,200        9,406,663
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        198,100        9,313,771
--------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          384,350       23,491,530
--------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)            226,900        4,179,538
--------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)        262,844       36,188,672
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           406,900       22,715,079
==========================================================================
                                                               200,289,319
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Germany-5.85%

Altana A.G. (Pharmaceuticals)                     887,340   $   42,438,931
--------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  557,066       19,877,391
--------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               70,565        9,014,226
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       47,650       22,850,943
==========================================================================
                                                                94,181,491
==========================================================================

Hong Kong-1.74%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                     1,080,000        7,165,982
--------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                3,090,000        7,586,978
--------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               43,200            7,754
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     241,100        6,022,678
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                  1,145,000        7,134,825
==========================================================================
                                                                27,918,217
==========================================================================

India-1.50%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       308,228       24,151,966
==========================================================================

Ireland-3.45%

Bank of Ireland (Banks)                         3,892,200       43,147,995
--------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            333,500       12,409,535
==========================================================================
                                                                55,557,530
==========================================================================

Israel-2.79%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               579,300       44,855,199
==========================================================================

Italy-7.00%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                4,295,000       35,497,445
--------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,485,350       17,789,413
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)               2,707,949       37,578,197
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              5,788,600       21,772,314
==========================================================================
                                                               112,637,369
==========================================================================

Japan-14.47%

Canon, Inc. (Office Electronics)                  604,000       22,290,007
--------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 386,000        8,335,810
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Japan-(Continued)

Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $17,857,081)(b)         889,000   $   17,274,820
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        234,000       16,506,858
--------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  553,900       19,853,209
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    428,800       29,443,240
--------------------------------------------------------------------------
Kao Corp. (Household Products)                    549,000       12,550,620
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     85,200       14,107,250
--------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    164,300        9,980,340
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                1,486,000       11,416,770
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           642,700       16,949,061
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              920,000       16,450,033
--------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              961,000       11,612,345
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     518,500       12,615,366
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        583,900       13,348,465
==========================================================================
                                                               232,734,194
==========================================================================

Mexico-2.20%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           458,100        6,156,864
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         187,000        3,904,560
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                           12,103,100        9,493,558
--------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         219,500        6,694,750
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  4,251,000        9,107,201
==========================================================================
                                                                35,356,933
==========================================================================

Netherlands-2.21%

TPG N.V. (Air Freight & Logistics)                657,545       10,647,710
--------------------------------------------------------------------------
VNU N.V. (Publishing)                             487,000       13,067,904
--------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      678,600       11,895,422
==========================================================================
                                                                35,611,036
==========================================================================

Portugal-1.00%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                   2,654,000       16,024,268
==========================================================================

South Korea-2.69%

Kookmin Bank (Banks)                              435,660       14,450,814
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        102,300       28,834,559
==========================================================================
                                                                43,285,373
==========================================================================

Spain-4.81%

Altadis, S.A. (Tobacco)(a)                        639,600       13,516,174
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Spain-(Continued)

Banco Popular Espanol S.A. (Banks)                985,300   $   42,169,807
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 06/05/01-10/31/02; Cost
  $16,413,838)(b)                                 968,650       21,764,074
==========================================================================
                                                                77,450,055
==========================================================================

Sweden-1.39%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      922,000        8,010,907
--------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       469,200       14,358,190
==========================================================================
                                                                22,369,097
==========================================================================

Switzerland-2.52%

Adecco S.A. (Employment Services)                 368,380       14,464,857
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               59,165       12,677,356
--------------------------------------------------------------------------
UBS A.G. (Banks)                                  279,960       13,333,685
==========================================================================
                                                                40,475,898
==========================================================================

Taiwan-1.82%

Compal Electronics Inc. (Computer Hardware)     6,931,200        7,710,211
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)          2,624,300        9,491,344
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           9,029,809       12,100,464
==========================================================================
                                                                29,302,019
==========================================================================

United Kingdom-14.24%

BP PLC (Integrated Oil & Gas)                     609,350        3,910,144
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    6,464,950       18,415,293
--------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                360,700        4,067,450
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)            1,254,225       19,629,875
--------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       763,500       11,375,961
--------------------------------------------------------------------------
Next PLC (Department Stores)                      959,400       13,363,857
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)      2,102,160       38,165,051
--------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     7,226,050       24,513,325
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        1,388,500       32,684,046
--------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    2,212,800       14,225,313
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            897,480        7,233,927
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,270,875        7,558,377
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,598,400        4,959,533
--------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)        2,939,650       29,054,344
==========================================================================
                                                               229,156,496
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,429,332,836)                        1,499,505,879
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-5.01%

STIC Liquid Assets Portfolio(d)                40,273,298   $   40,273,298
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        40,273,298       40,273,298
==========================================================================
    Total Money Market Funds (Cost
      $80,546,596)                                              80,546,596
==========================================================================
TOTAL INVESTMENTS-98.21% (Cost
  $1,509,879,432)                                            1,580,052,475
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.79%                             28,772,568
==========================================================================
NET ASSETS-100.00%                                          $1,608,825,043
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $74,672,544, which represented 4.64% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $1,509,879,432)*    $1,580,052,475
---------------------------------------------------------------------
Foreign currencies, at value (cost $25,635,124)            25,414,312
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         41,366,857
---------------------------------------------------------------------
  Capital stock sold                                       20,291,555
---------------------------------------------------------------------
  Dividends                                                 2,678,389
---------------------------------------------------------------------
Investment for deferred compensation plan                      66,783
---------------------------------------------------------------------
Collateral for securities loaned                          107,456,573
---------------------------------------------------------------------
Other assets                                                   95,431
=====================================================================
     Total assets                                       1,777,422,375
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    21,928,165
---------------------------------------------------------------------
  Capital stock reacquired                                 36,344,491
---------------------------------------------------------------------
  Deferred compensation plan                                   66,783
---------------------------------------------------------------------
  Collateral upon return of securities loaned             107,456,573
---------------------------------------------------------------------
Accrued distribution fees                                   1,281,186
---------------------------------------------------------------------
Accrued directors' fees                                         1,867
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,099,312
---------------------------------------------------------------------
Accrued operating expenses                                    418,955
=====================================================================
     Total liabilities                                    168,597,332
=====================================================================
Net assets applicable to shares outstanding            $1,608,825,043
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $1,093,344,415
_____________________________________________________________________
=====================================================================
Class B                                                $  401,287,917
_____________________________________________________________________
=====================================================================
Class C                                                $  114,069,845
_____________________________________________________________________
=====================================================================
Class R                                                $       48,778
_____________________________________________________________________
=====================================================================
Institutional Class                                    $       74,088
_____________________________________________________________________
=====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                              480,000,000
---------------------------------------------------------------------
  Outstanding                                              86,179,735
_____________________________________________________________________
=====================================================================
Class B:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                              33,392,782
_____________________________________________________________________
=====================================================================
Class C:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                               9,484,757
_____________________________________________________________________
=====================================================================
Class R:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   3,845
_____________________________________________________________________
=====================================================================
Institutional Class:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   5,818
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $        12.69
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.69 divided by 94.50%)     $        13.43
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $        12.02
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $        12.03
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $        12.69
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $        12.73
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $104,068,279 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,253,611)                                          $  26,055,923
--------------------------------------------------------------------
Dividends from affiliated money market funds               1,443,268
--------------------------------------------------------------------
Interest                                                      49,396
--------------------------------------------------------------------
Security lending income                                    1,719,970
====================================================================
    Total investment income                               29,268,557
====================================================================

EXPENSES:

Advisory fees                                             18,179,584
--------------------------------------------------------------------
Administrative services fees                                 310,657
--------------------------------------------------------------------
Custodian fees                                             1,551,222
--------------------------------------------------------------------
Distribution fees -- Class A                               3,866,362
--------------------------------------------------------------------
Distribution fees -- Class B                               5,287,876
--------------------------------------------------------------------
Distribution fees -- Class C                               1,467,969
--------------------------------------------------------------------
Distribution fees -- Class R                                      36
--------------------------------------------------------------------
Transfer agent fees                                        7,422,627
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        20
--------------------------------------------------------------------
Directors' fees                                               19,060
--------------------------------------------------------------------
Other                                                        789,249
====================================================================
    Total expenses                                        38,894,662
====================================================================
Less: Fees waived                                           (749,026)
--------------------------------------------------------------------
   Expenses paid indirectly                                  (31,016)
====================================================================
   Net expenses                                           38,114,620
====================================================================
Net investment income (loss)                              (8,846,063)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                 (220,824,992)
--------------------------------------------------------------------
  Foreign currencies                                        (506,780)
====================================================================
                                                        (221,331,772)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   52,823,026
--------------------------------------------------------------------
  Foreign currencies                                         156,913
====================================================================
                                                          52,979,939
====================================================================
Net gain (loss) from investment securities and
  foreign currencies                                    (168,351,833)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(177,197,896)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,846,063)   $    (8,288,201)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (221,331,772)      (324,500,383)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  52,979,939       (590,577,572)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (177,197,896)      (923,366,156)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (156,825,052)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --        (70,681,276)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --        (18,156,188)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (212,077,269)      (180,428,359)
-----------------------------------------------------------------------------------------------
  Class B                                                       (148,436,124)       (46,358,665)
-----------------------------------------------------------------------------------------------
  Class C                                                        (35,844,117)           589,170
-----------------------------------------------------------------------------------------------
  Class R                                                             49,318                 --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 80,835                 --
===============================================================================================
    Net increase (decrease) in net assets                       (573,425,253)    (1,395,226,526)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,182,250,296      3,577,476,822
===============================================================================================
  End of year                                                 $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,114,306,701    $ 2,516,881,207
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (168,216)          (160,057)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (575,399,958)      (351,577,431)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            70,086,516         17,106,577
===============================================================================================
                                                              $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund"), formerly AIM International Equity Fund, is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $749,026.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $310,657 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,948,484 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $3,866,362, $5,287,876, $1,467,969 and $36, respectively.

  AIM Distributors retained commissions of $117,107 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $665,153, $254 and $27,134 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $9,908 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $29,168 and reductions in custodian fees of $1,848 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $31,016.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $104,068,279 were on loan to brokers. The loans were secured by cash collateral of $107,456,573 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $1,719,970 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002         2001
Distributions paid from long-term
  capital gain                          $   --    $245,662,516
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   56,901,491
-------------------------------------------------------------
Temporary book/tax differences                       (168,216)
-------------------------------------------------------------
Capital loss carryforward                        (562,214,933)
-------------------------------------------------------------
Capital (par value and additional paid-in)      2,114,306,701
=============================================================
                                               $1,608,825,043
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(86,527).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
October 31, 2005                               $  4,400,190
-----------------------------------------------------------
October 31, 2006                                  4,587,222
-----------------------------------------------------------
October 31, 2008                                  5,435,313
-----------------------------------------------------------
October 31, 2009                                326,330,819
-----------------------------------------------------------
October 31, 2010                                221,461,389
===========================================================
                                               $562,214,933
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,433,412,579 and $1,742,490,226 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 172,369,970
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (115,381,952)
=============================================================
Net unrealized appreciation of investment
  securities                                    $  56,988,018
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,523,064,457.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of a net operating loss on October 31, 2002, undistributed net investment income was increased by $8,837,904, undistributed net realized gains decreased by $2,490,755 and paid in capital decreased by $6,347,149. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
Sold:
  Class A                                                      369,061,971*   $ 5,206,304,421*    175,580,029    $ 2,950,679,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,311,442         44,849,213       4,979,371         82,782,098
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       15,573,890        203,220,053      14,086,051        222,470,653
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                          3,845             49,318              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                             5,818             80,835              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --       7,606,981        146,967,008
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,458,005         64,111,410
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         924,281         17,145,423
================================================================================================================================
Issued in connection with acquisitions:****
  Class A                                                               --                 --       2,217,146         33,310,375
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       1,619,058         23,291,645
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         232,554          3,348,737
================================================================================================================================
Reacquired:
  Class A                                                     (380,070,713)    (5,418,381,690)   (195,871,662)    (3,311,385,365)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (14,343,166)*     (193,285,337)*   (13,584,017)      (216,543,818)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,116,304)      (239,064,170)    (15,412,641)      (242,375,643)
================================================================================================================================
                                                               (24,573,217)   $  (396,227,357)    (14,164,844)   $  (226,197,854)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Includes automatic conversion of 698,495 shares of Class B shares in the amount of $9,377,577 to 660,780 shares of Class A shares in the amount of $9,377,577.
**   Class R shares commenced sales on June 3, 2002.
***  Institutional shares commenced sales on March 15, 2002.
**** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 7, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    14.45        $    21.60        $    21.73        $    17.59        $    16.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.03)(a)         (0.01)             0.08(a)          (0.03)             0.05(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.73)            (5.66)             0.72              4.49              0.96
=================================================================================================================================
    Total from investment operations                (1.76)            (5.67)             0.80              4.46              1.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --                --                --             (0.11)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --             (1.48)            (0.93)            (0.21)               --
=================================================================================================================================
    Total distributions                                --             (1.48)            (0.93)            (0.32)            (0.06)
=================================================================================================================================
Net asset value, end of period                 $    12.69        $    14.45        $    21.60        $    21.73        $    17.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (12.18)%          (27.96)%            3.16%            25.73%             6.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,093,344        $1,404,269        $2,325,636        $2,058,419        $1,724,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.70%(c)          1.57%             1.44%             1.48%             1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.74%(c)          1.61%             1.48%             1.52%             1.49%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.21)%(c)        (0.04)%            0.30%            (0.14)%            0.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                77%               85%               87%               86%               78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,288,787,374.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.78        $  20.81        $  21.11        $  17.13         $  16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)        (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.74            4.36             0.95
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.63            4.19             0.86
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)              --
=================================================================================================================================
Net asset value, end of period                         $  12.02        $  13.78        $  20.81        $  21.11         $  17.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.77)%        (28.48)%          2.42%          24.72%            5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $401,288        $612,125        $997,843        $887,106         $744,987
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%            2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%            2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%          (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%              78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $528,787,574.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.79        $  20.82        $  21.13        $  17.14         $ 16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.73            4.37            0.96
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.62            4.20            0.87
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)             --
=================================================================================================================================
Net asset value, end of period                         $  12.03        $  13.79        $  20.82        $  21.13         $ 17.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.76)%        (28.47)%          2.37%          24.76%           5.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $114,070        $165,857        $253,998        $118,208         $58,579
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%           2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%           2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%         (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $146,796,937.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.27
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.56)
===========================================================================
    Total from investment operations                               (2.58)
===========================================================================
Net asset value, end of period                                   $ 12.69
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.90)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    49
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.89%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.93%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.40)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               77%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,496.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 15.09
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.03(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.39)
=================================================================================
    Total from investment operations                                  (2.36)
=================================================================================
Net asset value, end of period                                      $ 12.73
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (15.64)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $    74
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.16%(c)
---------------------------------------------------------------------------------
  Without fee waivers                                                  1.20%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.33%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  77%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $30,604.

                     AIM INTERNATIONAL GROWTH FUND

                     March 3, 2003

                     Prospectus

                     Institutional Class

                     --------------------------------------------------------

                     AIM International Growth Fund seeks to provide long-term growth of capital.

                     This prospectus contains important information about the Institutional Class shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

INVEST WITH DISCIPLINE                                   [AIM LOGO APPEARS HERE]
--Registered Trademark--                                     --Servicemark--

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------

Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    5
------------------------------------------------------

Dividends and Distributions                          5

Suitability for Investors                            5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Purchasing Shares                                  A-1

Redeeming Shares                                   A-2

Pricing of Shares                                  A-2

Taxes                                              A-2

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIMinvestments.com, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and AIM Lifetime America are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

    The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The fund will normally invest in the securities of companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

    At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Institutional Class shares of the fund were first made available for public sale on March 15, 2002.

    The bar chart and table shown below provide an indication of the risks of investing in the fund. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns shown are those of the fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1993...................................................................   45.78%
1994...................................................................   -3.34%
1995...................................................................   16.41%
1996...................................................................   18.98%
1997...................................................................    5.70%
1998...................................................................   13.42%
1999...................................................................   55.08%
2000...................................................................  -25.69%
2001...................................................................  -22.36%
2002...................................................................  -14.23%


    During the periods shown in the bar chart, Class A shares' highest quarterly return was 43.09% (quarter ended December 31, 1999) and the lowest quarterly return of the fund's Class A shares was -19.18% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table compares the fund's Class A shares performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended December                                    INCEPTION
31, 2002)                         1 YEAR     5 YEARS    10 YEARS     DATE
----------------------------------------------------------------------------
Class A                                                            04/07/92
  Return Before Taxes              (18.96)%   (3.83)%     5.43%
  Return After Taxes on
     Distributions                 (18.96)    (4.34)      4.85
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                   (11.64)    (2.83)      4.52
----------------------------------------------------------------------------
MSCI EAFE Index(1)                 (15.94)    (2.89)      4.00
  (reflects no deduction for
     fees, expenses, or taxes)
----------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund:

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                                  None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Management Fees                                                     0.93%

Distribution and/or Service (12b-1) Fees                            None

Other Expenses                                                      0.27

Total Annual Fund Operating Expenses                                1.20

Fee Waiver(2)                                                       0.04

Net Expenses                                                        1.16
--------------------------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) The investment advisor has contractually agreed to waive 0.05% of Management Fees on average net assets in excess of $500 million. The expense limitation agreement is in effect from July 1, 2002 through June 30, 2003.

You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Institutional Class                         $122     $381      $660      $1,455
--------------------------------------------------------------------------------

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.89% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Clas G. Olsson (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

- Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996.

    They are assisted by the Asia Pacific and Europe/Canada Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

    Effective May 1, 2003, the following portfolio manager will be added to the members of the team who are primarily responsible for the management of the fund's portfolio:

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Class of the fund is intended for use by institutional investors. Shares of the Institutional Class of the fund are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans, and the minimum initial investment requirement for all other investors for which the Institutional Class of the fund is available is $1 million.

    The Institutional Class of the fund is designed to be a convenient and economical vehicle in which institutions can invest in a portfolio of equity securities. An investment in the fund may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Institutional Class shares of the fund were first made available for public sale on March 15, 2002.

    The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal period March 15, 2002 through October 31, 2002 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                           INSTITUTIONAL CLASS
                                                                           -------------------
                                                                             MARCH 15, 2002
                                                                               (DATE SALES
                                                                              COMMENCED) TO
                                                                               OCTOBER 31,
                                                                                  2002
                                                                           -------------------
Net asset value, beginning of period                                             $ 15.09
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                      0.03(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)                  (2.39)
==============================================================================================
    Total from investment operations                                               (2.36)
==============================================================================================
Net asset value, end of period                                                   $ 12.73
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                                   (15.64)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $    74
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                                  1.16%(c)
----------------------------------------------------------------------------------------------
  Without fee waivers                                                               1.20%(c)
==============================================================================================
Ratio of net investment income to average net assets                                0.33%(c)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                                               77%
______________________________________________________________________________________________
==============================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $30,604.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the Institutional Classes of the AIM Funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class of shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
                                       The financial consultant should mail
                                       your completed account application to
                                       the transfer agent,
                                       A I M Fund Services, Inc.,
                                       P.O. Box 4497,
                                       Houston, TX 77210-4497.
                                       The financial consultant should call
                                       the transfer agent at (800) 659-1005 to
                                       receive a reference number.
                                       Then, use the following wire
                                       instructions:
                                       Beneficiary Bank
                                       ABA/Routing #: 113000609
                                       Beneficiary Account Number: 00100366732
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #
By Telephone                           Open your account as described above.      Call the transfer agent at (800)
                                                                                  659-1005 and wire payment for your
                                                                                  purchase order in accordance with the
                                                                                  wire instructions noted above.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the same AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant         Contact your financial consultant.
                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at the day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS
If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day.

TIMING OF ORDERS
You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                         -----------------------------
                         AIM INTERNATIONAL GROWTH FUND
                         -----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


----------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4497
                          Houston, TX 77001-4497

BY TELEPHONE:             (800) 451-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM INTERNATIONAL GROWTH FUND
 SEC 1940 Act file number: 811-6463
------------------------------------

AIMinvestments.com               AIFI-PRO-1

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM INTERNATIONAL FUNDS, INC.
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASS OF THE AIM INTERNATIONAL GROWTH FUND PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS OF AIM INTERNATIONAL GROWTH FUND. YOU MAY OBTAIN A COPY OF A PROSPECTUS FOR THE INSTITUTIONAL CLASS OF AIM INTERNATIONAL GROWTH FUND FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 3, 2003, RELATES TO THE PROSPECTUS FOR THE INSTITUTIONAL CLASS OF AIM INTERNATIONAL GROWTH FUND DATED MARCH 3, 2003.

                          AIM INTERNATIONAL FUNDS, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                     PAGE
GENERAL INFORMATION ABOUT THE COMPANY............................................................................      1
         Fund History............................................................................................      1
         The Company and its Shares..............................................................................      1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS............................................................      2
         Classification..........................................................................................      2
         Investment Strategies and Risks.........................................................................      2
                  Equity Investments.............................................................................      5
                  Foreign Investments............................................................................      6
                  Debt Investments...............................................................................      7
                  Other Investments..............................................................................      8
                  Investment Techniques..........................................................................      9
                  Derivatives....................................................................................     13
         Fund Policies...........................................................................................     19
         Temporary Defensive Positions...........................................................................     21

MANAGEMENT OF THE COMPANY........................................................................................     21
         Board of Directors......................................................................................     21
         Management Information..................................................................................     21
                  Director Ownership of Fund Shares..............................................................     22
         Factors Considered in Approving the Investment Advisory Agreement.......................................     22
         Compensation............................................................................................     23
                  Retirement Plan For Directors..................................................................     23
                  Deferred Compensation Agreements...............................................................     24
         Purchases of Class A Shares of the Funds at Net Asset Value.............................................     24
         Codes of Ethics.........................................................................................     24

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................     24

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................     24
         Investment Advisor......................................................................................     24
         Service Agreements......................................................................................     26
         Other Service Providers.................................................................................     26

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................     27
         Brokerage Transactions..................................................................................     27
         Commissions.............................................................................................     27
         Brokerage Selection.....................................................................................     28
         Directed Brokerage (Research Services)..................................................................     29
         Regular Brokers or Dealers..............................................................................     29
         Allocation of Portfolio Transactions....................................................................     29
         Allocation of Initial Public Offering ("IPO") Transactions..............................................     29

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................     30
         Purchase and Redemption of Shares.......................................................................     30
         Redemptions by the Fund.................................................................................     31
         Offering Price..........................................................................................     31
         Redemption In Kind......................................................................................     32
         Backup Withholding......................................................................................     32

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................     33
         Dividends and Distributions.............................................................................     33
         Tax Matters.............................................................................................     33

DISTRIBUTION OF SECURITIES.......................................................................................     40
         Distributor.............................................................................................     40

CALCULATION OF PERFORMANCE DATA..................................................................................     40
                  Performance Information........................................................................     44

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................     A-1

DIRECTORS AND OFFICERS..........................................................................................     B-1

DIRECTOR COMPENSATION TABLE.....................................................................................     C-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................     D-1

MANAGEMENT FEES.................................................................................................     E-1

ADMINISTRATIVE SERVICES FEES....................................................................................     F-1

BROKERAGE COMMISSIONS...........................................................................................     G-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS................     H-1

PERFORMANCE DATA................................................................................................     I-1

FINANCIAL STATEMENTS............................................................................................      FS

                      GENERAL INFORMATION ABOUT THE COMPANY

FUND HISTORY

      AIM International Funds, Inc. (the "Company") was organized in 1991 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company currently consists of six separate portfolios: AIM Asia Pacific Growth Fund, AIM European Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Growth Fund, (each a "Fund" and collectively, the "Funds"). Under the Articles of Incorporation of the Company, dated October 30, 1991, as supplemented and amended, the Board of Directors is authorized to create new series of shares without the necessity of a vote of shareholders of the Company.

      Prior to July 1, 2002, AIM International Growth Fund was known as AIM International Equity Fund.

THE COMPANY AND ITS SHARES

      Shares of the Company are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Company in certain circumstances.

      The Company allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Company's books of account, and are charged with the expenses of such Fund and its respective classes. The Company allocates any general expenses of the Company not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, other than AIM European Growth Fund and AIM International Growth Fund, offers three separate classes of shares: Class A shares, Class B shares and Class C shares. AIM European Growth Fund offers four separate classes of shares:
Class A shares, Class B shares, Class C shares and Class R shares. AIM International Growth Fund offers five separate classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. This Statement of Additional Information relates solely to the Institutional Class shares of AIM International Growth Fund.

      Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Company, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

      The Articles of Incorporation of the Company authorize the issuance of 8.1 billion shares with a par value of $.001 each, of which 720 million shares represent an interest in AIM Asia Pacific Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM European Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Aggressive Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Growth Fund (or the classes thereof), 720 million shares represent an interest in AIM Global Income Fund (or the classes thereof), and
1.2 billion shares represent an interest in AIM International Growth Fund (or the classes thereof).

      The Articles of Incorporation provide that no director or officer of the Company shall be liable to the Company or its shareholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Company against any liability to the Company or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Company shall indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by by-law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Company to the fullest extent permitted by the Maryland General Corporation Law.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Company to issue share certificates.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

      The Company is an open-end management investment company. The Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage the Fund. The Fund may not use all of these techniques at any one time. The Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Fund's investment objective, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                               AIM INTERNATIONAL FUNDS, INC.

                      SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                      FUND                AIM INTERNATIONAL GROWTH FUND
                      ----                -----------------------------
             SECURITY/
             INVESTMENT
             TECHNIQUE

                                     EQUITY INVESTMENTS

             Common Stock                                X

             Preferred Stock                             X

             Convertible Securities                      X

             Alternative Entity
             Securities                                  X

                                    FOREIGN INVESTMENTS

             Foreign Securities                          X

             Foreign Government
             Obligations

             Foreign Exchange
             Transactions                                X

                                      DEBT INVESTMENTS

             U.S. Government
             Obligations                                 X

             Rule 2a-7
             Requirements

             Mortgage-Backed
             and Asset-Backed
             Securities

             Collaterized
             Mortgage
             Obligations

             Bank Instruments

             Commercial
             Instruments

             Participation
             Interests

             Municipal Services

             Municipal Lease
             Obligations

             Investment Grade
             Corporate Debt
             Obligations                                 X

             Junk Bonds

             Liquid Assets                               X


                                     OTHER INVESTMENTS

             REITs                                       X

             Other Investment
             Companies                                   X

             Defaulted Securities

             Municipal Forward
             Contracts

             Variable or Floating
             Rate Instruments

             Indexed Securities

                               AIM INTERNATIONAL FUNDS, INC.

                      SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                      FUND                AIM INTERNATIONAL GROWTH FUND
                      ----                -----------------------------
             SECURITY/
             INVESTMENT
             TECHNIQUE

             Zero-Coupon and
             Pay-in-Kind
             Securities

             Synthetic Municipal
             Instruments

                                   INVESTMENT TECHNIQUES

             Delayed Delivery
             Transactions                                X

             When-Issued Securities                      X

             Short Sales                                 X

             Margin Transactions

             Swap Agreements                             X

             Interfund Loans                             X

             Borrowing                                   X

             Lending Portfolio
             Securities                                  X

             Repurchase Agreements                       X

             Reverse Repurchase
             Agreements                                  X

             Dollar Rolls

             Illiquid Securities                         X

             Rule 144A Securities                        X

             Unseasoned Issuers                          X

             Portfolio Transactions

             Sale of Money Market
             Securities

             Standby Commitments

                                        DERIVATIVES

             Equity-Linked
             Derivatives                                 X

             Put Options                                 X

                               AIM INTERNATIONAL FUNDS, INC.

                      SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                      FUND                AIM INTERNATIONAL GROWTH FUND
                      ----                -----------------------------

             SECURITY/
             INVESTMENT
             TECHNIQUE

             Call Options                                X

             Straddles                                   X

             Warrants                                    X

             Futures Contracts and
             Options on Futures
             Contracts                                   X

             Forward Currency
             Contracts                                   X

             Cover                                       X

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      The Fund may invest all of its total assets in foreign securities.

      Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

      Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002.

      Risks of Developing Countries. AIM International Growth Fund may invest without limit, but does not intend to invest more than 20% of its total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

      The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. The Fund may commit the same percentage of its total assets to foreign exchange hedges as it can invest in foreign securities.

      The Fund may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. The Fund will purchase only investment grade corporate debt securities.

      Descriptions of debt securities ratings are found in Appendix A.

      LIQUID ASSETS. For cash management purposes, the Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, participation interests in corporate loans, and municipal obligations).

Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with its investment objective and policies, the Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

      To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Fund has obtained an exemptive order from the SEC allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase securities on a delayed delivery to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

      Investment in securities on a delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by the Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

      The Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If the Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against the Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      The Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount to such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, the Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

      INTERFUND LOANS. The Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund loans are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of the Fund's total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. The Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Company believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. The Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Fund may invest its cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by the Fund under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

      The Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review the Fund's holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      The Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with its investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, the Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if the Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      Writing Options. The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      The Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." The Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      The Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if the Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

      STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      The Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


      Pursuant to federal securities rules and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require the Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Fund do not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

      (5) As described above, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board of Directors has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which AIM must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed without approval of the Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Fund may not achieve its investment objective.

                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

      The overall management of the business and affairs of the Fund and the Company is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of the Fund are delegated to the officers of the Company and to AIM, subject always to the objective(s), restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The directors and officers of the Company, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board of Directors are the Audit Committee, the Capitalization Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

      The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.

      The members of the Capitalization Committee are Messrs. Bayley, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock, and
(iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the Fund's prospectus, up to the Company's authorized capital. During the fiscal year ended October 31, 2002, the Capitalization Committee held one meeting.

      The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.

      The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

      The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of directors;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent directors and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.

      The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as directors, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Director Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each director
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the AIM Funds complex is set forth in Appendix B.

FACTORS CONSIDERED IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

      The advisory agreement with AIM was re-approved by the Fund's Board at a meeting held on May 14-15, 2002. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Directors considered a variety of factors, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of the Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and in relation to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between the Fund and AIM.

      In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending funds is in the best interests of each lending fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending fund and its respective shareholders.

      After consideration of these factors, the Board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the agreement was fair and reasonable under the circumstances; and (iii) the fees payable under the agreement would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's advisory agreement was in the best interests of the Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

      Each director who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

      Information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

      Retirement Plan For Directors

      The directors have adopted a retirement plan for the directors of the Company who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated directors.

      The retirement policy permits each non-AIM-affiliated director to serve until December 31 of the year in which the director turns 72. A majority of the directors may extend from time to time the retirement date of a director.

      Annual retirement benefits are available to each non-AIM-affiliated director of the Company and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such director's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors have the option to elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

PURCHASES OF CLASS A SHARES OF THE FUNDS AT NET ASSET VALUE

      The directors and other affiliated persons of the Company may purchase Class A shares of the AIM Funds without paying an initial sales charge. A I M Distributors, Inc. ("AIM Distributors") permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

      AIM, the Company and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Company, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Company that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by the Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by directors and officers as a group is found in Appendix D. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.

      AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believes to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the directors, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to director and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

      AIM, at its own expense, furnishes to the Company office space and facilities. AIM furnishes to the Company all personnel for managing the affairs of the Company and each of its series of shares.

      Pursuant to its advisory agreement with the Company, AIM receives a monthly fee from the Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

           FUND NAME                         NET ASSETS                    ANNUAL RATE
           ---------                         ----------                    -----------
AIM International Growth Fund           First $1 billion                       0.95%
                                        Amount over $1 billion                 0.90%

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed, effective July 1, 2002, to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in an Affiliated Money Market Fund. See "Other Investments - Other Investment Companies."

      AIM contractually agreed, effective July 1, 2002 through June 30, 2003, to waive advisory fees for AIM International Growth Fund's Institutional Class shares by 0.50% of average daily net assets in excess of $500 million.

      The management fees payable by the Fund, the amounts waived by AIM and the net fees paid by the Fund for the last three fiscal years ended October 31 are found in Appendix E.

      SECURITIES LENDING ARRANGEMENTS. If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if the Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Company have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors, including the independent directors, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Company's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by the Fund for the last three fiscal years ended October 31 are found in Appendix F.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Fund.

      The Transfer Agency and Service Agreement between the Company and AFS provides that AFS will perform certain shareholder services for the Fund. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and its accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

      It is anticipated that most investors will perform their own sub-accounting.

      CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for retail purchases. The Bank of New

York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

      The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Company, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Fund. The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Fund.

      COUNSEL TO THE COMPANY. Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by the Fund during the last three fiscal years ended October 31 are found in Appendix G.

COMMISSIONS

      During the last three fiscal years ended October 31 the Fund did not paid brokerage commissions to brokers affiliated with the Fund, AIM, AIM Distributors, or any affiliates of such entities.

      The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by the Fund during the last fiscal year ended October 31, 2002 is found in Appendix H.

REGULAR BROKERS OR DEALERS

      Information concerning the Fund's acquisition of securities of its regular brokers or dealers during the last fiscal year ended October 31, 2002 is found in Appendix H.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to the Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

      When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPO's, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

      Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to A I M Fund Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AFS.

      Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AFS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

      A financial intermediary may submit a written request to AFS for correction of transactions involving Fund shares. If AFS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

      An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

      Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AFS, an investor may change the bank account designated to receive redemption proceeds. AFS may request additional documentation.

      AFS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

      Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

REDEMPTIONS BY THE FUND

      If the Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

      Additional information regarding purchases and redemptions is located in the Fund's prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

OFFERING PRICE

      Institutional Class shares of the Fund are offered at their net asset value.

Calculation of Net Asset Value

      The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

      Each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

      Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

      AIM intends to redeem all shares of the Fund in cash. It is possible that future conditions may make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If the Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to the Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold as of January 1, 2002, 30% of redemption payments and reportable dividends (whether generally paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding; however, the backup withholding rate decreases in phases to 28% for distributions made in the year 2006 and thereafter.

      An investor is subject to backup withholding if:

      1.    the investor fails to furnish a correct TIN to the Fund;

      2.    the IRS notifies the Fund that the investor furnished an incorrect
            TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains by the end of each taxable year. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

      Distributions paid by the Fund have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

      The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. The Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings to meet this requirement.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If the Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

      Certain hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that the Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

      Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund.

In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

      Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of the Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. The Fund is permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

      The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. The Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

      The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 20% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by the Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred if the shareholder purchases other shares of the Fund within thirty
(30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      If a shareholder (a) incurs a sales load in acquiring shares of the Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition.

      BACKUP WITHHOLDING. The Fund may be required to withhold as of January 1, 2002, 30% of distributions and/or redemption payments; however, this rate is reduced in phases to 28% for distributions made in the year 2006 and thereafter. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.

      If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

      Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

      If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

      Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund.

      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of dividends from income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

      The Company has entered into master distribution agreements, as amended, relating to the Fund (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors. See "Management of the Company."

      The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker dealers whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

      The Company (on behalf of the Institutional Class of AIM International Growth Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

      AIM Distributors may, from time to time at its expense, pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the public offering price of the shares sold or of average daily net assets of the Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of AIM International Growth Fund's shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of AIM International Growth Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing the Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:

                                   P(1+T)(n)=ERV

Where       P     = a hypothetical initial payment of $1,000.

            T     = average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five or ten year periods).

            n     = number of years.

            ERV   = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).

      The average annual total returns for the Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix I.

      Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of the Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Institutional Class shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

      The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                   P(1+U)(n)=ERV

Where       P     = a hypothetical initial payment of $1,000.

            U     = average annual total return assuming payment of only a
                    stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

            n     = number of years.

            ERV   = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where       P     = a hypothetical initial payment of $1,000.

            V     = cumulative total return assuming payment of all of, a stated
                    portion of, or none of, the applicable maximum sales load at the beginning of the stated period.

            ERV   = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      The cumulative total returns for the Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix I.

Average Annual Total Return (After Taxes on Distributions) Quotations

      The Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determine the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:

                                  P(1+T)(n)=ATV(D)

where       P     = a hypothetical initial payment of $1,000;

            T     = average annual total return (after taxes on distributions);

            n     = number of years; and

            ATV(D)= ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if less than ten years) at the end of the one, five, or ten year periods (or since inception, if less than ten years), after taxes on fund distributions but not after taxes on redemption.

      Standardized average total return (after taxes on distributions) for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase.

      The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The average annual total returns (after taxes on distributions) for the Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix I.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotations

      The Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determine the after-tax growth or decline in value of a hypothetical investment in the Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                 P(1+T)(n)=ATV(DR)

where       P     = a hypothetical initial payment of $1,000;

            T     = average annual total return (after taxes on distributions and redemption);

            n     = number of years; and

          ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or since inception, if less than ten years) at the end of the one, five, or ten year periods (or since inception, if less than ten years), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase.

      The after-tax returns assume all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on the Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended October 31 are found in Appendix I.

Performance Information

      All advertisements for the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data for such classes does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Fund's yield and total return.

      The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Fund are neither fixed nor guaranteed. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

       Advertising Age                    Forbes                              Nation's Business
       Barron's                           Fortune                             New York Times
       Best's Review                      Hartford Courant                    Pension World
       Broker World                       Inc.                                Pensions & Investments
       Business Week                      Institutional Investor              Personal Investor
       Changing Times                     Insurance Forum                     Philadelphia Inquirer
       Christian Science Monitor          Insurance Week                      USA Today
       Consumer Reports                   Investor's Business Daily           U.S. News & World Report
       Economist                          Journal of the American             Wall Street Journal
       FACS of the Week                       Society of CLU & ChFC           Washington Post
       Financial Planning                 Kiplinger Letter                    CNN
       Financial Product News             Money                               CNBC
       Financial Services Week            Mutual Fund Forecaster              PBS
       Financial World

      The Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

      The Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

       Lipper International Fund Index
       Morgan Stanley Capital International Indices
            Including:
            EAFE Index
            EAFE Growth Index

      The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include references to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Fund may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Fund's portfolios.

      From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

      Moody's describes its ratings for corporate bonds as follows:

      AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

      AAA: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1. Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

      In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

      S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

      Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

      An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                             DIRECTORS AND OFFICERS

                              As of January 1, 2003

The address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each director oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

                                      DIRECTOR
     NAME, YEAR OF BIRTH               AND/OR
     AND POSITION(S) HELD             OFFICER                                                             OTHER DIRECTORSHIP(S)
       WITH THE COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY DIRECTOR
     --------------------             --------     -------------------------------------------            --------------------
INTERESTED PERSON

Robert H. Graham(1) --                  1991       Director and Chairman, A I M Management Group          None
1946                                               Inc. (financial services holding company); and
Director, Chairman and President                   Director and Vice Chairman, AMVESCAP PLC (parent
                                                   of AIM and a global investment management firm);
                                                   formerly President and Chief Executive Officer, A
                                                   I M Management Group Inc. Director, Chairman
                                                   and President, A I M Advisors, Inc. (registered
                                                   investment advisor); and Director and Chairman, A I M
                                                   Capital Management, Inc. (registered investment
                                                   advisor), A I M Distributors, Inc. (registered
                                                   broker dealer), A I M Fund Services, Inc.,
                                                   (registered transfer agent), and Fund
                                                   Management Company (registered broker dealer)

Mark H. Williamson(2) --                2003       Director, President and Chief Executive Officer,       Director, Chairman,
1951                                               A I M Management Group Inc. (financial services        President and Chief
Director and Executive                             holding company); Director, Chairman and               Executive Officer, INVESCO
Vice President                                     President, A I M Advisors, Inc. (registered            Bond Funds, Inc., INVESCO
                                                   investment advisor); Director, A I M Capital           Combination Stock & Bond
                                                   Management, Inc. (registered investment advisor)       Funds, Inc., INVESCO
                                                   and A I M Distributors, Inc. (registered broker        Counselor Series Funds,
                                                   dealer), Director and Chairman, A I M Fund             Inc., INVESCO Global &
                                                   Services, Inc., (registered transfer agent), and       International Funds, Inc.,
                                                   Fund Management Company (registered broker             INVESCO Manager Series
                                                   dealer); and Chief Executive Officer, AMVESCAP         Funds, Inc., INVESCO Money
                                                   PLC - AIM Division (parent of AIM and a global         Market Funds, Inc.,
                                                   investment management firm); formerly, Director,       INVESCO Sector Funds,
                                                   Chairman and Chief Executive Officer, INVESCO          Inc., INVESCO Stock Funds,
                                                   Funds Group, Inc.                                      Inc., INVESCO Treasurer's
                                                                                                          Series Funds, Inc. and
                                                                                                          INVESCO Variable
                                                                                                          Investment Funds, Inc.

----------

(1) Mr. Graham is considered an interested person of the fund because he is a director of AMVESCAP PLC, parent of the advisor to the Company.

(2) Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company. Mr. Williamson was elected Executive Vice President of the Company on March 4, 2003.

                                      DIRECTOR
     NAME, YEAR OF BIRTH               AND/OR
     AND POSITION(S) HELD             OFFICER                                                             OTHER DIRECTORSHIP(S)
       WITH THE COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY DIRECTOR
     --------------------             --------     -------------------------------------------            --------------------
INDEPENDENT DIRECTORS

Frank S. Bayley -- 1939                 2001       Of Counsel, law firm of Baker & McKenzie               Badgley Funds, Inc.
Director                                                                                                  (registered investment
                                                                                                          company)

Bruce L. Crockett -- 1944               1992       Chairman, Crockett Technology Associates               ACE Limited (insurance
Director                                           (technology consulting company)                        company); and Captaris,
                                                                                                          Inc. (unified messaging
                                                                                                          provider)

Albert R. Dowden --  1941               2000       Director, Magellan Insurance Company; Member of        Cortland Trust, Inc.
Director                                           Advisory Board of Rotary Power International           (registered investment
                                                   (designer, manufacturer, and seller of rotary          company)
                                                   power engines); and Director, The Boss Group
                                                   (private equity group); formerly, Director,
                                                   President and Chief Executive Officer, Volvo
                                                   Group North America, Inc.; Senior Vice President,
                                                   AB Volvo; and director of various affiliated
                                                   Volvo companies

Edward K. Dunn, Jr. -- 1935             1998       Formerly, Chairman, Mercantile Mortgage Corp.;         None
Director                                           President and Chief Operating Officer,
                                                   Mercantile-Safe Deposit & Trust Co.; and
                                                   President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952                  1997       Chief Executive Officer, Twenty First Century          Administaff
Director                                           Group, Inc. (government affairs company) and
                                                   Texana Timber LP

Carl Frischling -- 1937                 1991       Partner, law firm of Kramer Levin Naftalis and         Cortland Trust, Inc.
Director                                           Frankel LLP                                            (registered investment
                                                                                                          company)

Prema Mathai-Davis -- 1950              1998       Formerly, Chief Executive Officer, YWCA of the         None
Director                                           USA

Lewis F. Pennock -- 1942                1991       Partner, law firm of Pennock & Cooper                  None
Director

Ruth H. Quigley -- 1935                 2001       Retired                                                None
Director

Louis S. Sklar -- 1939                  1991       Executive Vice President,                              None
Director                                           Hines (real estate
                                                   development company)

                                      DIRECTOR
     NAME, YEAR OF BIRTH               AND/OR
     AND POSITION(S) HELD             OFFICER                                                             OTHER DIRECTORSHIP(S)
       WITH THE COMPANY                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              HELD BY DIRECTOR
     --------------------             --------     -------------------------------------------            --------------------
OTHER OFFICERS

Gary T. Crum(3) -- 1947                 1991       Director, Chairman and Director of Investments,        N/A
Senior Vice President                              A I M Capital Management, Inc.; Director and
                                                   Executive Vice President, A I M Management Group
                                                   Inc.; Director and Senior Vice President, A I M
                                                   Advisors, Inc.; and Director, A I M Distributors,
                                                   Inc. and AMVESCAP PLC; formerly, Chief Executive
                                                   Officer and President, AIM Capital Management,
                                                   Inc.

Carol F. Relihan -- 1954                1991       Director, Senior Vice President, General Counsel       N/A
Senior Vice President and Secretary                and Secretary, A I M Advisors, Inc. and A I M
                                                   Management Group Inc.; Director, Vice President
                                                   and General Counsel, Fund Management Company; and
                                                   Vice President, A I M Fund Services, Inc., A I M
                                                   Capital Management, Inc. and A I M Distributors,
                                                   Inc.

Robert G. Alley -- 1948                 1994       Managing Director and Chief Fixed Income Officer,      N/A
Vice President                                     A I M Capital Management, Inc. and Vice
                                                   President, A I M Advisors, Inc.

Stuart W. Coco -- 1955                  2002       Managing Director and Chief Research Officer -         N/A
Vice President                                     Fixed Income, A I M Capital Management, Inc.; and
                                                   Vice President, A I M Advisors, Inc.

Melville B. Cox -- 1943                 1992       Vice President and Chief Compliance Officer,           N/A
Vice President                                     A I M Advisors, Inc. and A I M Capital
                                                   Management, Inc.; and Vice President, A I M Fund
                                                   Services, Inc.

Edgar M. Larsen(3) -- 1940              1999       Vice President, A I M Advisors, Inc.; and              N/A
Vice President                                     President, Chief Executive Officer and Chief
                                                   Investment Officer, A I M Capital Management,
                                                   Inc.

Dana R. Sutton -- 1959                  1991       Vice President and Fund Treasurer, A I M               N/A
Vice President and Treasurer                       Advisors, Inc.

------------

(3)   Information is current as of January 10, 2003

                OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

                                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                                 EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                  COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY SECURITIES                             DIRECTOR IN
 NAME OF DIRECTOR                                      PER FUND                                  THE AIM FAMILY OF FUNDS(R)
 ----------------                          ---------------------------------                     --------------------------
Robert H. Graham          Asia Pacific Growth                         $50,001 - $100,000

                          European Growth                                  Over $100,000
                                                                                                        Over $100,000
                          Global Aggressive Growth                         Over $100,000

                          Global Growth                                $10,001 - $50,000

                          International Growth                             Over $100,000

Mark H. Williamson        Global Aggresive Growth                      $10,001 - $50,000              $10,001 - $50,000

Frank S. Bayley           Global Growth                                $10,001 - $50,000
                                                                                                      $10,001 - $50,000
                          Global Income                                     $1 - $10,000
                                                                                                         $1 - $10,000
Bruce L. Crockett         International Growth                              $1 - $10,000

Albert R. Dowden          Global Growth                                $10,001 - $50,000            $50,001 - $100,000(4)

Edward K. Dunn, Jr.       Global Aggressive Growth                          $1 - $10,000
                                                                                                       Over $100,000(4)
                          International Growth                         $10,001 - $50,000

Jack M. Fields                                                -0-                                      Over $100,000(4)

Carl Frischling           Global Growth                                $10,001 - $50,000               Over $100,000(4)

Prema Mathai-Davis        European Growth                              $10,001 - $50,000               Over $100,000(4)

                          Global Aggressive Growth                    $50,001 - $100,000

Lewis F. Pennock                                              -0-                                     $50,001 - $100,000

Ruth H. Quigley                                               -0-                                        $1 - $10,000

Louis S. Sklar            International Growth                             Over $100,000                Over $100,000(4)

--------

(4) Includes the total amount of compensation deferred by the director at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           DIRECTOR COMPENSATION TABLE

      Set forth below is information regarding compensation paid or accrued for each director of the Company who was not affiliated with AIM during the year ended December 31, 2002:

                                                   RETIREMENT
                               AGGREGATE             BENEFITS            ESTIMATED             TOTAL
                           COMPENSATION FROM          ACCRUED         ANNUAL BENEFITS       COMPENSATION
                                  THE                 BY ALL               UPON             FROM ALL AIM
          DIRECTOR             COMPANY(1)          AIM FUNDS(2)        RETIREMENT(3)          FUNDS(4)
          --------         ------------------      ------------       ---------------       ------------
   Frank S. Bayley           $    7,245              $142,800             $90,000            $150,000

   Bruce L. Crockett              7,196                50,132              90,000             149,000

   Owen Daly II(5)                1,098                40,045              75,000                  -0-

   Albert R. Dowden               7,245                57,955              90,000             150,000

   Edward K. Dunn, Jr.            7,196                94,149              90,000             149,000

   Jack M. Fields                 7,245                29,153              90,000             153,000

   Carl Frischling(6)             7,245                74,511              90,000             150,000

   Prema Mathai-Davis             7,245                33,931              90,000             150,000

   Lewis F. Pennock               7,447                54,802              90,000             154,000

   Ruth H. Quigley                7,245               142,502              90,000             153,000

   Louis S. Sklar                 7,399                78,500              90,000             153,000

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 2002, including earnings, was $34,495.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Company in respect of such retirement benefits was $8,064.

(3) Amounts shown assume each director serves until his or her normal retirement date.

(4) All directors currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5)   Mr. Daly retired as director on December 31, 2001.

(6) During the fiscal year ended October 31, 2002 the Company paid $38,195 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent directors of the Company. Mr. Frischling is a partner of such firm. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

                                   APPENDIX D

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Company, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Company's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of February 10, 2003.

AIM ASIA PACIFIC GROWTH FUND

                                             CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
                                             --------------             --------------            --------------

                                            PERCENTAGE OWNED           PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                OF                         OF                       OF
PRINCIPAL HOLDER                                 RECORD                     RECORD                   RECORD
-------------------                         ----------------           ----------------         ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                   -0-                        -0-
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville FL, 32246

Smith Barney House Act                            7.14%                      5.61%                      -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM EUROPEAN GROWTH FUND

                                       CLASS A SHARES       CLASS B SHARES      CLASS C SHARES       CLASS R SHARES
                                       --------------       --------------      --------------       --------------

                                          PERCENTAGE           PERCENTAGE          PERCENTAGE           PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF             OWNED OF            OWNED OF             OWNED OF
PRINCIPAL HOLDER                            RECORD               RECORD              RECORD               RECORD
--------------------                      ----------           ----------          ----------           ----------
A I M Advisors, Inc.*                         -0-                 -0-                  -0-                38.72%
Attn:  David Hessel
11 Greenway Plaza, Suite 100
Houston, Texas 77046

American Enterprise Investment                -0-                 -0-                  -0-                31.54%
Services
FBO 207817791
P. O. Box 9446
Minneapolis, MN 55440

----------
*     Owned of record and beneficially.

                                       CLASS A SHARES       CLASS B SHARES      CLASS C SHARES       CLASS R SHARES
                                       --------------       --------------      --------------       --------------

                                          PERCENTAGE           PERCENTAGE          PERCENTAGE           PERCENTAGE
NAME AND ADDRESS OF                        OWNED OF             OWNED OF            OWNED OF             OWNED OF
PRINCIPAL HOLDER                            RECORD               RECORD              RECORD               RECORD
--------------------                      ----------           ----------          ----------           ----------
Creative Displays & Packaging                 -0-                  -0-                  -0-               13.84%
Omnibus Account
3710 Abbot Road
Orchard, NY 14127-1713

Merrill Lynch Pierce Fenner & Smith         7.85%                6.34%               20.59%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Robert Nicholson Solo 401k                    -0-                  -0-                  -0-                9.17%
Robert C Nicholson Ttee Fbo
Robert C Nicholson
2105 Garland Ln N
Plymouth, MN 55447

Smith Barney House Act                     10.32%                8.57%                6.41%                  -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM GLOBAL AGGRESSIVE GROWTH FUND

                                             CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
                                             --------------             --------------            --------------

                                            PERCENTAGE OWNED           PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                OF                         OF                       OF
PRINCIPAL HOLDER                                 RECORD                     RECORD                   RECORD
-------------------                         ----------------           ----------------         ----------------
Merrill Lynch Pierce Fenner & Smith               8.99%                     14.30%                     20.12%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Smith Barney House Act                            6.58%                      8.31%                     7.34%
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM GLOBAL GROWTH FUND

                                             CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
                                             --------------             --------------            --------------

                                            PERCENTAGE OWNED           PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                OF                         OF                       OF
PRINCIPAL HOLDER                                 RECORD                     RECORD                   RECORD
-------------------                         ----------------           ----------------         ----------------
Deloitte Touche 401k Plan                         6.42%                       -0-                       -0-
Chase Manhattan Bank Ttee
Attn:  Angela Ma
3 Metrotech Center, 6th Floor
Brooklyn, NY 11245-0001

Merrill Lynch Pierce Fenner & Smith               5.90%                     10.12%                     22.97%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Smith Barney House Act                            8.16%                      7.19%                      -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM GLOBAL INCOME FUND

                                             CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
                                             --------------             --------------            --------------

                                            PERCENTAGE OWNED           PERCENTAGE OWNED         PERCENTAGE OWNED
NAME AND ADDRESS OF                                OF                         OF                       OF
PRINCIPAL HOLDER                                 RECORD                     RECORD                   RECORD
-------------------                         ----------------           ----------------         ----------------
Charles Schwab & Co Inc.                          7.56%                       -0-                       -0-
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-0000

Smith Barney House Act                            8.74%                       -0-                       -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

AIM INTERNATIONAL GROWTH FUND

                                              CLASS A           CLASS B          CLASS C         CLASS R        INSTITUTIONAL
                                               SHARES           SHARES            SHARES          SHARES         CLASS SHARES
                                              -------           ------           -------         -------        -------------

                                             PERCENTAGE       PERCENTAGE        PERCENTAGE      PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF         OWNED OF          OWNED OF        OWNED OF          OWNED OF
PRINCIPAL HOLDER                               RECORD           RECORD            RECORD          RECORD            RECORD
-------------------                          ----------       ----------        ----------      ----------        ----------
A I M Advisors, Inc.*                              -0-              -0-              -0-            7.30%           11.39%
Attn: David Hessel
11 Greenway Plaza, Suite 100
Houston, Texas 77046

First Command Bank Trust                           -0-              -0-              -0-              -0-           88.61%
Attn: Trust Department
P. O. Box 901075
Fort Worth, TX 76101

Integrated Global Concepts Inc.                    -0-              -0-              -0-           10.49%              -0-
401k Profit Sharing Plan
2800 S River Road, Suite 170
Des Plaines, IL 60018-6092

Merrill Lynch Pierce Fenner & Smith             25.28%           24.60%           46.42%              -0-              -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Floor
Jacksonville, FL 32246

Sauer Compressors USA Inc 401k                     -0-              -0-              -0-            5.34%              -0-
Robert W Leeson Ttee
Fbo Robert Wendell Leeson
64 Log Canoe Cir
Stevensville, MD 21666

Sierra Conveyor Co Inc.                            -0-              -0-              -0-           19.18%              -0-
401k PSP
Marjorie J or Daniel Watson Ttees
Fbo Daniel Watson DTD 07/01/94
P. O. Box 1382
Roseville, CA 95678

----------
*     Owned of record and beneficially.

                                              CLASS A           CLASS B          CLASS C         CLASS R        INSTITUTIONAL
                                               SHARES           SHARES            SHARES          SHARES         CLASS SHARES
                                              -------           ------           -------         -------        -------------

                                             PERCENTAGE       PERCENTAGE        PERCENTAGE      PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                           OWNED OF         OWNED OF          OWNED OF        OWNED OF          OWNED OF
PRINCIPAL HOLDER                               RECORD           RECORD            RECORD          RECORD            RECORD
-------------------                          ----------       ----------        ----------      ----------        ----------
Sierra Conveyor Co Inc.                            -0-              -0-              -0-           10.00%              -0-
401k PSP
Marjorie J or Daniel Watson Ttees
Fbo Marjorie J Watson DTD 07/01/94
P. O. Box 1382
Roseville, CA 95678

Smith Barney House Act                           5.43%            8.92%              -0-              -0-              -0-
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2483

MANAGEMENT OWNERSHIP

      As of February 10, 2003, the directors and officers as a group owned less than 1% of the shares outstanding of each class of each Fund.

                                   APPENDIX E

                                 MANAGEMENT FEES

      For the last three fiscal years ended October 31, the management fees payable by the Fund, the amounts waived by AIM and the net fees paid by the Fund were as follows:

  FUND NAME                     2002                                    2001                                  2000
  ---------                     ----                                    ----                                  ----

                                              NET                                     NET
                 MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT    MANAGEMENT    MANAGEMENT  MANAGEMENT   MANAGEMENT    MANAGEMENT
                FEE PAYABLE  FEE PAYABLE   FEE PAID    FEE PAYABLE   FEE WAIVERS    FEE PAID   FEE PAYABLE  FEE WAIVERS    FEE PAID
                -----------  -----------   --------    -----------   -----------    --------   -----------  -----------    --------
AIM
International
Growth Fund     $18,179,584    $749,026   $17,430,558  $26,188,064    $1,184,439  $25,003,625  $35,553,208   $1,697,400  $33,855,808

                                   APPENDIX F

                          ADMINISTRATIVE SERVICES FEES

      The Fund paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

           FUND NAME                         2002                   2001                2000
                                             ----                   ----                ----
AIM International Growth Fund              $310,657               $239,396            $222,616

                                   APPENDIX G

                              BROKERAGE COMMISSIONS

      Brokerage commissions(1) paid by the Fund during the last three fiscal years ended October 31 were as follows:

                                              2002              20001            2000
                                           ----------        -----------      ----------
AIM International Growth Fund(2)           $6,578,185        $9,379,067      $12,585,724

----------
(1) Disclosure regarding brokerage commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in the brokerage commissions paid by AIM International Growth Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to decrease in the fund's asset levels and a decrease in commission rates.

                                   APPENDIX H

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

      During the last fiscal year ended October 31, 2002, the Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                             Related
Fund                                      Transactions                Brokerage Commissions
----                                      ------------                ---------------------
AIM International Growth Fund              $52,532,674                      $94,790

      During the last fiscal year ended October 31, 2002, the fund did not purchase securities of its "regular" brokers or dealers.

                                   APPENDIX I

                                PERFORMANCE DATA

      The average annual total returns for the Fund, with respect to its Institutional Class shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                 PERIODS ENDED
                                                OCTOBER 31, 2002
                                                                  SINCE          INCEPTION
                                          1 YEAR                INCEPTION           DATE
                                          ------                ---------           ----
AIM International Growth Fund              N/A                     N/A            03/01/02

      The cumulative total returns for the Fund, with respect to its Institutional Class shares, for the one, five or ten year periods (or since inception if less than ten years) ended October 31, are as follows:

                                                 PERIODS ENDED
                                                OCTOBER 31, 2002
                                                                  SINCE          INCEPTION
                                          1 YEAR                INCEPTION           DATE
                                          ------                ---------           ----

AIM International Growth Fund              N/A                   -15.57%%         03/01/02

                              FINANCIAL STATEMENTS


                                       FS

Report of Independent Accountants

To the Board of Directors and Shareholders of AIM International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Growth Fund (formerly AIM International Equity Fund) (one of the funds constituting AIM International Funds, Inc.; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.20%

Australia-1.76%

Amcor Ltd. (Paper Packaging)                    2,221,000   $   10,020,582
--------------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                       2,300,500       12,370,859
--------------------------------------------------------------------------
BHP Steel Ltd. (Steel)(a)                         276,700          457,593
--------------------------------------------------------------------------
James Hardie Industries N.V. (Construction
  Materials)                                    1,573,000        5,412,205
==========================================================================
                                                                28,261,239
==========================================================================

Canada-9.03%

Biovail Corp. (Pharmaceuticals)(a)                178,900        5,662,185
--------------------------------------------------------------------------
Canadian National Railway Co. (Railroads)         505,600       21,475,263
--------------------------------------------------------------------------
Canadian Pacific Railway Ltd. (Railroads)         633,000       12,488,557
--------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                     718,800       20,967,499
--------------------------------------------------------------------------
Loblaw Cos. Ltd. (Food Retail) (Acquired
  11/10/00-10/10/01; Cost $31,678,027)(b)         981,800       35,633,650
--------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      220,600        4,754,347
--------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)               303,700        8,434,054
--------------------------------------------------------------------------
Royal Bank of Canada (Banks)                      267,000        9,323,837
--------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)      1,522,600       22,133,939
--------------------------------------------------------------------------
Thomson Corp. (The) (Publishing)                  160,200        4,446,858
==========================================================================
                                                               145,320,189
==========================================================================

Finland-0.28%

Nokia Oyj (Telecommunications Equipment)          269,100        4,567,991
==========================================================================

France-12.45%

Accor S.A. (Hotels, Resorts & Cruise Lines)       462,100       16,397,309
--------------------------------------------------------------------------
Aventis S.A. (Pharmaceuticals)                    345,200       20,654,493
--------------------------------------------------------------------------
BNP Paribas S.A. (Banks)                          638,200       25,431,854
--------------------------------------------------------------------------
Credit Agricole S.A. (Banks)                      792,550       12,959,378
--------------------------------------------------------------------------
L'Oreal S.A. (Personal Products)                   62,800        4,674,390
--------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vinters)(a)       61,925        6,270,311
--------------------------------------------------------------------------
PSA Peugeot Citroen (Automobile
  Manufacturers)                                  202,965        8,606,331
--------------------------------------------------------------------------
Publicis Groupe (Advertising)                     413,200        9,406,663
--------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)        198,100        9,313,771
--------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          384,350       23,491,530
--------------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)            226,900        4,179,538
--------------------------------------------------------------------------
Total Fina Elf S.A. (Integrated Oil & Gas)        262,844       36,188,672
--------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)           406,900       22,715,079
==========================================================================
                                                               200,289,319
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Germany-5.85%

Altana A.G. (Pharmaceuticals)                     887,340   $   42,438,931
--------------------------------------------------------------------------
Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)                                  557,066       19,877,391
--------------------------------------------------------------------------
Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                               70,565        9,014,226
--------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)       47,650       22,850,943
==========================================================================
                                                                94,181,491
==========================================================================

Hong Kong-1.74%

Cheung Kong Holdings Ltd. (Real Estate
  Management & Development)                     1,080,000        7,165,982
--------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd. (Wireless
  Telecommunication Services)(a)                3,090,000        7,586,978
--------------------------------------------------------------------------
CK Life Sciences International Holdings, Inc.
  (Biotechnology)(a)                               43,200            7,754
--------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)                                     241,100        6,022,678
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                  1,145,000        7,134,825
==========================================================================
                                                                27,918,217
==========================================================================

India-1.50%

Infosys Technologies Ltd. (IT Consulting &
  Services)                                       308,228       24,151,966
==========================================================================

Ireland-3.45%

Bank of Ireland (Banks)                         3,892,200       43,147,995
--------------------------------------------------------------------------
Ryanair Holdings PLC-ADR (Airlines)(a)            333,500       12,409,535
==========================================================================
                                                                55,557,530
==========================================================================

Israel-2.79%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               579,300       44,855,199
==========================================================================

Italy-7.00%

Autostrade-Concessioni e Costruzioni
  Autostrade S.p.A. (Highways &
  Railtracks)(c)                                4,295,000       35,497,445
--------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Banks)                                       1,485,350       17,789,413
--------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)               2,707,949       37,578,197
--------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              5,788,600       21,772,314
==========================================================================
                                                               112,637,369
==========================================================================

Japan-14.47%

Canon, Inc. (Office Electronics)                  604,000       22,290,007
--------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 386,000        8,335,810
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Japan-(Continued)

Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-09/13/01; Cost $17,857,081)(b)         889,000   $   17,274,820
--------------------------------------------------------------------------
Hirose Electric Co., Ltd. (Electronic
  Equipment & Instruments)                        234,000       16,506,858
--------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                  553,900       19,853,209
--------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment &
  Instruments)                                    428,800       29,443,240
--------------------------------------------------------------------------
Kao Corp. (Household Products)                    549,000       12,550,620
--------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment &
  Instruments)                                     85,200       14,107,250
--------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment &
  Instruments)                                    164,300        9,980,340
--------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)                                1,486,000       11,416,770
--------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)           642,700       16,949,061
--------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Electronics)              920,000       16,450,033
--------------------------------------------------------------------------
SEGA Corp. (Consumer Electronics)(a)              961,000       11,612,345
--------------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     518,500       12,615,366
--------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)        583,900       13,348,465
==========================================================================
                                                               232,734,194
==========================================================================

Mexico-2.20%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)           458,100        6,156,864
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                         187,000        3,904,560
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                           12,103,100        9,493,558
--------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)         219,500        6,694,750
--------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (General Merchandise Stores)                  4,251,000        9,107,201
==========================================================================
                                                                35,356,933
==========================================================================

Netherlands-2.21%

TPG N.V. (Air Freight & Logistics)                657,545       10,647,710
--------------------------------------------------------------------------
VNU N.V. (Publishing)                             487,000       13,067,904
--------------------------------------------------------------------------
Wolters Kluwer N.V.-Dutch Ctfs. (Publishing)      678,600       11,895,422
==========================================================================
                                                                35,611,036
==========================================================================

Portugal-1.00%

Portugal Telecom, SGPS, S.A. (Integrated
  Telecommunication Services)                   2,654,000       16,024,268
==========================================================================

South Korea-2.69%

Kookmin Bank (Banks)                              435,660       14,450,814
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)                        102,300       28,834,559
==========================================================================
                                                                43,285,373
==========================================================================

Spain-4.81%

Altadis, S.A. (Tobacco)(a)                        639,600       13,516,174
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
Spain-(Continued)

Banco Popular Espanol S.A. (Banks)                985,300   $   42,169,807
--------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail) (Acquired 06/05/01-10/31/02; Cost
  $16,413,838)(b)                                 968,650       21,764,074
==========================================================================
                                                                77,450,055
==========================================================================

Sweden-1.39%

Skandinaviska Enskilda Banken A.B.-Class A
  (Banks)(a)                                      922,000        8,010,907
--------------------------------------------------------------------------
Svenska Cellulosa A.B.-Class B (Paper
  Products)                                       469,200       14,358,190
==========================================================================
                                                                22,369,097
==========================================================================

Switzerland-2.52%

Adecco S.A. (Employment Services)                 368,380       14,464,857
--------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)               59,165       12,677,356
--------------------------------------------------------------------------
UBS A.G. (Banks)                                  279,960       13,333,685
==========================================================================
                                                                40,475,898
==========================================================================

Taiwan-1.82%

Compal Electronics Inc. (Computer Hardware)     6,931,200        7,710,211
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronic Equipment & Instruments)          2,624,300        9,491,344
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (Semiconductors)(a)                           9,029,809       12,100,464
==========================================================================
                                                                29,302,019
==========================================================================

United Kingdom-14.24%

BP PLC (Integrated Oil & Gas)                     609,350        3,910,144
--------------------------------------------------------------------------
Centrica PLC (Gas Utilities)                    6,464,950       18,415,293
--------------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                360,700        4,067,450
--------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)            1,254,225       19,629,875
--------------------------------------------------------------------------
Man Group PLC (Diversified Financial
  Services)                                       763,500       11,375,961
--------------------------------------------------------------------------
Next PLC (Department Stores)                      959,400       13,363,857
--------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)      2,102,160       38,165,051
--------------------------------------------------------------------------
Rentokil Initial PLC (Diversified Commercial
  Services)                                     7,226,050       24,513,325
--------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        1,388,500       32,684,046
--------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Integrated
  Oil & Gas)                                    2,212,800       14,225,313
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                            897,480        7,233,927
--------------------------------------------------------------------------
Smith & Nephew PLC (Health Care Supplies)       1,270,875        7,558,377
--------------------------------------------------------------------------
Tesco PLC (Food Retail)                         1,598,400        4,959,533
--------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)(a)        2,939,650       29,054,344
==========================================================================
                                                               229,156,496
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $1,429,332,836)                        1,499,505,879
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-5.01%

STIC Liquid Assets Portfolio(d)                40,273,298   $   40,273,298
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        40,273,298       40,273,298
==========================================================================
    Total Money Market Funds (Cost
      $80,546,596)                                              80,546,596
==========================================================================
TOTAL INVESTMENTS-98.21% (Cost
  $1,509,879,432)                                            1,580,052,475
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.79%                             28,772,568
==========================================================================
NET ASSETS-100.00%                                          $1,608,825,043
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $74,672,544, which represented 4.64% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 100% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Directors.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $1,509,879,432)*    $1,580,052,475
---------------------------------------------------------------------
Foreign currencies, at value (cost $25,635,124)            25,414,312
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         41,366,857
---------------------------------------------------------------------
  Capital stock sold                                       20,291,555
---------------------------------------------------------------------
  Dividends                                                 2,678,389
---------------------------------------------------------------------
Investment for deferred compensation plan                      66,783
---------------------------------------------------------------------
Collateral for securities loaned                          107,456,573
---------------------------------------------------------------------
Other assets                                                   95,431
=====================================================================
     Total assets                                       1,777,422,375
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    21,928,165
---------------------------------------------------------------------
  Capital stock reacquired                                 36,344,491
---------------------------------------------------------------------
  Deferred compensation plan                                   66,783
---------------------------------------------------------------------
  Collateral upon return of securities loaned             107,456,573
---------------------------------------------------------------------
Accrued distribution fees                                   1,281,186
---------------------------------------------------------------------
Accrued directors' fees                                         1,867
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,099,312
---------------------------------------------------------------------
Accrued operating expenses                                    418,955
=====================================================================
     Total liabilities                                    168,597,332
=====================================================================
Net assets applicable to shares outstanding            $1,608,825,043
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $1,093,344,415
_____________________________________________________________________
=====================================================================
Class B                                                $  401,287,917
_____________________________________________________________________
=====================================================================
Class C                                                $  114,069,845
_____________________________________________________________________
=====================================================================
Class R                                                $       48,778
_____________________________________________________________________
=====================================================================
Institutional Class                                    $       74,088
_____________________________________________________________________
=====================================================================


CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                              480,000,000
---------------------------------------------------------------------
  Outstanding                                              86,179,735
_____________________________________________________________________
=====================================================================
Class B:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                              33,392,782
_____________________________________________________________________
=====================================================================
Class C:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                               9,484,757
_____________________________________________________________________
=====================================================================
Class R:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   3,845
_____________________________________________________________________
=====================================================================
Institutional Class:
  Authorized                                              240,000,000
---------------------------------------------------------------------
  Outstanding                                                   5,818
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $        12.69
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.69 divided by 94.50%)     $        13.43
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $        12.02
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $        12.03
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $        12.69
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $        12.73
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $104,068,279 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,253,611)                                          $  26,055,923
--------------------------------------------------------------------
Dividends from affiliated money market funds               1,443,268
--------------------------------------------------------------------
Interest                                                      49,396
--------------------------------------------------------------------
Security lending income                                    1,719,970
====================================================================
    Total investment income                               29,268,557
====================================================================

EXPENSES:

Advisory fees                                             18,179,584
--------------------------------------------------------------------
Administrative services fees                                 310,657
--------------------------------------------------------------------
Custodian fees                                             1,551,222
--------------------------------------------------------------------
Distribution fees -- Class A                               3,866,362
--------------------------------------------------------------------
Distribution fees -- Class B                               5,287,876
--------------------------------------------------------------------
Distribution fees -- Class C                               1,467,969
--------------------------------------------------------------------
Distribution fees -- Class R                                      36
--------------------------------------------------------------------
Transfer agent fees                                        7,422,627
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        20
--------------------------------------------------------------------
Directors' fees                                               19,060
--------------------------------------------------------------------
Other                                                        789,249
====================================================================
    Total expenses                                        38,894,662
====================================================================
Less: Fees waived                                           (749,026)
--------------------------------------------------------------------
   Expenses paid indirectly                                  (31,016)
====================================================================
   Net expenses                                           38,114,620
====================================================================
Net investment income (loss)                              (8,846,063)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                 (220,824,992)
--------------------------------------------------------------------
  Foreign currencies                                        (506,780)
====================================================================
                                                        (221,331,772)
====================================================================
Change in net unrealized appreciation of:
  Investment securities                                   52,823,026
--------------------------------------------------------------------
  Foreign currencies                                         156,913
====================================================================
                                                          52,979,939
====================================================================
Net gain (loss) from investment securities and
  foreign currencies                                    (168,351,833)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(177,197,896)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,846,063)   $    (8,288,201)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (221,331,772)      (324,500,383)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  52,979,939       (590,577,572)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (177,197,896)      (923,366,156)
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (156,825,052)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --        (70,681,276)
-----------------------------------------------------------------------------------------------
  Class C                                                                 --        (18,156,188)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (212,077,269)      (180,428,359)
-----------------------------------------------------------------------------------------------
  Class B                                                       (148,436,124)       (46,358,665)
-----------------------------------------------------------------------------------------------
  Class C                                                        (35,844,117)           589,170
-----------------------------------------------------------------------------------------------
  Class R                                                             49,318                 --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 80,835                 --
===============================================================================================
    Net increase (decrease) in net assets                       (573,425,253)    (1,395,226,526)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,182,250,296      3,577,476,822
===============================================================================================
  End of year                                                 $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,114,306,701    $ 2,516,881,207
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (168,216)          (160,057)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (575,399,958)      (351,577,431)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            70,086,516         17,106,577
===============================================================================================
                                                              $1,608,825,043    $ 2,182,250,296
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund"), formerly AIM International Equity Fund, is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $749,026.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $310,657 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,948,484 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $3,866,362, $5,287,876, $1,467,969 and $36, respectively.

  AIM Distributors retained commissions of $117,107 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $665,153, $254 and $27,134 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $9,908 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $29,168 and reductions in custodian fees of $1,848 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $31,016.

NOTE 4--DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $104,068,279 were on loan to brokers. The loans were secured by cash collateral of $107,456,573 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $1,719,970 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002         2001
Distributions paid from long-term
  capital gain                          $   --    $245,662,516
______________________________________________________________
==============================================================


Tax Components of Capital:

As of October 31, 2002, the components of capital on a tax basis were as follows:

Unrealized appreciation -- investments         $   56,901,491
-------------------------------------------------------------
Temporary book/tax differences                       (168,216)
-------------------------------------------------------------
Capital loss carryforward                        (562,214,933)
-------------------------------------------------------------
Capital (par value and additional paid-in)      2,114,306,701
=============================================================
                                               $1,608,825,043
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(86,527).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of director compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
October 31, 2005                               $  4,400,190
-----------------------------------------------------------
October 31, 2006                                  4,587,222
-----------------------------------------------------------
October 31, 2008                                  5,435,313
-----------------------------------------------------------
October 31, 2009                                326,330,819
-----------------------------------------------------------
October 31, 2010                                221,461,389
===========================================================
                                               $562,214,933
___________________________________________________________
===========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,433,412,579 and $1,742,490,226 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 172,369,970
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (115,381,952)
=============================================================
Net unrealized appreciation of investment
  securities                                    $  56,988,018
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,523,064,457.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and reclassification of a net operating loss on October 31, 2002, undistributed net investment income was increased by $8,837,904, undistributed net realized gains decreased by $2,490,755 and paid in capital decreased by $6,347,149. This reclassification had no effect on net assets of the Fund.

NOTE 10--CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
Sold:
  Class A                                                      369,061,971*   $ 5,206,304,421*    175,580,029    $ 2,950,679,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,311,442         44,849,213       4,979,371         82,782,098
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       15,573,890        203,220,053      14,086,051        222,470,653
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                          3,845             49,318              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                             5,818             80,835              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --       7,606,981        146,967,008
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,458,005         64,111,410
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         924,281         17,145,423
================================================================================================================================
Issued in connection with acquisitions:****
  Class A                                                               --                 --       2,217,146         33,310,375
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       1,619,058         23,291,645
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         232,554          3,348,737
================================================================================================================================
Reacquired:
  Class A                                                     (380,070,713)    (5,418,381,690)   (195,871,662)    (3,311,385,365)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (14,343,166)*     (193,285,337)*   (13,584,017)      (216,543,818)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,116,304)      (239,064,170)    (15,412,641)      (242,375,643)
================================================================================================================================
                                                               (24,573,217)   $  (396,227,357)    (14,164,844)   $  (226,197,854)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Includes automatic conversion of 698,495 shares of Class B shares in the amount of $9,377,577 to 660,780 shares of Class A shares in the amount of $9,377,577.
**   Class R shares commenced sales on June 3, 2002.
***  Institutional shares commenced sales on March 15, 2002.
**** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Japan Growth Fund pursuant to a plan of reorganization approved by AIM Japan Growth Fund shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 4,068,758 shares of the Fund for 9,652,967 shares of AIM Japan Growth Fund outstanding as of the close of business on September 7, 2001. AIM Japan Growth Fund net assets at that date of $59,950,757 including $(9,557,579) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,282,502,806.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                               ----------------------------------------------------------------------------------
                                                  2002              2001              2000              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    14.45        $    21.60        $    21.73        $    17.59        $    16.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.03)(a)         (0.01)             0.08(a)          (0.03)             0.05(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.73)            (5.66)             0.72              4.49              0.96
=================================================================================================================================
    Total from investment operations                (1.76)            (5.67)             0.80              4.46              1.01
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 --                --                --             (0.11)            (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                --             (1.48)            (0.93)            (0.21)               --
=================================================================================================================================
    Total distributions                                --             (1.48)            (0.93)            (0.32)            (0.06)
=================================================================================================================================
Net asset value, end of period                 $    12.69        $    14.45        $    21.60        $    21.73        $    17.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                    (12.18)%          (27.96)%            3.16%            25.73%             6.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,093,344        $1,404,269        $2,325,636        $2,058,419        $1,724,635
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   1.70%(c)          1.57%             1.44%             1.48%             1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                1.74%(c)          1.61%             1.48%             1.52%             1.49%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (0.21)%(c)        (0.04)%            0.30%            (0.14)%            0.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                77%               85%               87%               86%               78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,288,787,374.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.78        $  20.81        $  21.11        $  17.13         $  16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)        (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.74            4.36             0.95
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.63            4.19             0.86
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)              --
=================================================================================================================================
Net asset value, end of period                         $  12.02        $  13.78        $  20.81        $  21.11         $  17.13
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.77)%        (28.48)%          2.42%          24.72%            5.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $401,288        $612,125        $997,843        $887,106         $744,987
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%            2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%            2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%          (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%              78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $528,787,574.

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                         2002            2001            2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.79        $  20.82        $  21.13        $  17.14         $ 16.27
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.12)(a)       (0.13)          (0.11)(a)       (0.17)(a)       (0.09)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                           (1.64)          (5.42)           0.73            4.37            0.96
=================================================================================================================================
    Total from investment operations                      (1.76)          (5.55)           0.62            4.20            0.87
=================================================================================================================================
Less distributions from net realized gains                   --           (1.48)          (0.93)          (0.21)             --
=================================================================================================================================
Net asset value, end of period                         $  12.03        $  13.79        $  20.82        $  21.13         $ 17.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          (12.76)%        (28.47)%          2.37%          24.76%           5.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $114,070        $165,857        $253,998        $118,208         $58,579
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         2.40%(c)        2.27%           2.18%           2.27%           2.22%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      2.44%(c)        2.31%           2.22%           2.31%           2.26%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.91)%(c)      (0.75)%         (0.44)%         (0.93)%         (0.49)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      77%             85%             87%             86%             78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $146,796,937.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.27
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.56)
===========================================================================
    Total from investment operations                               (2.58)
===========================================================================
Net asset value, end of period                                   $ 12.69
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.90)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    49
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.89%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.93%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.40)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               77%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,496.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 15.09
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         0.03(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.39)
=================================================================================
    Total from investment operations                                  (2.36)
=================================================================================
Net asset value, end of period                                      $ 12.73
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (15.64)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $    74
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.16%(c)
---------------------------------------------------------------------------------
  Without fee waivers                                                  1.20%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.33%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  77%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $30,604.